EXECUTION VERSION DMSLIBRARY01:26808156.18 SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of October 28, 2015 among SCHWEITZER-MAUDUIT INTERNATIONAL, INC., SWM HOLDCO 1 and SWM LUXEMBOURG, as Borrowers THE LENDERS PARTY HERETO, JPMORGAN CHASE BANK, N.A., as Administrative Agent, J.P. MORGAN SECURITIES LLC, FIFTH THIRD BANK, MERRILL LYNCH PIERCE FENNER & SMITH, INC., SUNTRUST ROBINSON HUMPHREY, INC. and AGFIRST FARM CREDIT BANK, as Joint Lead Arrangers and Joint Bookrunners, a n d FIFTH THIRD BANK, MERRILL LYNCH PIERCE FENNER & SMITH, INC., SUNTRUST BANK and AGFIRST FARM CREDIT BANK, as Co-Syndication Agents

i DMSLIBRARY01:26808156.18 TABLE OF CONTENTS Page Article I. Definitions  Section 1.01.  Defined Terms ................................................................................................... 2  Section 1.02.  Classification of Loans and Borrowings ......................................................... 34  Section 1.03.  Terms Generally .............................................................................................. 34  Section 1.04.  Accounting Terms; GAAP .............................................................................. 34  Section 1.05.  Currency Equivalents ...................................................................................... 35  Article II. The Credits  Section 2.01.  Commitments................................................................................................... 35  Section 2.02.  Loans and Borrowings ..................................................................................... 36  Section 2.03.  Requests for Revolving Borrowings ................................................................ 37  Section 2.04.  Reserved. ......................................................................................................... 38  Section 2.05.  Swingline Loans .............................................................................................. 38  Section 2.06.  Letters of Credit ............................................................................................... 39  Section 2.07.  Funding of Borrowings .................................................................................... 44  Section 2.08.  Interest Elections ............................................................................................. 44  Section 2.09.  Termination, Reduction and Increase of Commitments .................................. 46  Section 2.10.  Repayment of Loans; Evidence of Debt .......................................................... 48  Section 2.11.  Prepayment of Loans ....................................................................................... 50  Section 2.12.  Fees .................................................................................................................. 51  Section 2.13.  Interest ............................................................................................................. 52  Section 2.14.  Alternate Rate of Interest ................................................................................. 53  Section 2.15.  Increased Costs. ............................................................................................... 53  Section 2.16.  Break Funding Payments ................................................................................. 55  Section 2.17.  Payments Free of Taxes ................................................................................... 55  Section 2.18.  Payments Generally; Pro Rata Treatment; Sharing of Set-offs ....................... 59  Section 2.19.  Mitigation Obligations; Replacement of Lenders ........................................... 62  Section 2.20.  Defaulting Lenders .......................................................................................... 63  Section 2.21.  Existing Maturity Date .................................................................................... 65  Article III. Representations and Warranties  Section 3.01.  Organization; Powers ...................................................................................... 66  Section 3.02.  Authorization; Enforceability .......................................................................... 66  Section 3.03.  Governmental Approvals; No Conflicts .......................................................... 66  Section 3.04.  Financial Condition; No Material Adverse Change. ....................................... 66  Section 3.05.  Properties. ........................................................................................................ 67  Section 3.06.  Litigation and Environmental Matters. ............................................................ 67

ii DMSLIBRARY01:26808156.18 Section 3.07.  Compliance with Laws and Agreements ......................................................... 67  Section 3.08.  Investment Company Status ............................................................................ 68  Section 3.09.  Taxes ................................................................................................................ 68  Section 3.10.  ERISA .............................................................................................................. 68  Section 3.11.  Disclosure ........................................................................................................ 68  Section 3.12.  Subsidiaries ...................................................................................................... 68  Section 3.13.  Material Agreements ....................................................................................... 68  Section 3.14.  Labor Relations................................................................................................ 69  Section 3.15.  Solvency .......................................................................................................... 69  Section 3.16.  Insurance .......................................................................................................... 69  Section 3.17.  Regulation U .................................................................................................... 69  Section 3.18.  Common Enterprise ......................................................................................... 69  Section 3.19.  Foreign Borrower ............................................................................................ 69  Section 3.20.  Compliance with Domiciliation Law .............................................................. 70  Section 3.21.  COMI ............................................................................................................... 70  Section 3.22.  Security Interest in Collateral .......................................................................... 70  Section 3.23.  Anti-Corruption Laws and Sanctions .............................................................. 70  Section 3.24.  Status of SWM Luxembourg. .......................................................................... 71  Article IV. Conditions  Section 4.01.  Effective Date .................................................................................................. 71  Section 4.02.  Each Credit Event ............................................................................................ 74  Article V. Affirmative Covenants  Section 5.01.  Financial Statements and Other Information ................................................... 75  Section 5.02.  Notices of Material Events .............................................................................. 76  Section 5.03.  Existence; Conduct of Business ...................................................................... 76  Section 5.04.  Payment of Obligations ................................................................................... 77  Section 5.05.  Maintenance of Properties; Insurance ............................................................. 77  Section 5.06.  Books and Records; Inspection Rights ............................................................ 77  Section 5.07.  Compliance with Laws .................................................................................... 78  Section 5.08.  Use of Proceeds ............................................................................................... 78  Section 5.09.  Further Assurances; Additional Borrowers. .................................................... 78  Section 5.10.  OFAC............................................................................................................... 80  Section 5.11.  Centre of Main Interest .................................................................................... 80  Section 5.12.  Post Closing Matters ........................................................................................ 80  Article VI. Negative Covenants  Section 6.01.  Indebtedness .................................................................................................... 80  Section 6.02.  Liens ................................................................................................................ 81

iii DMSLIBRARY01:26808156.18 Section 6.03.  Fundamental Changes; Asset Sales. ................................................................ 83  Section 6.04.  Investments, Loans, Advances, Guarantees and Acquisitions ........................ 85  Section 6.05.  Swap Agreements ............................................................................................ 86  Section 6.06.  Restricted Payments; Stock Purchases. ........................................................... 86  Section 6.07.  Transactions with Affiliates............................................................................. 87  Section 6.08.  Restrictive Agreements .................................................................................... 87  Section 6.09.  Amendment of Material Documents ............................................................... 88  Section 6.10.  Financial Covenants. ....................................................................................... 88  Section 6.11.  Fiscal Year ....................................................................................................... 89  Section 6.12.  Certain Subsidiaries ......................................................................................... 89  Section 6.13.  Use of Proceeds ............................................................................................... 90  Article VII. Events of Default  Article VIII. The Administrative Agent  Article IX. Miscellaneous  Section 9.01.  Notices ............................................................................................................. 95  Section 9.02.  Waivers; Amendments .................................................................................... 97  Section 9.03.  Expenses; Indemnity; Damage Waiver ........................................................... 99  Section 9.04.  Successors and Assigns ................................................................................. 100  Section 9.05.  Survival .......................................................................................................... 105  Section 9.06.  Counterparts; Integration; Effectiveness; Electronic Execution ................... 105  Section 9.07.  Severability .................................................................................................... 106  Section 9.08.  Right of Setoff ............................................................................................... 106  Section 9.09.  Governing Law; Jurisdiction; Consent to Service of Process ....................... 106  Section 9.10.  WAIVER OF JURY TRIAL ......................................................................... 107  Section 9.11.  Headings ........................................................................................................ 107  Section 9.12.  Confidentiality ............................................................................................... 107  Section 9.13.  Material Non-Public Information. ................................................................. 108  Section 9.14.  Interest Rate Limitation ................................................................................. 109  Section 9.15.  USA PATRIOT Act....................................................................................... 109  Section 9.16.  Judgment Currency ........................................................................................ 109  Section 9.17.  Acknowledgements ....................................................................................... 110  Article X. Loan Guaranty  Section 10.01.  Guaranty ........................................................................................................ 111  Section 10.02.  Guaranty of Payment ..................................................................................... 112  Section 10.03.  No Discharge or Diminishment of Loan Guaranty ....................................... 112

iv DMSLIBRARY01:26808156.18 Section 10.04.  Defenses Waived ........................................................................................... 112  Section 10.05.  Rights of Subrogation .................................................................................... 113  Section 10.06.  Reinstatement; Stay of Acceleration ............................................................. 113  Section 10.07.  Information .................................................................................................... 113  Section 10.08.  Termination ................................................................................................... 113  Section 10.09.  Taxes .............................................................................................................. 114  Section 10.10.  Maximum Liability ........................................................................................ 114  Section 10.11.  Liability Cumulative ...................................................................................... 114  Section 10.12.  Keepwell ........................................................................................................ 114  SCHEDULES: Schedule 1.01 – Permitted Investments Schedule 2.01A – Commitments Schedule 2.01B – Swingline Commitments Schedule 3.06 -- Disclosed Matters Schedule 3.12 – Subsidiaries Schedule 3.13 – Material Agreements Schedule 3.16 – Insurance Schedule 3.24 -- IP Activities Schedule 5.12 -- Post Closing Matters Schedule 6.02 -- Existing Liens Schedule 6.08 -- Existing Restrictions EXHIBITS: Exhibit A -- Form of Assignment and Assumption Exhibit B -- [Reserved] Exhibit C -- Form of Compliance Certificate Exhibit D-1 -- U.S. Tax Certificate (For Non-U.S. Lenders that are not Partnerships for U.S. Federal Income Tax Purposes) Exhibit D-2 -- U.S. Tax Certificate (For Non-U.S. Lenders that are Partnerships for U.S. Federal Income Tax Purposes) Exhibit D-3 -- U.S. Tax Certificate (For Non-U.S. Participants that are not Partnerships for U.S. Federal Income Tax Purposes) Exhibit D-4 -- U.S. Tax Certificate (For Non-U.S. Participants that are Partnerships for U.S. Federal Income Tax Purposes)

1 DMSLIBRARY01:26808156.18 SECOND AMENDED AND RESTATED CREDIT AGREEMENT SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of October 28, 2015 (as it may be amended, restated, modified, extended or supplemented from time to time, this “Agreement”) by and among SCHWEITZER-MAUDUIT INTERNATIONAL, INC., a Delaware corporation (“Parent” or “U.S. Borrower”), SWM HOLDCO 1, a Luxembourg private limited liability company (société à responsabilité limitée), having its registered office at 17, rue Edmond Reuter, L-5326 Contern, Grand-Duchy of Luxembourg, registered with the Luxembourg Register of Commerce and Companies (Registre de Commerce et des Sociétés, Luxembourg) under number B 182.478 and with a share capital of EUR 9,416,950 (“SWM HOLDCO 1”), SWM LUXEMBOURG, a Luxembourg private limited liability company (société à responsabilité limitée), having its registered office at 17, rue Edmond Reuter, L-5326 Contern, Grand-Duchy of Luxembourg, registered with the Luxembourg Register of Commerce and Companies (Registre de Commerce et des Sociétés, Luxembourg) under number B 180.186 and with a share capital of EUR 10,691,750 (“SWM Luxembourg” and, together with U.S. Borrower and SWM Holdco 1, the “Borrowers” and, individually, each a “Borrower”), the Lenders (as defined below) that are from time to time a party hereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent, J.P. MORGAN SECURITIES LLC, FIFTH THIRD BANK, MERRILL LYNCH PIERCE FENNER & SMITH, INC., SUNTRUST ROBINSON HUMPHREY, INC. and AGFIRST FARM CREDIT BANK., as Joint Lead Arrangers and Joint Bookrunners, and FIFTH THIRD BANK, MERRILL LYNCH PIERCE FENNER & SMITH, INC., SUNTRUST BANK and AGFIRST FARM CREDIT BANK, as Co-Syndication Agents. R E C I T A L S: WHEREAS, the U.S. Borrower, SWM Luxembourg, the Administrative Agent and the financial institutions party thereto as lenders previously entered into that certain Amended and Restated Credit Agreement, dated as of December 11, 2013 (as amended, restated, supplemented or otherwise modified, the “Original Credit Agreement”), pursuant to which such lenders agreed to extend certain loans and other financial accommodations to or for the benefit of the U.S. Borrower and SWM Luxembourg pursuant to the terms and conditions set forth therein. WHEREAS, the parties hereto desire to amend and restate the Original Credit Agreement to, among other things, add SWM Holdco 1 as a Borrower, refinance their existing Loans (as defined in the Original Credit Agreement) and to increase the Commitment under the Original Credit Agreement as set forth herein to be used (a) to fund a portion of the Argotec Acquisition (as defined below), (b) for general corporate purposes of the Borrowers and their Subsidiaries and (c) to pay expenses relating to the negotiation and documentation of the Argotec Acquisition and this Agreement. WHEREAS, in connection with the foregoing, the parties hereto agree that upon satisfaction of the conditions set forth in Sections 4.01 and 4.02, the Original Credit Agreement shall be amended and restated in its entirety and superseded by this Agreement; provided, however, the obligation to repay the Obligations under the Original Credit Agreement shall

2 DMSLIBRARY01:26808156.18 continue in full force and effect and shall be governed by the terms of this Agreement and corresponding Loan Documents. NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants set forth below, and intending to be legally bound, the parties hereto agree as follows: AGREEMENT: ARTICLE I. DEFINITIONS Section 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below: “ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, bear interest at a rate determined by reference to the Alternate Base Rate. “Acquisition Expenses” means fees, costs and expenses related to the Argotec Acquisition or any other Permitted Acquisition. “Adjusted LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period (or, as applicable, for the purpose of determining the Alternate Base Rate for any day by reference to a one month Interest Period), an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) with respect to Loans denominated in U.S. Dollars, the Statutory Reserve Rate. “Administrative Agent” means JPMorgan Chase Bank, N.A. in its capacity as administrative agent for the Lenders hereunder, and its successors and assigns in such capacity. “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent. “Adverse Tax Ruling” means a final ruling by the Supreme Court of Brazil against the taxpayer, SWM Brazil, and in favor of the applicable tax authorities regarding either one or both of the two assessments by the tax authorities of the State of Rio de Janeiro for Imposto sobre Circulação de Mercadorias e Serviços for the period January 1995 through November 2000. “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Agency Site” means the Electronic System established by the Administrative Agent to administer this Agreement. “Agent Party” has the meaning assigned to it in Section 9.01(d). “Agreement” has the meaning set forth in the Preamble.

"***Alternate Base Rate***" means, for any day, a rate *per annum* equal to the greatest of (a) the Prime Rate in effect on such day, (b) the FRBNY Rate in effect on such day plus ½ of 1% and (c) the Adjusted LIBO Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%, provided that, the Adjusted LIBO Rate for any day shall be based on the LIBO Rate at approximately 11:00 a.m. London time on such day, subject to the interest rate floors set forth therein. Any change in the Alternate Base Rate due to a change in the Prime Rate, the FRBNY Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the FRBNY Rate or the Adjusted LIBO Rate, respectively.

"***Anti-Corruption Laws***" means all laws, rules, and regulations of any jurisdiction applicable to any Loan Party or any of its Subsidiaries from time to time concerning or relating to bribery or corruption.

"***Applicable Percentage***" means, with respect to any Revolving Lender, the percentage of the total Revolving Commitments represented by such Revolving Lender's Revolving Commitment; provided that in the case of Section 2.20 when a Defaulting Lender shall exist, "Applicable Percentage" shall mean the percentage of the total Revolving Commitments (disregarding any Defaulting Lender's Revolving Commitment) represented by such Lender's Revolving Commitment. If the Revolving Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Revolving Commitments most recently in effect, giving effect to any assignments and to any Lender's status as a Defaulting Lender at the time of determination.

"***Applicable Rate***" means, for any day, with respect to any ABR Loan, Eurodollar Loan or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption "Revolver Eurodollar Spread", "Revolver ABR Spread", "Term Loan A-1 Eurodollar Spread", "Term Loan A-1 ABR Spread", "Term Loan A-2 Eurodollar Spread", "Term Loan A-2 ABR Spread" or "Commitment Fee Rate", as the case may be, based upon the Borrowers' Net Debt to EBITDA Ratio as of the most recent determination date; provided that, until the delivery to the Administrative Agent, pursuant to Section 5.01, of Parent's consolidated financial information for the fiscal quarter ending December 31, 2015, the "Applicable Rate" shall be the applicable rate per annum set forth in Level II below:

Level	Net Debt to EBITDA Ratio	Revolver Eurodollar Spread and Term Loans A-1 Eurodollar Spread	Revolver ABR Spread and Term Loan A-1 ABR Spread	Term Loan A-2 Eurodollar Spread	Term Loan A-2 ABR Spread	Commitment Fee Rate
I	Greater than or equal to 3.25 to 1.00	2.25%	1.25%	2.50%	1.50%	0.35%
II	Greater than or equal to 2.50 to 1.00	2.00%	1.00%	2.25%	1.25%	0.30%

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Level	Net Debt to EBITDA Ratio	Revolver Eurodollar Spread and Term Loans A-1 Eurodollar Spread	Revolver ABR Spread and Term Loan A-1 ABR Spread	Term Loan A-2 Eurodollar Spread	Term Loan A-2 ABR Spread	Commitment Fee Rate
	but less than 3.25 to 1.00					
III	Greater than or equal to 1.75 to 1.00 but less than 2.50 to 1.00	1.75%	0.75%	2.00%	1.00%	0.25%
IV	Greater than or equal to 1.00 to 1.00 but less than 1.75 to 1.00	1.50%	0.50%	1.75%	0.75%	0.20%
V	Less than 1.00 to 1.00	1.25%	0.25%	1.50%	0.50%	0.15%

For purposes of the foregoing, (a) the Applicable Rate shall be determined as of the end of each fiscal quarter of Parent based upon Parent's annual or quarterly consolidated financial statements delivered pursuant to Section 5.01 and (b) each change in the Applicable Rate resulting from a change in the Net Debt to EBITDA Ratio shall be effective during the period commencing on and including the date of delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; provided that, the Net Debt to EBITDA Ratio shall be deemed to be at Level I set forth above (A) at any time that an Event of Default has occurred and is continuing or (B) if the Borrowers fail to deliver the annual or quarterly consolidated financial statements required to be delivered by them pursuant to Section 5.01, during the period from the expiration of the time for delivery thereof until such consolidated financial statements are delivered.

In the event that any financial statement or certification delivered pursuant to Section 5.01 is shown to be inaccurate (regardless of whether this Agreement or the Commitments are in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Rate for any period (an "***Applicable Period***") than the Applicable Rate applied for such Applicable Period, (i) Parent shall immediately (a) deliver to the Administrative Agent a corrected compliance certificate for such Applicable Period and (b) determine the Applicable Rate for such Applicable Period based upon the corrected compliance certificate, and (ii) the applicable Borrower shall immediately pay to the Administrative Agent for the benefit of the Lenders the accrued additional interest and other fees owing as a result of

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5 DMSLIBRARY01:26808156.18 such increased Applicable Rate for such Applicable Period, which payment shall be promptly distributed by the Administrative Agent to the Lenders entitled thereto. “Approved Fund” has the meaning assigned to such term in Section 9.04(b). “Argotec” means Argotec Intermediate Holdings LLC, a Delaware limited liability company. “Argotec Acquisition” means the acquisition on the Effective Date of all of the Equity Interests of Argotec by SWM-Argotec, LLC. “Argotec Acquisition Agreement” means that certain Equity Interest Purchase Agreement, dated as of September 17, 2015, by and among SWM-Argotec, LLC, Argotec Intermediate Holdings Two LLC, Argotec Intermediate Holdings LLC, Argotec LLC, and solely for certain limited purposes therein Argotec Holdings LLC, the equity holders of Argotec Holdings LLC and Parent. “Asset Disposition” means any sale, transfer, lease or other disposition of any properties or assets of any Borrower or any of its Subsidiaries (including, without limitation, pursuant to a Sale and Leaseback Transaction and any such sale, transfer or disposition of Equity Interests) in a single transaction or in a series of related transactions (other than (a) the sale of inventory or the licensing of intellectual property in the ordinary course of business, (b) the sale of surplus, obsolete or worn out property in the ordinary course of business, (c) the sale of Permitted Investments in the ordinary course of business, (d) any sale of receivables in the ordinary course of business on a non-recourse basis (subject to customary carveouts) pursuant to a supply chain finance program, which participation in such is at the request of a customer of any Borrower or any of its Subsidiaries, (e) the sale or licensing of intellectual property that is not used and generating operating revenue in the business of the Loan Parties or their Subsidiaries and (f) any sale, transfer, lease or other disposition of any properties or assets having a fair market value which does not exceed, for any single transaction or related series of transactions, $1,000,000. “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent. “Availability Period” means the period from and including the Effective Date to but excluding the earlier of the Revolving Maturity Date and the date of termination of the Revolving Commitments. “Banking Services” means each and any of the following bank services provided to any Loan Party or any of their Subsidiaries by any Lender or any Affiliate thereof at the time of making or entering into such Banking Services (or any Banking Services in existence as of the Effective Date): (a) credit cards for commercial customers (including, without limitation, “commercial credit cards” and purchasing cards), (b) stored value cards, (c) merchant processing services, and (d) treasury management services (including, without limitation, controlled disbursement, concentration, automated clearinghouse transactions, return items, any direct debit scheme or arrangement, overdrafts and interstate depository network services).

6 DMSLIBRARY01:26808156.18 “Banking Services Obligations” means any and all obligations of the Loan Parties or its Subsidiaries, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) in connection with Banking Services. “Bankruptcy Event” means, with respect to any Person, such Person becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, unless such ownership interest results in or provides such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person. “Board” means the Board of Governors of the Federal Reserve System of the United States of America. “Borrower” and/or “Borrowers” has the meaning set forth in the Preamble. “Borrowing” means (a) Revolving Loans of the same Class and Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect, (b) Terms Loans of the same Class and Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect or (c) a Swingline Loan. “Borrowing Request” means a request by the applicable Borrower for a Borrowing in accordance with Section 2.03. “Brazil Tax Assessment” means those certain tax assessments existing as of the Effective Date against SWM Brazil by the tax authorities of the State of Rio de Janeiro, Brazil with respect to the transaction tax on the Circulation of Goods and Services for Interstate and Intermunicipal Transportation and Communications (ICMS) for the period from January 1995 through November 2000. “Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, if a determination of a Business Day shall relate to (a) a Eurodollar Loan, the term “Business Day” shall also exclude any day on which banks are closed for dealings in U.S. Dollar deposits in the London interbank market, (b) an Offshore Currency Loan or Letter of Credit denominated in Euros, or any other dealings in Euros to be carried out pursuant to this Agreement, the term “Business Day” shall also exclude any day that is not a TARGET Day, (c) any other Loan or Letter of Credit in any Offshore Currency, the term “Business Day” shall also exclude any day on which dealings in deposits in the relevant Offshore Currency are not

7 DMSLIBRARY01:26808156.18 conducted by and between banks in the applicable offshore interbank market for such Offshore Currency and (d) any Foreign Borrower, the term “Business Day” shall also exclude any day on which banks in the Grand-Duchy of Luxembourg are authorized or required by law to remain closed. “Capital Lease” means, with respect to any Person, any lease of (or other arrangement conveying the right to use) any real or personal property by such Person, or a combination thereof, that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of such Person. “Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any Capital Lease, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP. “Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof) of Equity Interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of Parent; or (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of Parent by Persons who were neither (i) nominated, appointed or approved for consideration by shareholders for election by the board of directors of Parent nor (ii) appointed by directors so nominated, appointed or approved. “Change in Law” means the occurrence after the date of this Agreement (or, with respect to any Lender, such later date on which such Lender becomes a party to this Agreement) of (a) the adoption of or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the interpretation or application thereof by any Governmental Authority or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.15(b), by any lending office of such Lender or by such Lender’s or the Issuing Bank’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall be deemed to be a “Change in Law,” regardless of the date enacted, adopted or issued. “Class” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are U.S. Revolving Loans, EUR Revolving Loans, Term Loan A-1s, Term Loan A-2s or Swingline Loans. “Code” means the Internal Revenue Code of 1986, as amended from time to time.

8 DMSLIBRARY01:26808156.18 “Collateral” means any and all personal property owned, leased or operated by a Person covered by the Collateral Documents and any and all other property of any Loan Party, now existing or hereafter acquired, that may at any time be, become or be intended to be, subject to a security interest or Lien in favor of the Administrative Agent, on behalf of itself and the Lenders and other Secured Parties, to secure the Secured Obligations; provided, however, that Collateral shall not include the Excluded Assets. “Collateral Documents” means, collectively, the Security Agreement, the Pledge Agreement and any other agreements, instruments and documents executed in connection with this Agreement that are intended to create, perfect or evidence Liens to secure the Secured Obligations, including, without limitation, all other security agreements, pledge agreements, guarantees whether theretofore, now or hereafter executed by any Loan Party and delivered to the Administrative Agent. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Commitments” means, with respect to each Lender, such Lender’s Term Loan A-1 Commitment, Term Loan A-2 Commitment and Revolving Commitment. The initial aggregate amount of the Lenders’ Commitments is $1,000,000,000. “Communications” has the meaning assigned to it in Section 9.01(d). “Computation Date” means (a) each date of a delivery of a Borrowing Request, (b) with respect to any Letter of Credit, each of the following: (i) each date of a Borrower’s delivery of a request for the issuance of a Letter of Credit, (ii) each date of a Borrower’s request for an amendment of any such Letter of Credit having the effect of increasing the amount thereof, and (iii) each date of any payment by the Issuing Bank under any Letter of Credit, and (c) the last day of each fiscal quarter. “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Credit Party” means the Administrative Agent, the Issuing Bank, the Swingline Lenders or any other Lender. “Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default. “Defaulting Lender” means any Lender that (a) has failed, within two Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its participations in Letters of Credit or Swingline Loans or (iii) pay over to any Credit Party

9 DMSLIBRARY01:26808156.18 any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified any Credit Party or any Credit Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after request by a Credit Party, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations) to fund prospective Loans and participations in then outstanding Letters of Credit and Swingline Loans under this Agreement, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such Credit Party’s receipt of such certification in form and substance satisfactory to it and the Administrative Agent, or (d) has become the subject of a Bankruptcy Event. “Disclosed Matters” means the actions, suits and proceedings and the environmental matters disclosed in Schedule 3.06. “Domestic Subsidiary” means any direct or indirect Subsidiary of Parent that is organized under the laws of the United States, any State or commonwealth thereof (not including any territory or possession thereof) or the District of Columbia. “EBITDA” means, for any period, Net Income for such period plus (without duplication and to the extent deducted in determining Net Income for such period) the sum of (a) Interest Expense for such period, (b) income tax expense for such period, (c) all amounts attributable to depreciation and amortization expense for such period, (d) earnings attributable to the minority interest held by Parent or any of its Subsidiaries in Persons that are not Subsidiaries, to the extent such earnings are actually distributed in cash to Parent or any of its Subsidiaries, (e) the amount of any restructuring charge or reserve or integration cost that is deducted (and not added back) in such period in computing Net Income, including any one-time costs incurred in connection with acquisitions or divestitures, and costs related to the closure and/or consolidation of facilities and to exiting lines of business; provided, that the aggregate amount added back for any Reference Period pursuant to this clause (e) shall not exceed 10% of EBITDA for such Reference Period (calculated without giving effect to this clause (e)), (f) the addback of historical costs that have been reduced (in whole or in part) in connection with steps taken by Parent and its Subsidiaries as a result of any Permitted Acquisition as certified by an officer of Parent as factually supportable and approved by the Administrative Agent in its reasonable discretion (g) any expenses or charges (other than depreciation or amortization expense) related to any equity offering, Investment, acquisition, disposition or recapitalization permitted hereunder, and (h) all other non-cash charges (provided that, if any such non-cash charges represent an accrual or reserve for potential cash items in any future period, the cash payment in respect thereof in such future period shall be subtracted from EBITDA to such extent), minus (without duplication and to the extent included in determining Net Income) (a) amortization of deferred revenue, but not including any increase in deferred revenues for such period and (b) minority interests in the

10 DMSLIBRARY01:26808156.18 earnings of Subsidiaries, to the extent such earnings are distributed in cash to the holders of such minority interests which such holders are not Parent or any of its Subsidiaries, all calculated for Parent and its Subsidiaries on a consolidated basis in accordance with GAAP. For purposes of calculating EBITDA for any period of four consecutive quarters (each, a “Reference Period”), (i) if at any time during such Reference Period (and after the Effective Date), Parent or any of its Subsidiaries shall have made an acquisition or a disposition of any line of business or Subsidiary, EBITDA for such Reference Period shall be calculated after giving pro forma effect thereto (including pro forma adjustments arising out of events which are directly attributable to such acquisition or disposition, are factually supportable and are expected to have a continuing impact, in each case determined on a basis consistent with Article 11 of Regulation S-X promulgated under the Securities Act of 1933, as amended, and as interpreted by the staff of the Securities and Exchange Commission) or in such other manner reasonably acceptable to the Administrative Agent as if any such acquisition, disposition or adjustment occurred on the first day of such Reference Period and (ii) from and after the consummation of the Argotec Acquisition, pro forma EBITDA for the fiscal quarters ended December 31, 2014, March 31, 2015 and June 30, 2015 for Parent and its Subsidiaries shall be deemed to be $42,500,000, $45,200,000 and $55,200,000, respectively, and the EBITDA for the fiscal quarter ending September 30, 2015 for Parent and its Subsidiaries shall be calculated in accordance with clause (i) above. “Effective Date” means the date on which the conditions specified in Section 4.01 are satisfied (or waived in accordance with Section 9.02). “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record. “Electronic System” means any electronic system, including e-mail, e-fax, Intralinks®, ClearPar®, Debt Domain, Syndtrak and any other Internet or extranet-based site, whether such electronic system is owned, operated or hosted by the Administrative Agent and the Issuing Bank and any of its respective Related Persons or any other Person, providing for access to data protected by passcodes or other security system. “EMU” means the economic and monetary union in accordance with the Treaty of Rome 1957, as amended by the Single European Act 1986, the Maastricht Treaty of 1992 and the Amsterdam Treaty of 1998. “EMU Legislation” means the legislative measures of the EMU for the introduction of, changeover to or operation of a single or unified European currency. “Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters. “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the

11 DMSLIBRARY01:26808156.18 Borrowers or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest. “Equivalent Amount” means, whenever this Agreement requires or permits a determination on any date of the equivalent in any currency (the “base currency”) of an amount expressed in any other currency (the “other currency”), the equivalent amount in such base currency of such amount expressed in the other currency as determined by the Administrative Agent or Borrowers, as applicable, on such date on the basis of the Spot Rate for the purchase of the base currency with such other currency on the relevant Computation Date provided for hereunder. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time. “ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with any Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code. “ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30 day notice period is waived), (b) the existence with respect to any Plan of an “accumulated funding deficiency” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived, (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan, (d) the incurrence by the Borrowers or any of their ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan, (e) the receipt by the Borrowers or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan, (f) the incurrence by the Borrowers or any of their ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan, or (g) the receipt by the Borrowers or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrowers or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA. “Euro”, “EUR” and “€” mean the lawful currency of the Participating Member States introduced in accordance with the EMU Legislation.

12 DMSLIBRARY01:26808156.18 “Eurodollar” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate. “EUR Revolving Commitment” means, at any time, with respect to each Lender, the commitment, if any, of such Lender to make EUR Revolving Loans in Euros and to acquire participations in Letters of Credit issued in Euros in connection therewith up to the amount set forth on the Commitment Schedule (or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable) as such commitment may be reduced or increased from time to time pursuant to (a) Section 2.09 and (b) assignments by or to such Lender pursuant to Section 9.04. The EUR Revolving Commitment of each EUR Revolving Credit Lender is a sub-commitment of its Revolving Commitment. The initial aggregate amount of the Lenders’ EUR Revolving Commitments is the Equivalent Amount in Euros of $450,000,000. “EUR Revolving Credit Exposure” means, with respect to any EUR Revolving Credit Lender at any time, the sum of the Equivalent Amount in U.S. Dollars of the outstanding principal amount of such Lender’s EUR Revolving Loans and its LC Exposure with respect to Letters of Credit issued in Euros at such time. “EUR Revolving Credit Lender” means a Lender with a EUR Revolving Commitment or, if the EUR Revolving Commitments have terminated or expired, a Lender with EUR Revolving Credit Exposure. “EUR Revolving Loan” means a Loan made pursuant to Section 2.01(b). “Event of Default” has the meaning assigned to such term in Article VII. “Excluded Accounts” means (i) any deposit account or securities accounts held by any Subsidiary that is not a Loan Party or held by a Foreign Borrower and (ii) any deposit account or securities accounts held by any U.S. Loan Party which has an average monthly balance of not more than $1,000,000; provided that the aggregate amount on deposit for all Excluded Accounts described in this clause (ii) shall not exceed $10,000,000 at any one time. “Excluded Assets” means the foregoing, (i) all fee and leasehold real property, (ii) interests in partnerships, joint ventures and non-wholly-owned subsidiaries which cannot be pledged without the consent of one or more third parties pursuant to the applicable partnership, joint venture or shareholders’ agreement (after giving effect to the applicable anti-assignment provisions of the UCC or other applicable law), (iii) any property and assets the pledge of which would require governmental consent, approval, license or authorization (after giving effect to the applicable anti-assignment provisions of the UCC or other applicable law), (iv) any “intent-to- use” trademark applications prior to the filing of a “Statement of Use” or “Amendment to Allege Use” with respect thereto, to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark application under applicable federal law, (v) property owned by any Excluded Subsidiary or Foreign Subsidiaries (other than SWM Luxembourg and SMW Holdco 1 as security for the Obligations of SWM Holdco 1), (vi) finished goods inventory sold by any Loan Party but the possession of which is maintained by such Loan Party under any inventory

13 DMSLIBRARY01:26808156.18 management or similar program, including, but not limited to, any finished goods inventory held at SWM International’s Spotswood facility held for Phillip Morris USA, (vii) any property with respect to which the Administrative Agent, in its sole discretion, determines that the cost or burden of subjecting such property to a Lien under the Security Documents is disproportionate to the value of the collateral security afforded thereby, (viii) thirty-five percent (35%) of the total outstanding voting capital stock of each new and existing first tier Foreign Subsidiary (other than any subsidiary directly owned by SWM Luxembourg or SWM Holdco 1); and (ix) one hundred percent (100%) of the capital stock of any subsidiary held by a Foreign Subsidiary (other than any Subsidiary directly owned by SWM Luxembourg or SWM Holdco 1). “Excluded Subsidiary” means any non-wholly owned Domestic Subsidiary that is contractually prohibited from being a Loan Guarantor; provided, that such contractual prohibition is deemed necessary in good faith by Parent. “Excluded Swap Obligation” means, with respect to any Loan Guarantor, any Swap Agreement Obligation if, and to the extent that, all or a portion of the Guarantee of such Loan Guarantor of, or the grant by such Loan Guarantor of a security interest to secure, such Swap Agreement Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Guarantor’s failure for any reason to constitute an ECP at the time the Guarantee of such Loan Guarantor or the grant of such security interest becomes or would become effective with respect to such Swap Agreement Obligation. If a Swap Agreement Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Agreement Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. Federal and United Kingdom withholding Taxes (excluding (x) the portion of United Kingdom withholding Taxes with respect to which the applicable Lender is entitled to claim a reduction under an income tax treaty, and (y) United Kingdom withholding Taxes on payments made by any guarantor under any guarantee of the obligations) imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan, Letter of Credit or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan, Letter of Credit or Commitment (other than pursuant to an assignment request by any Borrower under Section 2.19(b)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.17, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender acquired the applicable interest in a Loan, Letter of Credit or Commitment or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.17(f) and (g), and (d) any U.S. Federal withholding Taxes imposed under FATCA.

14 DMSLIBRARY01:26808156.18 “Existing Debt Documents” means the Original Credit Agreement and each other Loan Document (as defined therein). “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Code. “Federal Funds Effective Rate” means, for any day, the rate calculated by the FRBNY based on such day’s federal funds transactions by depository institutions (as determined in such manner as the New York Fed shall set forth on its public website from time to time) and published on the next succeeding Business Day by the FRBNY as the federal funds effective rate. “Fee Letter” means that certain fee letter agreement, dated September 30, 2015, among Parent, SWM Luxembourg, the Administrative Agent and J.P. Morgan Securities LLC. “Financial Officer” means the chief executive officer, president, chief financial officer, principal accounting officer, treasurer or controller of the applicable Loan Party. “Financial Statements” means the financial statements to be furnished pursuant to Section 5.01(a) and (b). “Foreign Borrower” means, individually, each of SWM Luxembourg, SWM Holdco 1 and each other Borrower which may become a borrower hereunder pursuant to Section 5.09 from time to time that is a Foreign Subsidiary of Parent. “Foreign Borrower Documents” has the meaning assigned to such term in Section 3.19. “Foreign Lender” means (a) if the applicable Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if the applicable Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which such Borrower is resident for tax purposes. “Foreign Subsidiary” means any direct or indirect Subsidiary of Parent that is not a Domestic Subsidiary. “FRBNY” means the Federal Reserve Bank of New York. “FRBNY Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day; provided that if both such rates are not so published for any day that is a Business Day, the term “FRBNY Rate” means the rate quoted for such day for a federal funds transaction at 11:00 a.m. on such day received by the Administrative Agent from a Federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

15 DMSLIBRARY01:26808156.18 “GAAP” means generally accepted accounting principles in the United States of America. “Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether foreign, state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government. “Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include (i) endorsements for collection or deposit in the ordinary course of business, (ii) joint and several liability imposed by Environmental Laws or (iii) inventory purchase agreements entered into in connection with the sale of a mill or other facility. “Guaranteed Obligations” has the meaning assigned to such term in Section 10.01. “Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law. “Impacted Interest Period” has the meaning assigned to it in the definition of “LIBO Rate.” “Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money (including, without limitation, with respect to overdrafts), (b) all obligations of such Person evidenced by bonds, debentures, notes, preferred Equity Interests (which preferred Equity Interests are either mandatorily redeemable or redeemable at the option of the holder, in each case, at any time on or prior to the date that is six months after the Term Loan A-2 Maturity Date) or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding trade accounts payable incurred in the ordinary course of business and repayable in accordance with customary trade practices and excluding earnouts to the extent not required to be reflected as a liability on the balance sheet of such Person in accordance with GAAP), (f) all Indebtedness of

16 DMSLIBRARY01:26808156.18 others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances and (k) all Off-Balance Sheet Liabilities. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in (a) hereof, Other Taxes. “Indemnitee” has the meaning assigned to it in Section 9.03(b). “Ineligible Institution” has the meaning assigned to it in Section 9.04(b). “Information Memorandum” means the Confidential Information Memorandum dated September 23, 2015 relating to the Loan Parties and the Transactions. “Interest Coverage Ratio” means, on any date of determination, the ratio of (a) EBITDA to (b) Interest Expense paid or payable in cash, in case of each of clauses (a) and (b) for the most recently completed four fiscal quarters then ended of Parent as of such date. “Interest Election Request” means a request by any Borrower to convert or continue a Borrowing in accordance with Section 2.08. “Interest Expense” means, for any period, total interest expense (including that attributable to Capital Lease Obligations) of Parent and its Subsidiaries for such period with respect to all outstanding Indebtedness of Parent and its Subsidiaries (including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing and net costs under Swap Agreements in respect of interest rates to the extent such net costs are allocable to such period in accordance with GAAP) calculated on a consolidated basis for Parent and its Subsidiaries for such period in accordance with GAAP. “Interest Payment Date” means (a) with respect to any ABR Loan (other than a Swingline Loan), the last day of each March, June, September and December, (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period, and (c) with respect to any Swingline Loan, the day that such Loan is required to be repaid. “Interest Period” means with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in

17 DMSLIBRARY01:26808156.18 the calendar week or calendar month that is one week or one, two, three or six months thereafter, as the applicable Borrower may elect; provided, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of a Eurodollar Borrowing only, such next succeeding Business Day would fall in the next calendar week or month, as applicable, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period pertaining to a Eurodollar Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and, in the case of a Borrowing, thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing. “Interpolated Rate” means, at any time, for any Interest Period, the rate per annum (rounded to the same number of decimal places as the LIBO Screen Rate) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the LIBO Screen Rate for the longest period for which the LIBO Screen Rate is available for U.S. Dollars or Euros, as applicable) that is shorter than the Impacted Interest Period; and (b) the LIBO Screen Rate for the shortest period (for which that LIBO Screen Rate is available for U.S. Dollars or Euros, as applicable) that exceeds the Impacted Interest Period, in each case, at such time. “IRS” means the United States Internal Revenue Service. “Issuing Bank” means JPMorgan Chase Bank, N.A. and any other Lender that agrees to act as an Issuing Bank, each in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.06(i). Any Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate. Each reference herein to the “Issuing Bank” shall be deemed to be a reference to the relevant Issuing Bank. “Judgment Currency” has the meaning assigned to such term in Section 9.16. “LC Borrower” has the meaning assigned to such term in Section 2.06(b). “LC Collateral Account” has the meaning assigned to such term in Section 2.06(j). “LC Disbursement” means a payment made by the Issuing Bank pursuant to a Letter of Credit. “LC Exposure” means, at any time, the sum of (a) the Equivalent Amount in U.S. Dollars of the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the Equivalent Amount in U.S. Dollars of the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrowers at such time. The LC Exposure of any Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

18 DMSLIBRARY01:26808156.18 “Lender Parent” means, with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a subsidiary. “Lenders” means the Persons listed on Schedule 2.01A and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption. Unless the context otherwise requires, the term “Lenders” includes the Swingline Lenders and the Issuing Bank. “Letter of Credit” means any letter of credit issued pursuant to this Agreement. “Letter of Credit Commitment” means $20,000,000. “LIBO Rate” means, for any Interest Period for any Eurodollar Loan comprising part of the same Borrowing in any currency, an interest rate per annum: (a) in the case of U.S. Dollars, equal to the rate appearing on Reuters Screen LIBOR01 or LIBOR02 Page (“U.S. LIBOR Screen Rate”) at approximately 11:00 a.m., London time, three (3) Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period; and (b) in the case of Euros, equal to the rate per annum for deposits in such currency that appears on Reuters Page EURIBOR-01 (together with the U.S. LIBOR Screen Rate, the “LIBO Screen Rate”); provided that if the LIBO Screen Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement; provided further that if the LIBO Screen Rate shall not be available at such time for such Interest Period (an “Impacted Interest Period”) with respect to the applicable currency then the LIBO Rate shall be the Interpolated Rate; provided that if any Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “LIBO Screen Rate” has the meaning assigned to it in the definition of “LIBO Rate.” “Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities. “Loan Documents” means this Agreement, including schedules and exhibits hereto, and any agreements entered into in connection herewith by any Borrower or any Loan Party with or in favor of the Administrative Agent and/or the Lenders, including the Loan Guaranty, the Collateral Documents, letter of credit applications and any agreements between the Borrower and any Issuing Bank regarding the respective rights and obligations between the Borrowers and the Issuing Bank in connection with the issuance of Letters of Credit and any other documents prepared in connection with the other Loan Documents, if any, and identified in Section 4.01 or

19 DMSLIBRARY01:26808156.18 4.02. Any reference in this Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to this Agreement or such Loan Document as the same may be in effect at any time and all times such reference becomes operative. “Loan Guarantor” means (i) Parent and (ii) Parent’s Material Subsidiaries (other than Excluded Subsidiaries), so long as such Material Subsidiaries are Domestic Subsidiaries, and any other Person (other than an Additional Borrower) who becomes a party to the Loan Guaranty. “Loan Guaranty” means, in the case of Parent, Article X of this Agreement, in the case of SWM Luxembourg, that certain Guaranty dated as of the Effective Date, by SWM Luxembourg in favor of the Administrative Agent and, in all other cases, the Subsidiary Guaranty. “Loan Parties” means, collectively, the Borrowers, the Loan Guarantors and, in each case, their successors and assigns, and the term “Loan Party” shall mean any one of them or all of them individually, as the context may require. “Loans” means the loans made by the Lenders to any Borrower pursuant to this Agreement. “Material Acquisition” means a Permitted Acquisition with an aggregate consideration of greater than the Equivalent Amount of $100,000,000. “Material Acquisition Period” means the fiscal quarter during which a Material Acquisition was consummated and the immediately following three fiscal quarters; provided, however, that no Material Acquisition Period shall occur unless Parent designates, on or prior to the consummation of the applicable Material Acquisition, in writing to the Administrative Agent such period as a Material Acquisition Period. “Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect on (i) the operations, business, assets, properties, liabilities (actual or contingent) or condition, financial or otherwise, of Parent and its Subsidiaries, taken as a whole, or (ii) the ability of any Loan Party to perform any of its obligations under any Loan Document to which it is a party, (b) a material impairment of the rights and remedies of or benefits available to the Administrative Agent or any Lender under the Loan Documents, or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Borrower or any other Loan Party of any Loan Document to which it is a party. “Material Indebtedness” means Indebtedness (other than the Loans, Letters of Credit or intercompany Indebtedness permitted by Section 6.04), or obligations in respect of one or more Swap Agreements, of any one or more of the Borrowers and their Subsidiaries in an aggregate principal amount exceeding the Equivalent Amount of $20,000,000. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of any Borrower or any Subsidiary in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that such Borrower or such Subsidiary would be required to pay if such Swap Agreement were terminated at such time.

20 DMSLIBRARY01:26808156.18 “Material Subsidiary” means (a) each Borrower other than Parent and (b) each other consolidated Subsidiary of Parent which (i) holds 10% or more of the consolidated assets of Parent, or (ii) generates 10% or more of consolidated EBITDA of Parent, calculated as of the most recent fiscal period for which the Administrative Agent shall have received financial statements required to be delivered pursuant to Section 5.01(a) and (b). “Maximum Rate” has the meaning assigned to such term in Section 9.14. “Moody’s” means Moody’s Investors Service, Inc. “Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA. “Net Cash Proceeds” means, with respect to any Prepayment Event, (a) the cash proceeds received in respect of such event including (i) any cash received in respect of any non- cash proceeds (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but excluding any interest payments), but only as and when received, (ii) in the case of a casualty, insurance proceeds and (iii) in the case of a condemnation or similar event, condemnation awards and similar payments, minus (b) the sum of (i) all reasonable fees and out- of-pocket expenses paid to third parties (other than Affiliates) in connection with such event, (ii) in the case of a sale, transfer or other disposition of an asset (including pursuant to a sale and leaseback transaction or a casualty or a condemnation or similar proceeding), the amount of all payments required to be made as a result of such event to repay Indebtedness (other than Loans) secured by such asset or otherwise subject to mandatory prepayment as a result of such event and (iii) the amount of all taxes paid (or reasonably estimated to be payable) and the amount of any reserves established to fund contingent liabilities reasonably estimated to be payable, in each case during the year that such event occurred or the next succeeding year and that are directly attributable to such event (as determined reasonably and in good faith by a Financial Officer of Parent). “Net Debt” means, for any date of determination, subject to Section 6.03(b)(vi), (a) Parent’s and its Subsidiaries’ consolidated Total Debt as of such date minus (b) the sum of (x) the total amount of unrestricted cash and cash equivalents located in the United States plus (y) 65% of the sum of cash equivalents and unrestricted cash located outside of the United States (in each case as defined in and set forth on the consolidated financial statements of Parent for the previous fiscal quarter or year for which financial statements have been delivered pursuant to Section 5.01(a) or (b)) of Parent and its Subsidiaries, to the extent the sum of clauses (x) and (y) is in excess of the Equivalent Amount of $15,000,000, in each case, as determined in accordance with GAAP; provided, however, that clause (i) of the definition of “Indebtedness” shall be excluded for purposes of determining Net Debt. “Net Debt to EBITDA Ratio” means, on any date of determination, the ratio of (a) Net Debt as of such date to (b) EBITDA for the most recently completed four fiscal quarters then ended of Parent as of such date. “Net Income” means, for any period, the consolidated net income (or loss) of Parent and its Subsidiaries determined on a consolidated basis in accordance with GAAP; provided that

21 DMSLIBRARY01:26808156.18 there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with Parent or any of its Subsidiaries, (b) the income (or deficit) of any Person (other than a Subsidiary) in which Parent or any of its Subsidiaries has an ownership interest and (c) the undistributed earnings of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any contractual obligation (other than under any Loan Document) or Requirement of Law applicable to such Subsidiary. “Non-Consenting Lender” has the meaning assigned to such term in Section 9.02(d). “Obligated Party” has the meaning assigned to such term in Section 10.02. “Obligations” means all unpaid principal of and accrued and unpaid interest on the Loans, all LC Exposure, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations, indebtedness (including interest and fees accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), and liabilities of any of the Loan Parties to any of the Lenders, the Administrative Agent, the Issuing Bank or any indemnified party, individually or collectively, existing on the Effective Date or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Agreement or any of the other Loan Documents or in respect of any of the Loans made or reimbursement or other obligations incurred or any of the Letters of Credit or other instruments at any time evidencing any thereof. “Offshore Currency” means Euros. “Offshore Currency Loan” means any Loan denominated in an Offshore Currency. “OFAC” has the meaning assigned to such term in Section 5.10. “Off-Balance Sheet Liability” of a Person means (a) any repurchase obligation or liability of such Person with respect to accounts or notes receivable sold by such Person, (b) any liability under any Sale and Leaseback Transaction other than Capital Lease Obligations, (c) any liability under any so-called “synthetic lease” arrangement or transaction entered into by such Person or (d) any obligation arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the balance sheets of such Person. “Original Credit Agreement” has the meaning assigned to such term in the Recitals. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, enforced, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan, Letter of Credit or Loan Document).

22 DMSLIBRARY01:26808156.18 “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the registration, receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.19). “Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight Eurodollar borrowings by U.S.–managed banking offices of depository institutions (as such composite rate shall be determined by the FRBNY as set forth on its public website from time to time) and published on the next succeeding Business Day by the FRBNY as an overnight bank funding rate (from and after such date as the New York Fed shall commence to publish such composite rate). “P de Mal” means Papeteries de Malaucene S.A.S. and its subsidiary, Malaucene Industries S.N.C. “Parent” has the meaning assigned to such term in the preamble to this Agreement. “Participant” has the meaning assigned to such term in Section 9.04(c). “Participant Register” has the meaning assigned to such term in Section 9.04(c). “Participating Member State” means each state so described in any EMU Legislation. “PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions. “Permitted Acquisition” means any acquisition, other than the Argotec Acquisition or an intercompany acquisition, by (i) Parent or any of its Subsidiaries of all or substantially all of the assets of a Person, or of all or substantially all of any business or division of a Person or (ii) Parent or any of its Subsidiaries of a majority of the Equity Interests of any Person, in each case, so long as the following conditions have been satisfied: (a) the Administrative Agent shall receive not less than twenty (20) days’ prior written notice of any such acquisition with an aggregate consideration of greater than the Equivalent Amount of $100,000,000 individually or in the aggregate in any fiscal year, which notice shall include a reasonably detailed description of the proposed terms of such acquisition and identify the anticipated closing date thereof; (b) the Administrative Agent shall receive, not less than ten (10) Business Days (or such shorter period as shall be agreed to by the Administrative Agent) prior to the consummation of such acquisition (to the extent notice thereof is required under clause (a) above), a due diligence package, which package shall include, without limitation, the following with regard to the acquisition of the applicable Target: (i) pro forma financial projections (after giving effect to such acquisition) for Parent and its Subsidiaries for the current and next two (2) fiscal years or through the remaining term of the agreement; and

23 DMSLIBRARY01:26808156.18 (ii) a general description of (A) the Target’s business and (B) material agreements binding upon the Target or any of its personal or real property and, if requested by the Administrative Agent, copies of such material agreements; (c) prior to and after giving effect to such acquisition and the incurrence of any Loans, other Indebtedness or contingent obligations in connection therewith, Parent on a consolidated basis shall be in pro forma compliance (after giving effect to such acquisition, calculated in a manner reasonably satisfactory to the Administrative Agent) with the then applicable covenant levels as set forth in Section 6.10(b) and (c), in each case, minus 0.25, calculated for the four (4) fiscal quarter period ending on the last day of the most recently ended quarter for which financial statements of Borrower have been delivered to the Administrative Agent pursuant to Section 5.01(a) or (b) prior to such acquisition; (d) all material consents necessary for such acquisition have been acquired and such acquisition is consummated in accordance with the applicable acquisition documents and applicable law; (e) such acquisition shall not be hostile and (if required) shall have been approved by the board of directors (or other similar body) and/or the stockholders or other equity holders of the Target; and (f) no Default or Event of Default is in existence or would occur after giving effect to such acquisition. “Permitted Encumbrances” means: (a) Liens imposed by law for Taxes that are not yet due or are being contested in compliance with Section 5.04; (b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law or arising in the ordinary course of business and securing obligations that are not overdue by more than thirty (30) days or are being contested in compliance with Section 5.04; (c) pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations or to secure statutory obligations of the Borrowers or their Subsidiaries; (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business; (e) judgment liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article VII; and

24 DMSLIBRARY01:26808156.18 (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of any Borrower or any Subsidiary; provided that the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness. “Permitted Investments” means: (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by (i) the government of Brazil, with respect to investments of amounts arising from or used in the conduct of such Person’s business in Brazil, (ii) the United States (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States), (iii) Canada, (iv) any member country of the European Union, (v) the People’s Republic of China, with respect to investments of amounts arising from or used in the conduct of such Person’s business in China, or (vi) the Republic of The Philippines, with respect to investments of amounts arising from or used in the conduct of such Person’s business in the Philippines; (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, a credit rating from S&P not less than “A-2” or not less than “P-2” from Moody’s Investors Service; (c) investments in certificates of deposit, banker’s acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any commercial bank which has a combined capital and surplus and undivided profits of not less than $200,000,000; (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above; (e) money market funds that (i) comply with the criteria set forth in SEC Rule 2a-7 under the Investment Company Act of 1940, as amended, to the extent any such money market funds are subject to such act, (ii) are rated AAA by S&P and Aaa by Moody’s and (iii) have portfolio assets of at least $2,000,000,000; (f) such other instruments (within the meaning of Article 9 of the Uniform Commercial Code as adopted in the State of New York) or money market funds either (i) as listed on Schedule 1.01 or (ii) as the Borrowers may request and the Administrative Agent may approve in writing, which approval will not be unreasonably withheld; and (g) with respect to investments of amounts arising from or used in the conduct of such Person’s business in Brazil, China and the Philippines, bank debt securities issued by the following banks: Banco ABN AMRO Real S.A., Banco do Brasil S.A., Banco Itau

25 DMSLIBRARY01:26808156.18 S.A., Banco Safra S.A., HSBC Bank Brasil S.A. Banco Multiplo, Standard Chartered Bank, Industrial and Commercial Bank of China, Pudong Development Bank Co. Ltd., Bank of China, China Construction Bank, RobinsonsBank, Bank of the Philippine Islands, Equitable PCI Bank (collectively, the “Permitted Banks”) or any Lender; provided that (i) such bank receives a long-term foreign currency senior debt rating from either S&P or Moody’s and such rating is equal to or higher than B- (or the then equivalent) (provided that (A) if the ratings established or deemed to have been established by S&P and Moody’s for such bank shall differ, the lower of the two ratings shall apply and (B) if neither S&P nor Moody’s shall have in effect a long-term foreign currency senior debt rating for such bank, then Moody’s long-term foreign currency deposit rating, if any, shall be substituted therefor); (ii) notwithstanding anything to the contrary contained in this definition, the aggregate amount of all investments and other amounts held by Borrowers or any of their Subsidiaries in Permitted Banks shall not exceed the Equivalent Amount of $30,000,000 and the aggregate amount of all investments and other amounts held in Permitted Banks located in the Philippines shall not exceed the Equivalent Amount of $50,000,000 and (iii) such investments may be terminated without premium or penalty within three Business Days. “Permitted Liens” means Liens permitted by Section 6.02 hereof. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which any Loan Party or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA. “Platform” means Debt Domain, Intralinks, Syndtrak or a substantially similar electronic transmission system. “Pledge Agreement” means that certain Pledge Agreement (including any and all supplements thereto), dated as of the date hereof, among the Foreign Borrowers and the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties. “Prepayment Event” means: (a) any Asset Disposition (including pursuant to a Sale and Leaseback) by any Loan Party or any Subsidiary, other than dispositions described in Section 6.03(b) (i), (ii), (iii) and (iv); or (b) any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of any Loan Party with a fair value immediately prior to such event equal to or greater than $10,000,000.

26 DMSLIBRARY01:26808156.18 “Prime Rate” means the rate of interest per annum publicly announced from time to time by JPMorgan Chase Bank, N.A. as its prime rate in effect at its office located at 270 Park Avenue, New York, New York; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective. “Public-Sider” means a Lender whose representatives may trade in securities of any Loan Party or its controlling person or any of its Subsidiaries while in possession of the financial statements provided by any Loan Party under the terms of this Agreement. “Qualified ECP Guarantor” means, in respect of any Swap Agreement Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Loan Guaranty or grant of the relevant security interest becomes or would become effective with respect to such Swap Agreement Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. “Recipient” means, as applicable, (a) the Administrative Agent, (b) any Lender and (c) any Issuing Bank. “Register” has the meaning assigned to such term in Section 9.04(b). “Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s Affiliates. “Report” means reports prepared by the Administrative Agent or another Person showing the results of examinations, inspections or audits pertaining to a Borrower’s and/or any of its Subsidiary’s assets from information furnished by or on behalf of such Borrower or any such Subsidiary, which Reports may be distributed to the Lenders by the Administrative Agent. “Required Lenders” means, at any time, Lenders having Revolving Credit Exposures, outstanding Term Loans and unused Commitments representing at least 51% of the sum of the total Revolving Credit Exposures, outstanding Term Loans and unused Commitments at such time; provided that for purposes of declaring the Loans to be due and payable pursuant to Article VII, and for all purposes after the Loans become due and payable pursuant to Article VII or the Commitments expire or terminate, then, (i) as to each Lender, clause (a) of the definition of Swingline Exposure shall only be applicable for purposes of determining its Revolving Credit Exposure to the extent such Lender shall have funded its participation in the outstanding Swingline Loans. “Requirement of Law” means, as to any Person, the certificate of incorporation and bylaws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

27 DMSLIBRARY01:26808156.18 “Restricted Payment” means (a) any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in the Borrowers or any Subsidiary, or (b) any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in the Borrowers or any Subsidiary or any option, warrant or other right to acquire any such Equity Interests in the Borrowers or any Subsidiary. “Retained Proceeds” means the aggregate amount equal to the Net Cash Proceeds not used by the Borrowers to prepay the Term Loans pursuant to Section 6.03(b)(v) or 6.03(b)(vi) less (a) the amount of voluntary prepayments of the Term Loans from the Asset Disposition giving rise to such Retained Proceeds, (b) the amount of other voluntary prepayments of the Term Loans made after the date of such Asset Disposition which are applied to the installments thereof in the inverse order of maturity and (c) the amount of such Net Cash Proceeds reinvested in the business of Parent and its Subsidiaries in accordance with Section 2.11(c). “Retained Proceeds Period” means, a period commencing on the date on which a prepayment of the Term Loans is not made pursuant to Section 6.03(b)(v) or 6.03(b)(vi) continuing until the earliest of (a) the date on which the Term Loans are paid in full, (b) the date on which the Borrowers make one or more voluntary prepayments of the Term Loans in an amount equal to the Retained Proceeds (or if less, the outstanding amount of the Term Loans) and (c) the date the Retained Proceeds are otherwise reduced to zero. “Revolving Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder up to the amount set forth on the Commitment Schedule (or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable) as such commitment may be reduced, increased or extended from time to time pursuant to (a) Section 2.09 or Section 2.21 and (b) assignments by or to such Lender pursuant to Section 9.04. The portion of the Revolving Commitments, if any, which may be utilized for EUR Revolving Loans shall constitute the EUR Revolving Commitment, which shall be treated as a sub-facility of the Revolving Commitment; provided that, the total Revolving Credit Exposure shall not exceed the total Revolving Commitments. The initial aggregate amount of the Lenders’ Revolving Commitments is $650,000,000. “Revolving Credit Exposure” means, with respect to any Lender at any time, the sum of the Equivalent Amount in U.S. Dollars of the outstanding principal amount of such Lender’s Revolving Loans, its LC Exposure and its Swingline Exposure at such time. “Revolving Lenders” means, collectively, the U.S. Revolving Credit Lenders and the EUR Revolving Credit Lenders. “Revolving Loan” means a Loan made pursuant to Section 2.01(a) or 2.01(b). “Revolving Maturity Date” means the later of (a) October 28, 2020 and (b) if the maturity date is extended pursuant to Section 2.21, such extended maturity date pursuant to such Section.

28 DMSLIBRARY01:26808156.18 “S&P” means Standard & Poor’s. “Sale and Leaseback Transaction” means any sale or other transfer of property by any Person with the intent to lease such property as lessee, but excluding any such transaction pertaining to the sale of real property entered into by a Person prior to the date such Person became a Subsidiary of the Parent. “Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any Sanctions (at the time of this Agreement, Crimea, Cuba, Iran, North Korea, Sudan and Syria). “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, or by the United Nations Security Council, the European Union or any European Union member state, (b) any Person operating, organized or resident in a Sanctioned Country, (c) any agency, political subdivision or instrumentality of the government of a Sanctioned Country or (d) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a), (b) or (c). “Sanctions” means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state or Her Majesty’s Treasury of the United Kingdom. “SEC” means the Securities and Exchange Commission of the United State of America. “Secured Obligations” means (i), in the case of the U.S. Loan Parties, all Obligations, together with all (a) Banking Services Obligations and (b) Swap Agreement Obligations owing to one or more Lenders or their respective Affiliates and (ii) in the case of the Foreign Borrowers and any other Loan Party that is not a U.S. Loan Party, only the Obligations arising out of Loans made directly to SWM Holdco 1, together with (a) Banking Services Obligations arising out of Banking Services rendered directly to SWM Holdco 1 and (b) Swap Agreement Obligations arising out of Swap Agreements to which SWM Holdco 1 is a signatory; provided, however, that the definition of “Secured Obligations” shall not create any guarantee by any Loan Guarantor of (or grant of security interest by any Loan Guarantor to support, as applicable) any Excluded Swap Obligations of such Loan Guarantor for purposes of determining any obligations of any Loan Guarantor. “Secured Parties” means (a) the Administrative Agent, (b) the Lenders, (c) each Issuing Bank, (d) each provider of Banking Services, to the extent the Banking Services Obligations in respect thereof constitute Secured Obligations, (e) each counterparty to any Swap Agreement, to the extent the obligations thereunder constitute Secured Obligations, (f) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document, and (g) the successors and assigns of each of the foregoing. “Security Agreement” means that certain Pledge and Security Agreement (including any and all supplements thereto), dated as of the date hereof, among the Loan Parties and the

29 DMSLIBRARY01:26808156.18 Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, and any other pledge or security agreement entered into, after the date of this Agreement by any other Loan Party (as required by this Agreement or any other Loan Document) or any other Person for the benefit of the Administrative Agent and the other Secured Parties, as the same may be amended, restated, supplemented or otherwise modified from time to time. “Senior Secured Debt” means, for any date of determination, (a) Parent’s and its Subsidiaries’ consolidated Total Debt that is secured by a first priority Lien on any asset or property of any Loan Party or any Subsidiary as of such; provided, however, that clause (i) of the definition of “Indebtedness” shall be excluded for purposes of determining Senior Secured Debt. “Senior Secured Debt to EBITDA Ratio” means, on any date of determination, the ratio of (a) Senior Secured Debt as of such date to (b) EBITDA for the most recently completed four fiscal quarters then ended of Parent as of such date. “Senior Secured Net Debt” means, for any date of determination, (a) Parent’s and its Subsidiaries’ consolidated Total Debt that is secured by a first priority Lien on any asset or property of any Loan Party or any Subsidiary as of such date minus (b) the sum of (x) the total amount of unrestricted cash and cash equivalents located in the United States plus (y) 65% of the sum of cash equivalents and unrestricted cash located outside of the United States (in each case as defined in and set forth on the consolidated financial statements of Parent for the previous fiscal quarter or year for which financial statements have been delivered pursuant to Section 5.01(a) or (b)) of Parent and its Subsidiaries, to the extent the sum of clauses (x) and (y) is in excess of the Equivalent Amount of $15,000,000, in each case, as determined in accordance with GAAP; provided, however, that clause (i) of the definition of “Indebtedness” shall be excluded for purposes of determining Senior Secured Net Debt. “Senior Secured Net Debt to EBITDA Ratio” means, on any date of determination, the ratio of (a) Senior Secured Net Debt as of such date to (b) EBITDA for the most recently completed four fiscal quarters then ended of Parent as of such date. “Significant Subsidiary” means (a) each Material Subsidiary and (b) such other Subsidiaries, as determined from time to time by Parent, that, when taken together with the Loan Parties and the Material Subsidiaries, hold 85% or more of the consolidated assets or generate 85% or more of consolidated EBITDA of Parent, in each case of clauses (a) and (b), calculated as of the most recent fiscal period for which the Administrative Agent shall have received financial statements required to be delivered pursuant to Sections 5.01(a) and (b). “Solvent” means, as to any Person: (a) the fair value of the assets of such Person, at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of such Person will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) such Person will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) such Person will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted after the Effective Date.

30 DMSLIBRARY01:26808156.18 “Spot Rate” for a currency means (a) for any Computation Date ending on the last day of a fiscal quarter (except in the case of any determination of the Spot Rate used in the calculation of the Equivalent Amount in connection with or pursuant to any terms, conditions or other provisions located in Article II herein), the rate used by Parent in preparing its financial statements in accordance with GAAP and (b) for all other purposes, the rate quoted by the Administrative Agent as the spot rate for the purchase by the Administrative Agent of such currency with another currency through its foreign exchange office at approximately 11:00 a.m. (New York time) on the date two (2) Business Days prior to the date as of which the foreign exchange computation is made. “Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentage (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject, with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board). Such reserve percentage shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage. “subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. “Subsidiary” means any direct or indirect subsidiary of any Borrower; provided, however, from and after the occurrence of a Bankruptcy Action with respect to SWM Brazil or P de Mal to the extent such Bankruptcy Action was permitted under Section 6.03(a)(v), SWM Brazil and/or P de Mal, as applicable, shall not be deemed to be a Subsidiary under this Agreement and the other Loan Documents for purposes of compliance with Article III, Article V, Article VI (other than Section 6.10 therein) and Article VII herein. “Subsidiary Guaranty” means that certain Amended and Restated Subsidiary Guaranty (including any and all supplements thereto), dated as of the date hereof, by the Loan Guarantors in favor of the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, as the same may be amended, restated, supplemented or otherwise modified from time to time.

31 DMSLIBRARY01:26808156.18 “Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrowers or the Subsidiaries shall be a Swap Agreement. “Swap Agreement Obligations” means any and all obligations of the Loan Parties and their Subsidiaries, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all Swap Agreements with any Person that was a Lender or an Affiliate of a Lender at the time of making such Swap Agreement Obligations (or such Swap Agreement Obligations in existence as of the Effective Date), and (b) any and all cancellations, buy backs, reversals, terminations or assignments of any such Swap Agreement transaction. “Swingline Commitment” means as to any Lender (i) the amount set forth opposite such Lender’s name on Schedule 2.01B hereof or (ii) if such Lender has entered into an Assignment and Acceptance, the amount set forth for such Lender as its Swingline Commitment in the Register maintained by the Administrative Agent pursuant to Section 9.04(b)(iv). The aggregate amount of the Swingline Commitment as of the Effective Date is $50,000,000. “Swingline Exposure” means, at any time, the aggregate principal amount of all Swingline Loans in U.S. Dollars outstanding at such time. The Swingline Exposure of any Lender at any time shall be the sum of (a) its Applicable Percentage of the total Swingline Exposure at such time other than with respect to any Swingline Loans made by such Lender in its capacity as a Swingline Lender and (b), the aggregate principal amount of all Swingline Loans made by such Lender as a Swingline Lender outstanding at such time (less the amount of participations funded by the other Lenders in such Swingline Loans). “Swingline Lender” means JPMorgan Chase Bank, N.A., in its capacity as a lender of Swingline Loans hereunder, and its successors and assigns in such capacity. “Swingline Loan” means a Loan made pursuant to Section 2.05. “SWM Brazil” means Schweitzer-Mauduit do Brasil, S.A. “SWM Holdco 1” has the meaning set forth in the preamble to this Agreement. “SWM Luxembourg” has the meaning assigned to such term in the preamble to this Agreement. “Tangible Net Worth” means, as of any date for Parent and its Subsidiaries on a consolidated basis, the sum of (a) the par value (or value stated on the books of Parent) of the capital stock of all classes of Parent, plus (b) the additional paid-in capital of Parent, plus (c) the amount of the surplus and retained earnings whether capital or earned, of Parent, all determined

32 DMSLIBRARY01:26808156.18 on a consolidated basis in accordance with GAAP, excluding, however, (i) the value of any redeemable preferred stock or similar capital stock of Parent, and (ii) accumulated other comprehensive income, minus (d) the absolute value of treasury stocks, minus (e) the sum of the value indicated on Parent’s balance sheet of the following items: patents, trademarks, copyrights, deferred charges (excluding deferred taxes), deferred credits (excluding deferred revenues), goodwill and other intangible assets. “Target” means the Person, or business or substantially all of the assets of a Person, proposed to be acquired pursuant to a Permitted Acquisition. “TARGET Day” means any day on which the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET) payment system (or, if such payment system ceases to be operative, such other payment system (if any) determined by the Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term Loan A-1” means a Loan made pursuant to Section 2.01(c). “Term Loan A-2” means a Loan made pursuant to Section 2.01(d). “Term Loan A-1 Commitment” means, with respect to each Lender, the commitment of such Lender to make a Term Loan A-1 hereunder, as such commitment may be reduced or increased from time to time pursuant to (a) Section 2.09 and (b) assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender’s Term Loan A-1 Commitment is set forth on Schedule 2.01, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Term Loan A-1 Commitment, as applicable. The initial aggregate amount of the Lenders’ Term Loan A-1 Commitments is $100,000,000. “Term Loan A-2 Commitment” means, with respect to each Lender, the commitment of such Lender to make a Term Loan A-2 hereunder, as such commitment may be reduced or increased from time to time pursuant to (a) Section 2.09 and (b) assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender’s Term Loan A-2 Commitment is set forth on Schedule 2.01, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Term Loan A-2 Commitment, as applicable. The initial aggregate amount of the Lenders’ Term Loan A-2 Commitments is $250,000,000. “Term Loan A-1 Lender” means a Lender with a Term Loan A-1 Commitment. “Term Loan A-2 Lender” means a Lender with a Term Loan A-2 Commitment. “Term Loan A-1 Maturity Date” means October 28, 2020. “Term Loan A-2 Maturity Date” means October 28, 2022. “Term Loan Refinancing” means any new term loan borrowed pursuant to Section 2.09(d) the proceeds of which are used to prepay the Term Loan A-1, Term Loan A-2 or Term

33 DMSLIBRARY01:26808156.18 Loans and such prepayment is made on the date such new term loan is incurred pursuant to the terms hereof. “Term Loans” means, collectively, the Term Loan A-1s and Term Loan A-2s. “Total Debt” means, at any date, all Indebtedness of Parent and its Subsidiaries at such date, on a consolidated basis, calculated in accordance with GAAP. “Total Revolving Credit Exposure” means, the sum of the outstanding principal amount of the Dollar Equivalent of all Lenders’ Revolving Loans, their LC Exposure and their Swingline Exposure at such time; provided, that clause (a) of the definition of Swingline Exposure shall only be applicable to the extent Lenders shall have funded their respective participations in the outstanding Swingline Loans. “Transactions” means the execution, delivery and performance by the Loan Parties of the Loan Documents, the consummation of the Argotec Acquisition, the borrowing of Loans, the use of the proceeds thereof and the issuance of Letters of Credit hereunder. “Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate. “United States Dollars”, “U.S. Dollars”, “dollars” or “$” refers to lawful money of the United States of America. “U.S. Borrower” has the meaning set forth in the preamble to this Agreement. “U.S. Loan Party” means any Loan Party that is organized under the laws of the United States, any State or commonwealth thereof (not including any territory or possession thereof) or the District of Columbia. “U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code. “U.S. Revolving Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make U.S. Revolving Loans and to acquire participations in Letters of Credit issued in and Swingline Loans made in U.S. Dollars hereunder, as such commitment may be reduced or increased from time to time pursuant to (a) Section 2.09 and (b) assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender’s U.S. Revolving Commitment is set forth on Schedule 2.01, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable. The initial aggregate amount of the Lenders’ U.S. Revolving Commitments is $650,000,000. “U.S. Revolving Credit Exposure” means, with respect to any U.S. Revolving Credit Lender at any time, the sum of the outstanding principal amount of such Lender’s U.S. Revolving Loans, its Swingline Exposure and its LC Exposure (with respect to Letters of Credit issued in U.S. Dollars) at such time.

34 DMSLIBRARY01:26808156.18 “U.S. Revolving Credit Lender” means a Lender with a U.S. Revolving Commitment or, if the U.S. Revolving Commitments have terminated or expired, a Lender with U.S. Revolving Credit Exposure. “U.S. Revolving Loan” means a Loan made pursuant to Section 2.01(a). “U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 2.17(f)(ii)(B)(3). “Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA. Section 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Revolving Loan”) or by Type (e.g., a “Eurodollar Loan”) or by Class and Type (e.g., a “Eurodollar Revolving Loan”). Borrowings also may be classified and referred to by Class (e.g., a “Revolving Borrowing”) or by Type (e.g., a “Eurodollar Borrowing”) or by Class and Type (e.g., a “Eurodollar Revolving Borrowing”). Section 1.03. Terms Generally. The definitions of terms used herein shall apply equally to the singular and plural forms of the terms defined herein. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, clauses, sub- clauses, Exhibits and Schedules shall be construed to refer to Articles, Sections, clauses and sub- clauses of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. Section 1.04. Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that (a) if the Borrowers notify the Administrative Agent that Borrowers request an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrowers that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been

35 DMSLIBRARY01:26808156.18 withdrawn or such provision amended in accordance herewith and (b) obligations relating to a lease that were (or would be) classified and accounted for by Parent and its Subsidiaries as an operating lease under GAAP as in effect on the Effective Date shall continue to be classified and accounted for as obligations relating to an operating lease and not as a capitalized lease. Notwithstanding the preceding sentence, the calculation of liabilities shall not include any fair value adjustments to the carrying value of liabilities to record such liabilities at fair value pursuant to electing the fair value option election under FASB ASC 825-10-25 (formerly known as FAS 159, The Fair Value Option for Financial Assets and Financial Liabilities) or other FASB standards allowing entities to elect fair value option for financial liabilities. Accordingly, the amount of liabilities shall be the historical cost basis, which generally is the contractual amount owed adjusted for amortization or accretion of any premium or discount. Section 1.05. Currency Equivalents. For purposes of determining in any currency any amount outstanding in another currency, the Equivalent Amount of such currency on the date of any such determination shall be used. The Administrative Agent or Parent, as applicable, shall determine the Spot Rates as of each Computation Date to be used for calculating the Equivalent Amounts in U.S. Dollars or Offshore Currencies, as applicable. Such Spot Rates shall become effective as of such Computation Date and shall be the Spot Rates employed in converting any amounts between the applicable currencies until the next Computation Date to occur. ARTICLE II. THE CREDITS Section 2.01. Commitments. Subject to the terms and conditions set forth herein, each Lender agrees, severally and not jointly, as follows: (a) each U.S. Revolving Credit Lender agrees, severally and not jointly, to make U.S. Revolving Loans to each Borrower, at any time and from time to time during the Availability Period, in an aggregate principal amount at any such time outstanding that will not result in (i) such Lender’s U.S. Revolving Credit Exposure (plus the aggregate amount of such Lender’s EUR Revolving Credit Exposure) exceeding such Lender’s U.S. Revolving Commitment, or (ii) the sum of the total Revolving Credit Exposures exceeding the total Revolving Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and reborrow Revolving Loans; (b) each EUR Revolving Credit Lender agrees, severally and not jointly, to make EUR Revolving Loans to each Borrower at any time and from time to time during the Availability Period, in an aggregate principal amount at any such time outstanding that will not result in (i) such Lender’s EUR Revolving Credit Exposure exceeding such Lender’s EUR Revolving Commitment, (ii) such Lender’s U.S. Revolving Credit Exposure exceeding such Lender’s U.S. Revolving Commitment or (iii) the sum of the total Revolving Credit Exposures exceeding the total Revolving Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and reborrow EUR Revolving Loans;

36 DMSLIBRARY01:26808156.18 (c) each Term Loan A-1 Lender agrees, severally and not jointly, to make a Term Loan A-1 to the U.S. Borrower on the Effective Date, in an amount equal to such Lender’s Term Loan A-1 Commitment. Amounts repaid or prepaid in respect of the Term Loan A-1 may not be reborrowed; and (d) each Term Loan A-2 Lender agrees, severally and not jointly, to make a Term Loan A-2 to the U.S. Borrower on the Effective Date, in an amount equal to such Lender’s Term Loan A-2 Commitment. Amounts repaid or prepaid in respect of the Term Loan A-2 may not be reborrowed. Section 2.02. Loans and Borrowings. (a) Each Loan (other than a Swingline Loan) shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their respective Commitments of the applicable Class; provided that, the Administrative Agent may allocate (or re-allocate) any U.S. Revolving Loans and/or EUR Revolving Loans on a non-pro rata basis on any Computation Date to the extent the failure to so allocate (or re-allocate) on a non-pro rata basis would cause the Revolving Credit Exposure of any Lender to exceed its Revolving Commitment. Any Swingline Loan shall be made in accordance with the procedures set forth in Section 2.05. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required. (b) Subject to Section 2.14, each Revolving Borrowing and Term Loan Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrowers may request in accordance herewith; provided that (i) all Loans (other than Swingline Loans) in an Offshore Currency shall be a Eurodollar Loan and (ii) all U.S. Revolving Loans made to a Foreign Borrower shall be a Eurodollar Loan. Each Swingline Loan shall be an ABR Loan. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the applicable Borrower to repay such Loan in accordance with the terms of this Agreement. (c) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in U.S. Dollars or in an Offshore Currency, in an aggregate amount of (i) in connection with a U.S. Revolving Loan, not less than $5,000,000 and an integral multiple of $1,000,000 thereof, and (ii) in connection with a EUR Revolving Loan, not less than €5,000,000 and an integral multiple of €1,000,000 thereof. At the time that each ABR Borrowing is made, such Borrowing shall be in U.S. Dollars in an aggregate amount that is not less than $5,000,000; provided that an ABR Revolving Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Revolving Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.06(e). Each Swingline Loan shall be in an amount that is an integral multiple of $100,000 and not less than $100,000. Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of ten (10) Eurodollar Borrowings outstanding with respect to the EUR Revolving Loans, U.S. Revolving Loans and Term Loans. The Equivalent Amount in Euros of each EUR Revolving Loan shall be recalculated hereunder

37 DMSLIBRARY01:26808156.18 on each date on which it shall be necessary to determine the amount of any Loan or Loans outstanding hereunder on such date. (d) Notwithstanding any other provision of this Agreement, the Borrowers shall not be entitled to request, or to elect to convert or continue, any Interest Period with respect to (i) a Revolving Borrowing if such Interest Period would end after the Revolving Maturity Date, (ii) a Term Loan A-1 Borrowing if such Interest Period would end after the Term Loan A-1 Maturity Date and (iii) a Term Loan A-2 Borrowing if such Interest Period would end after the Term Loan A-2 Maturity Date. (e) All U.S. Revolving Loans and Swingline Loans made to the Borrowers shall be made in U.S. Dollars. All EUR Revolving Loans made to the Borrowers shall be made in Euros. Section 2.03. Requests for Revolving Borrowings. To request a Borrowing, the applicable Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurodollar Borrowing in U.S. Dollars, not later than 11:00 a.m., New York City time, three (3) Business Days before the date of the proposed Borrowing, (b) in the case of a Eurodollar Borrowing in Euros, not later than 11:00 a.m., London time, three (3) Business Days before the date of the proposed Borrowing, or (c) in the case of an ABR Borrowing, not later than 11:00 a.m., New York City time, on the date of the proposed Borrowing; provided that any such notice of an ABR Revolving Borrowing to finance the reimbursement of an LC Disbursement as contemplated by Section 2.06(e) may be given not later than 10:00 a.m., New York City time, on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery, electronic mail or telecopy to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by the applicable Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02: (i) whether the Loans comprising such Borrowing are U.S. Revolving Loans, EUR Revolving Loans, Term Loan A-1s or Term Loan A-2s; (ii) the aggregate amount of the requested Borrowing and the currency of the requested Borrowing (which in each case shall be in accordance with Section 2.02); (iii) the date of the requested Borrowing, which shall be a Business Day; (iv) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; (v) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; and (vi) the location and number of such Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.07. If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing; provided, that if such Borrowing is denominated in Euros it shall be an

38 DMSLIBRARY01:26808156.18 Eurodollar Borrowing with an Interest Period of one (1) month’s duration. If no Interest Period is specified with respect to any requested Eurodollar Revolving Borrowing, then the Borrowers shall be deemed to have selected an Interest Period of one (1) month’s duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing. Section 2.04. Reserved. Section 2.05. Swingline Loans. (a) Subject to the terms and conditions set forth herein, from time to time during the Availability Period, the Swingline Lender may, in its sole and absolute discretion, make Swingline Loans in U.S. Dollars to the U.S. Borrower in an aggregate principal amount in U.S. Dollars at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans made by the Swingline Lender exceeding the Swingline Lender’s Swingline Commitment and (ii) the Swingline Lender’s Revolving Credit Exposure exceeding its Revolving Commitment. Within the foregoing limits and subject to the terms and conditions set forth herein, the U.S. Borrower may borrow, prepay and reborrow Swingline Loans. (b) To request a Swingline Loan, the U.S. Borrower shall notify the Administrative Agent of such request by telephone (confirmed by telecopy or electronic mail), not later than 1:00 p.m., New York City time, on the day of a proposed Swingline Loan. Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day) and amount of the requested Swingline Loan. The Administrative Agent will promptly advise the Swingline Lender of any such notice received from the U.S. Borrower. The Swingline Lender will promptly notify the U.S. Borrower of its consent or refusal to make such Swingline Loan. To the extent the Swingline Lender agrees to make such Swingline Loan, it shall make the requested Swingline Loan available to the U.S. Borrower to the location and number of the U.S. Borrower’s account to which funds are to be disbursed as the U.S. Borrower shall designate in its request (or, in the case of a Swingline Loan made to finance the reimbursement of an LC Disbursement as provided in Section 2.06(e), by remittance to the Issuing Bank) by 3:00 p.m., New York City time, on the requested date of such Swingline Loan. (c) The Swingline Lender may by written notice given to the Administrative Agent require the Revolving Lenders to acquire participations in all or a portion of its Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which the Revolving Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Revolving Lender, specifying in such notice such Revolving Lender’s Applicable Percentage of such Swingline Loans. Each Revolving Lender hereby absolutely and unconditionally agrees, promptly upon receipt of such notice from the Administrative Agent (and in any event, if such notice is received by 12:00 noon, New York City time, on a Business Day no later than 5:00 p.m. New York City time on such Business Day and if received after 12:00 noon, New York City time, on a Business Day shall mean no later than 10:00 a.m. New York City time on the immediately succeeding Business Day), to pay to the Administrative Agent, for the account of the Swingline Lender, such Revolving Lender’s Applicable Percentage of such Swingline Loans. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this

39 DMSLIBRARY01:26808156.18 paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Revolving Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.07 with respect to Loans made by such Revolving Lender (and Section 2.07 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to such Swingline Lender the amounts so received by it from the Revolving Lenders. The Administrative Agent shall notify the U.S. Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the U.S. Borrower (or other party on behalf of the U.S. Borrower) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Revolving Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear; provided that any such payment so remitted shall be repaid to the Swingline Lender or to the Administrative Agent, as applicable, if and to the extent such payment is required to be refunded to the U.S. Borrower for any reason. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the U.S. Borrower of any default in the payment thereof. Section 2.06. Letters of Credit. (a) General. Subject to the terms and conditions set forth herein, any Borrower may request the issuance of Letters of Credit in U.S. Dollars or any Offshore Currency, for the account of such Borrower (or for the joint account of U.S. Borrower, SWM Luxembourg, SWM Holdco 1 and/or a Subsidiary designated by either such Borrower), in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time during the Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by any Borrower to, or entered into by any Borrower with, the Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control. Letters of Credit issued, amended, renewed or extended hereunder at the request of the applicable Borrower shall be issued in U.S. Dollars or Euros, as requested by such Borrower, and shall constitute utilization of the U.S. Revolving Commitments and/or EUR Revolving Commitments, as applicable. Notwithstanding anything herein to the contrary, the Issuing Bank shall have no obligation hereunder to issue, and shall not issue, any Letter of Credit the proceeds of which would be made available to any Person (i) to fund any activity or business of or with any Sanctioned Person, or in any country or territory that, at the time of such funding, is the subject of any Sanctions or (ii) in any manner that would result in a violation of any Sanctions by any party to this Agreement. (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower requesting such Letter of Credit (or amendment, renewal or extension of an outstanding Letter of Credit) (the “LC Borrower”) shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been

40 DMSLIBRARY01:26808156.18 approved by the Issuing Bank) to the Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension, but in any event no less than three (3) Business Days) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit and whether such amount will be in U.S. Dollars or Euros, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Bank, the LC Borrower also shall submit a letter of credit application on the Issuing Bank’s standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrowers shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the total U.S. Revolving Credit Exposure shall not exceed total U.S. Revolving Commitments, (ii) the U.S. Revolving Credit Exposure of any Lender (plus such Lender’s EUR Revolving Credit Exposure) shall not exceed such Lender’s U.S. Revolving Commitment, (iii) the total EUR Revolving Credit Exposure shall not exceed total EUR Revolving Commitments, (iv) the EUR Revolving Credit Exposure of any Lender shall not exceed such Lender’s EUR Revolving Commitment, (v) the total LC Exposure shall not exceed the Letter of Credit Commitment, (vi) the sum of the total Revolving Credit Exposures shall not exceed the total Commitments and (vii) the Revolving Credit Exposure of any Lender shall not exceed such Lender’s Commitment. The Borrowers may, at any time and from time to time, reduce the Letter of Credit Commitment of any Issuing Bank with the consent of such Issuing Bank; provided that the Borrowers shall not reduce the Letter of Credit Commitment of any Issuing Bank if, after giving effect of such reduction, the conditions set forth in clauses (i) through (vi) above shall not be satisfied. (c) Expiration Date. Each Letter of Credit shall expire (or be subject to non- renewal by notice from the Issuing Bank to the beneficiary thereof) at or prior to the close of business on the earlier of (i) the date one (1) year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one (1) year after such renewal or extension) and (ii) the date that is five (5) Business Days prior to the Revolving Maturity Date. (d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the Revolving Lenders, the Issuing Bank hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Revolving Lender’s Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Revolving Lender’s Applicable Percentage of each LC Disbursement made by the Issuing Bank and not reimbursed by the LC Borrower on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the LC Borrower for any reason. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter

41 DMSLIBRARY01:26808156.18 of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. (e) Reimbursement. If the Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the LC Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement in U.S. Dollars or Euros, as applicable, based on the currency of such LC Disbursement, not later than 12:00 noon, New York City time (or London time in the case of a LC Disbursement in Euros), on the date that such LC Disbursement is made, if the LC Borrower shall have received notice of such LC Disbursement prior to 10:00 a.m., New York City time (or London time in the case of a LC Disbursement in Euros), on such date, or, if such notice has not been received by the LC Borrower prior to such time on such date, then not later than 12:00 noon, New York City time (or London time in the case of a LC Disbursement in Euros), on the Business Day immediately following the day that the LC Borrower receives such notice, if such notice is not received prior to such time on the day of receipt; provided that the LC Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 or Section 2.05 that such payment be financed with an ABR Revolving Borrowing or a Swingline Loan (or if such LC Disbursement was made in an Offshore Currency, as a Eurodollar Loan with an Interest Period of one month) in an equivalent amount and, to the extent so financed, the LC Borrower’s obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving Borrowing, Swingline Loan or Eurodollar Loan, as applicable. If the LC Borrower fails to make such payment when due, the Administrative Agent shall notify each Revolving Lender of the applicable LC Disbursement, the payment then due from the LC Borrower in respect thereof and such Revolving Lender’s Applicable Percentage thereof. Promptly following receipt of such notice, each Revolving Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the LC Borrower, in the same manner as provided in Section 2.07 with respect to Revolving Loans made by such Revolving Lender (and Section 2.07 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the Issuing Bank the amounts so received by it from the Revolving Lenders. Promptly following receipt by the Administrative Agent of any payment from the LC Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the Issuing Bank or, to the extent that Revolving Lenders have made payments pursuant to this paragraph to reimburse the Issuing Bank, then to such Revolving Lenders and the Issuing Bank as their interests may appear. Any payment made by a Revolving Lender pursuant to this paragraph to reimburse the Issuing Bank for any LC Disbursement (other than the funding of ABR Revolving Loans, Eurodollar Loans or a Swingline Loan as contemplated above) shall not constitute a Loan and shall not relieve the LC Borrower of its obligation to reimburse such LC Disbursement. (f) Obligations Absolute. The Borrowers’ obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein or herein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect,

42 DMSLIBRARY01:26808156.18 (iii) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the LC Borrower’s obligations hereunder. Neither the Administrative Agent, the Lenders nor the Issuing Bank, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank; provided that the foregoing shall not be construed to excuse the Issuing Bank from liability to the LC Borrower to the extent of any direct damages (as opposed to special, indirect, consequential or punitive damages, claims in respect of which are hereby waived by the LC Borrower to the extent permitted by applicable law) suffered by the LC Borrower that are caused by the Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties hereto agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit. (g) Disbursement Procedures. The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly notify the Administrative Agent and the LC Borrower by telephone (confirmed by telecopy or electronic mail) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the LC Borrower of its obligation to reimburse the Issuing Bank and the Revolving Lenders with respect to any such LC Disbursement. (h) Interim Interest. If the Issuing Bank shall make any LC Disbursement, then, unless the LC Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to, but excluding the date that the LC Borrower reimburses such LC Disbursement at the rate per annum then applicable to ABR Revolving Loans; provided, that if the LC Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then (x) Section 2.13(d) shall apply and (y) if any LC Disbursement in an Offshore Currency for which the applicable Revolving Lenders have purchased and funded participation interests as provided in Section 2.06(d) above remains outstanding for more than a period of two (2) weeks after the date upon

43 DMSLIBRARY01:26808156.18 which the funding of such participations was required as set forth above, such LC Disbursement shall automatically accrue interest as a Eurodollar Loan with an Interest Period of one (1) month immediately upon the two (2) week anniversary of the required participation funding date. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to paragraph (e) of this Section to reimburse the Issuing Bank shall be for the account of such Lender to the extent of such payment. (i) Replacement of the Issuing Bank. The Issuing Bank may be replaced at any time by written agreement among the Borrowers, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Revolving Lenders of any such replacement of the Issuing Bank. At the time any such replacement shall become effective, the LC Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.12(b). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit. (j) Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that the LC Borrower receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Revolving Loans has been accelerated, Lenders with LC Exposure representing at least a majority of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the Borrowers shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Revolving Lenders (the “LC Collateral Account”) an amount in cash in the applicable currency equal to 103% of the LC Exposure as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to any Borrower described in clause (h) or (i) of Article VII. Such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrowers under this Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account and the Borrowers hereby grant to the Administrative Agent a security interest in the LC Collateral Account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrowers’ risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrowers for the LC Exposure at such time or, if the maturity of the Revolving Loans has been accelerated (but subject to the consent of Lenders with LC Exposure

44 DMSLIBRARY01:26808156.18 representing at least a majority of the total LC Exposure), be applied to satisfy other obligations of the Borrowers under this Agreement. If the LC Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to LC Borrower within three (3) Business Days after all Events of Default have been cured or waived. Section 2.07. Funding of Borrowings. (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time (or London time in the case of a LC Disbursement in Euros), to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders; provided that Swingline Loans shall be made as provided in Section 2.05. The Administrative Agent will make such Loans available to the Borrowers to an account designated by the Borrowers in the applicable Borrowing Request; provided that ABR Revolving Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.06(e) shall be remitted by the Administrative Agent to the Issuing Bank. (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the applicable Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount, with interest thereon, for each day from and including the date such amount is made available to such Borrower to, but excluding, the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrowers, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing. Section 2.08. Interest Elections. (a) Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrowers may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrowers may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Swingline Borrowings, which may not be converted or continued. (b) To make an election pursuant to this Section, the applicable Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if such Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each

45 DMSLIBRARY01:26808156.18 such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery, telecopy or electronic mail to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the applicable Borrower. (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02: (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing); (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day; (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”. If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the applicable Borrower shall be deemed to have selected an Interest Period of one month’s duration. (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each applicable Lender of the details thereof and of such Lender’s portion of each resulting Borrowing. (e) If the Borrowers fail to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing; provided, that if such Borrowing is denominated in an Offshore Currency, such Borrowing shall instead be continued as a Eurodollar Borrowing of the same Class with an Interest Period of one (1) month’s duration. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrowers, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto; provided, however, if such Borrowing is denominated in an Offshore Currency, such Borrowing shall instead be continued as a Eurodollar Borrowing with an Interest Period of one (1) month’s duration.

46 DMSLIBRARY01:26808156.18 Section 2.09. Termination, Reduction and Increase of Commitments; Removal of Borrowers. (a) Unless previously terminated, (ii) the Term Loan A-1 Commitments and Term Loan A-2 Commitments shall terminate immediately upon the funding of the Term Loan A-1s and Term Loan A-2s, respectively, on the Effective Date and (ii) the Revolving Commitments shall terminate on the Revolving Maturity Date. (b) The Borrowers may at any time terminate the Revolving Commitments upon (i) the payment in full in cash of all outstanding Revolving Loans, together with accrued and unpaid interest thereon, (ii) the cancellation and return of all outstanding Letters of Credit (or alternatively, with respect to each such Letter of Credit, the furnishing to the Issuing Bank with a cash deposit (or at the discretion of the Issuing Bank a back-up standby letter of credit satisfactory to the Issuing Bank) equal to 103% of the LC Exposure as of such date), (iii) the payment in full in cash of the accrued and unpaid fees and (iv) the payment in full in cash of all reimbursable expenses and all other Obligations in cash together with accrued and unpaid interest thereon. The Borrowers may from time to time reduce the Revolving Commitments of any Class; provided that (i) each reduction of the Revolving Commitments shall be in an amount that is an integral multiple of the Equivalent Amount of $1,000,000 and not less than the Equivalent Amount of $5,000,000 and (ii) the Borrowers shall not terminate or reduce the Revolving Commitments if, after giving effect to any concurrent prepayment of the Revolving Loans in accordance with Section 2.11, (x) any Lender’s EUR Revolving Credit Exposure would exceed such Lender’s EUR Revolving Commitment, (y) any Lender’s U.S. Revolving Credit Exposure (plus the aggregate amount of such Lender’s EUR Revolving Credit Exposure) would exceed such Lender’s U.S. Revolving Commitment or (z) the sum of the total Revolving Credit Exposures would exceed the total Revolving Commitments. (c) The Borrowers shall notify the Administrative Agent of any election to terminate or reduce the Revolving Commitments under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Revolving Lenders of the contents thereof. Each notice delivered by the Borrowers pursuant to this Section shall be irrevocable; provided that a notice of termination of the Revolving Commitments delivered by the Borrowers may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrowers (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments shall be permanent. Each reduction of the Revolving Commitments shall be made ratably among the Revolving Lenders in accordance with their respective Revolving Commitments. (d) The Borrowers shall have the right (exercisable at any time and from time to time) to increase the Commitments by obtaining additional Commitments in U.S. Dollars or Euros, by up to an aggregate amount equal to the Equivalent Amount of $350,000,000, in the form of a Revolving Loan, a Term Loan A-1, a Term Loan A-2 or a new term loan, either from one or more of the Lenders or another lending institution acceptable to Administrative Agent; provided that the aggregate amount of the proceeds of any Term Loan Refinancing shall be excluded for purposes of calculating the aggregate amount of additional Commitments issued pursuant to this Section 2.09(d); provided, further, that (i) any such request for an increase shall

47 DMSLIBRARY01:26808156.18 be in a minimum amount equal to the Equivalent Amount of $25,000,000, (ii) any such new Lender assumes all of the rights and obligations of a “Lender” hereunder, (iii) the procedures described in Section 2.09(d), 2.09(e) and 2.09(f) have been satisfied, (iv) no Lender shall be required or obligated to increase its commitment and (v) in the case of Loans to be made under a new term loan facility (a “Term Loan Facility”), (A) this Agreement shall be amended, in form and substance acceptable to the Administrative Agent, to reflect the addition of such Term Loan Facility, (B) all Loans made under such Term Loan Facility shall have a weighted average life to maturity not shorter than the remaining weighted average life to maturity of then-existing Term Loan A-1s, (C) the interest margin for Loans made under such Term Loan Facility may be priced differently than the Revolving Loans, the Term Loan A-1s, Term Loan A-2s and/or any other loans made under the Term Loan Facility, (D) the Loans made under such Term Loan Facility shall rank equally in right of payment with all other remaining Loans, including, without limitation, pursuant to Section 2.18 of this Agreement (unless otherwise agreed by the Lenders making Loans under the Term Loan Facility), and (E) any other terms and provisions applicable to such Term Loan Facility (including, without limitation, the terms and provisions relating to repayments and prepayments with respect to Loans made under such Term Loan Facility) shall be substantially the same as (and in any event not more favorable than) the Revolving Loans, the Term Loan A-1s, Term Loan A-2s and any other term loans issued hereunder prior to such date and shall otherwise be in form and substance satisfactory to the Administrative Agent, the Borrowers, and the Lenders participating in such Term Loan Facility; provided that, the terms and conditions applicable to any such Term Loan Facility maturing after the Term Loan A-1 Maturity Date may provide for material additional or different financial or other covenants or prepayment requirements applicable only during periods after the Term Loan A-1 Maturity Date. (e) Any amendment hereto for such an increase or addition pursuant to Sections 2.09(d), 2.09(e) and 2.09(f) shall be in form and substance satisfactory to the Administrative Agent and shall only require the written signatures of the Administrative Agent, the Borrowers and the Lender(s) being added or increasing their Commitment. As a condition precedent to each such increase, Borrowers shall deliver to the Administrative Agent such legal opinions and other documents reasonably requested by Administrative Agent, including, without limitation, a certificate (in sufficient copies for each Lender) signed by an authorized officer of Borrowers (i) certifying and attaching the resolutions adopted by each Loan Party approving or consenting to such increase and (ii) certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article III and the other Loan Documents are true and correct, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, (B) no Default or Event of Default has occurred and is continuing and each of the other conditions set forth in Section 4.02 have been satisfied and (C) Borrowers are in compliance on a pro forma basis (assuming such increase was made on the last day of the applicable period) with the covenants set forth in Section 6.10, recomputed for the most recent quarter for which financial statements have been delivered pursuant to calculations and detail acceptable to Administrative Agent. (f) Within a reasonable time after the effective date of any increase, the Administrative Agent shall, and is hereby authorized and directed to, revise the Commitment Schedule to reflect such increase and shall distribute such revised Commitment Schedule to each of the Lenders and the Borrowers, whereupon such revised Commitment Schedule shall replace

48 DMSLIBRARY01:26808156.18 the old Commitment Schedule and become part of this Agreement. On the Business Day following any such increase of the Revolving Commitments, all outstanding Revolving Loans and other outstanding advances shall be reallocated among the Revolving Lenders (including any newly added Lenders) in accordance with the Revolving Lenders’ respective revised Applicable Percentages. Eurodollar Borrowings shall not be reallocated among the Revolving Lenders prior to the expiration of the applicable Interest Period in effect at the time of any such increase. (g) Parent may, upon not less than twenty (20) Business Days’ notice from Parent to the Administrative Agent (or such shorter period as may be agreed by the Administrative Agent in its sole discretion), terminate the status of any Borrower (other than Parent) as a Borrower, if and only if (i) there are no outstanding Loans or LC Exposure outstanding with respect to such Borrower or other amounts payable by such Borrower on account of any Loans made to it or Letters of Credit issued for its account as of the effective date of such termination (unless such Loans and other Obligations have been assumed by another Borrower and certified as such to the Administrative Agent) and (ii) such Borrower shall become a Loan Guarantor if it is required to do so pursuant to Section 5.09(a) prior to or contemporaneously with the effective date of such termination. The Administrative Agent shall promptly notify the Lenders of any such termination of such Borrower’s status as a borrower. Section 2.10. Repayment of Loans; Evidence of Debt. (a) Each Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of the applicable Revolving Lender the then unpaid principal amount of each of its U.S. Revolving Loans in U.S. Dollars and EUR Revolving Loans in Euros on the Revolving Maturity Date and (ii) to the Administrative Agent for the account of the Swingline Lender the then unpaid principal amount of each Swingline Loan on the earlier of the Revolving Maturity Date and the fifth Business Days after such Swingline Loan is made; provided that on each date that a Revolving Borrowing is made, the Borrowers shall repay all Swingline Loans then outstanding and the proceeds of any such Borrowing shall be applied by the Administrative Agent to repay any Swingline Loans outstanding. The U.S. Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Term Loan A-1 Lender and Term Loan A-2 Lender on the first Business Day of the month following each date set forth below in the aggregate principal amount set forth opposite such date as applicable for the Term Loan A-1 and Term Loan A-2 (as adjusted from time to time pursuant to Section 2.11(c)): Date Term Loan A-1 Amount Term Loan A-2 Amount December 31, 2015 $1,250,000 $625,000 March 31, 2016 $1,250,000 $625,000 June 30, 2016 $1,250,000 $625,000 September 30, 2016 $1,250,000 $625,000 December 31, 2016 $1,250,000 $625,000 March 31, 2017 $1,250,000 $625,000 June 30, 2017 $1,250,000 $625,000 September 30, 2017 $1,250,000 $625,000 December 31, 2017 $2,500,000 $625,000 March 31, 2018 $2,500,000 $625,000

49 DMSLIBRARY01:26808156.18 Date Term Loan A-1 Amount Term Loan A-2 Amount June 30, 2018 $2,500,000 $625,000 September 30, 2018 $2,500,000 $625,000 December 31, 2018 $2,500,000 $625,000 March 31, 2019 $2,500,000 $625,000 June 30, 2019 $2,500,000 $625,000 September 30, 2019 $2,500,000 $625,000 December 31, 2019 $2,500,000 $625,000 March 31, 2020 $2,500,000 $625,000 June 30, 2020 $2,500,000 $625,000 September 30, 2020 $2,500,000 $625,000 December 31, 2020 N/A $625,000 March 31, 2021 N/A $625,000 June 30, 2021 N/A $625,000 September 30, 2021 N/A $625,000 December 31, 2021 N/A $625,000 March 31, 2022 N/A $625,000 June 30, 2022 N/A $625,000 September 30, 2022 N/A $625,000 To the extent not previously paid, all unpaid (a) Term Loan A-1s shall be paid in full in cash by the Borrowers on the Term Loan A-1 Maturity Date and (b) Term Loan A-2s shall be paid in full in cash by the Borrowers on the Term Loan A-2 Maturity Date. (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrowers to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrowers to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof. (d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the Obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrowers to repay the Loans in accordance with the terms of this Agreement. (e) Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrowers shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such

50 DMSLIBRARY01:26808156.18 Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns). (f) If on any Computation Date, the aggregate Revolving Credit Exposure of the Lenders for any Class exceeds the aggregate Revolving Commitments of the Lenders for such Class, the applicable Borrower shall immediately prepay the Revolving Loans in the amount of such excess. To the extent that, after any such prepayment of all Revolving Loans of any Class an excess of the Revolving Credit Exposure of such Class over the aggregate Revolving Commitments of such Class still exists, the Borrowers shall promptly cash collateralize the Letters of Credit in the manner described in Section 2.06(j) in an amount sufficient to eliminate such excess. Any such payment shall be applied, first, to the Swingline Loans, second, to the Revolving Loans for such Class and, third, as cash collateral for LC Exposure for such Class. Section 2.11. Prepayment of Loans. (a) The Borrowers shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to prior notice in accordance with paragraph (b) of this Section. (b) The Borrowers shall notify the Administrative Agent (and, in the case of prepayment of Swingline Loans, the Swingline Lenders) by telephone (confirmed by telecopy or electronic mail) of any prepayment hereunder ((i) in the case of prepayment of a Eurodollar Borrowing in U.S. Dollars, not later than 11:00 a.m., New York City time, three (3) Business Days before the date of prepayment, (ii) in the case of prepayment of a Eurodollar Revolving Borrowing in Euros, not later than 11:00 a.m., London time, three (3) Business Days before the date of prepayment, (iii) in the case of prepayment of an ABR Borrowing, not later than 11:00 a.m., New York City time, one (1) Business Day before the date of prepayment or (iv) in the case of prepayment of a Swingline Loan, not later than 12:00 noon, New York City time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Revolving Commitments as contemplated by Section 2.09, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.09. Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Revolving Borrowing shall be in an amount that would be permitted in the case of an advance of a Revolving Borrowing of the same Type as provided in Section 2.02. Each prepayment of a Revolving Borrowing shall be applied ratably to the Revolving Loans included in the prepaid Borrowing. Each voluntary prepayment of the Term Loans pursuant to this Section 2.11(b) shall be applied as directed by the Borrowers; provided, that any voluntary prepayment of the Term Loans made with proceeds of any Term Loan Refinancing shall be applied to the principal installments thereof in inverse order of maturity. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.13.

51 DMSLIBRARY01:26808156.18 (c) In the event and on each occasion that any Net Cash Proceeds are received by or on behalf of any Loan Party in respect of any Prepayment Event, the Borrowers shall, immediately after such Net Cash Proceeds are received by any Loan Party, prepay the Term Loans on a pro rata basis (and to the principal installments thereof in inverse order of maturity) in an aggregate amount equal to 100% of such Net Cash Proceeds, provided that, if the Borrowers shall deliver to the Administrative Agent a certificate of a Financial Officer to the effect that the Loan Parties intend to apply the Net Cash Proceeds from such event (or a portion thereof specified in such certificate), within 365 days after receipt of such Net Cash Proceeds, to acquire (or replace or rebuild) real property, equipment or other tangible assets (excluding inventory) to be used in the business of the Loan Parties or to make Investments permitted pursuant to Section 6.04(c) or (f), and certifying that no Default has occurred and is continuing, then no prepayment shall be required pursuant to this paragraph in respect of the Net Cash Proceeds specified in such certificate; provided that to the extent of any such Net Cash Proceeds therefrom that have not been so applied by the end of such 365 day period, a prepayment shall be required at such time in an amount equal to such Net Cash Proceeds that have not been so applied. Section 2.12. Fees. (a) The U.S. Borrower agrees to pay to the Administrative Agent for the account of each Revolving Lender a commitment fee, which shall accrue at the Applicable Rate on an amount equal to (i) the Revolving Commitment (as increased or reduced in accordance with the terms of this Agreement), minus (ii) the average daily amount of the Equivalent Amount in Dollars of the aggregate Revolving Credit Exposure (calculated without giving effect to clause (b) of the definition of Swingline Exposure) during the period from and including the date hereof to, but excluding, the date on which the Revolving Lenders’ Revolving Commitments terminate. Accrued commitment fees shall be payable in arrears on the last day of March, June, September and December of each year and on the date on which the Revolving Commitments terminate, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). Such commitment fee shall be allocated among Revolving Lenders in an amount determined by the unused portion of that Revolving Lender’s Revolving Commitment, expressed as a percentage of the unused portion of the Revolving Commitments of all Revolving Lenders and multiplied by the amount of such commitment fee as calculated pursuant to the first sentence of this clause (a). (b) The applicable Borrower agrees to pay (i) to the Administrative Agent for the account of each Revolving Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue per annum at the same Applicable Rate used to determine the interest rate applicable to Eurodollar Revolving Loans on the average daily amount of such Revolving Lender’s LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such Revolving Lender’s Revolving Commitment terminates and the date on which such Revolving Lender ceases to have any LC Exposure, and (ii) to the Issuing Bank a fronting fee, which shall accrue at the rate of 0.125% per annum on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date of termination of the Revolving Commitments and the date on which there ceases to be any LC Exposure, as well as the Issuing Bank’s standard fees with respect to the

52 DMSLIBRARY01:26808156.18 issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Letter of Credit participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable in arrears on the third Business Day following such last day, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable on the date on which the Revolving Commitments terminate and any such fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Bank pursuant to this clause (b) shall be payable within ten (10) days after demand. All Letter of Credit participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). (c) The Borrowers agree to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrowers and the Administrative Agent. (d) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to the Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders in the currency specified in Section 2.18(g). Fees paid shall not be refundable under any circumstances. Section 2.13. Interest. (a) The Loans comprising each ABR Borrowing (excluding each Swingline Loan) shall bear interest at the Alternate Base Rate plus the Applicable Rate. (b) The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate. (c) The Loans comprising each Swingline Loan shall bear interest at a rate per annum as may be agreed to in writing between U.S. Borrower and Swingline Lender. (d) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrowers hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section. (e) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Loans, upon termination of the Revolving Commitments; provided that (i) interest accrued pursuant to paragraph (d) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan

53 DMSLIBRARY01:26808156.18 prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion. (f) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Adjusted LIBO Rate or LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error. Section 2.14. Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurodollar Borrowing: (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means (including, without limitation, by means of an Interpolated Rate) do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period; or (b) the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period; then the Administrative Agent shall give notice thereof to the Borrowers and the Lenders by telephone, electronic mail or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrowers and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing; provided that if the circumstances giving rise to such notice affect only one Type of Borrowings, then the other Type of Borrowings shall be permitted; provided, further, if any such Borrowing is to be denominated in an Offshore Currency, such Borrowing shall instead be made as a Eurodollar Borrowing with an Interest Period of one month. Section 2.15. Increased Costs. (a) If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, liquidity or similar requirement (including any compulsory loan requirement, insurance charge or other assessment) against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or the Issuing Bank; or (ii) impose on any Lender or the Issuing Bank or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or any Letter of Credit or participation therein;

54 DMSLIBRARY01:26808156.18 and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, continuing, converting or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender, the Issuing Bank or such other Recipient of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender, the Issuing Bank or such other Recipient hereunder (whether of principal, interest or otherwise), then the applicable Borrower will pay to such Lender, the Issuing Bank or such other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender, the Issuing Bank or such other Recipient, as the case may be, for such additional costs incurred or reduction suffered. (b) If any Lender or the Issuing Bank determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or the Issuing Bank’s capital or liquidity or on the capital or liquidity of such Lender’s or the Issuing Bank’s holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the Issuing Bank’s policies and the policies of such Lender’s or the Issuing Bank’s holding company with respect to such capital adequacy and liquidity requirements), then from time to time the applicable Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company for any such reduction suffered. (c) A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrowers and shall be conclusive absent manifest error. The applicable Borrower shall pay such Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof. (d) Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or the Issuing Bank’s right to demand such compensation; provided that the Borrowers shall not be required to compensate a Lender or the Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender or the Issuing Bank, as the case may be, notifies the Borrowers of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the Issuing Bank’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof. (e) If any Lender determines that any law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender to perform its obligations hereunder or to issue, make, maintain, fund or charge interest with respect to any Loan or Letter of Credit to any Borrower who is organized under the laws of a jurisdiction other

55 DMSLIBRARY01:26808156.18 than the United States, a State thereof or the District of Columbia then, on notice thereof by such Lender to the Borrowers through the Administrative Agent, and until such notice by such Lender is revoked, any obligation of such Lender to issue, make, maintain, fund or charge interest with respect to any such Loan or Letter of Credit shall be suspended. Upon receipt of such notice, the Loan Parties shall take all reasonable actions requested by such Lender to mitigate or avoid such illegality. Section 2.16. Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Eurodollar Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.11(b) and is revoked in accordance therewith), or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrowers pursuant to Section 2.19, then, in any such event, the Borrowers shall compensate each applicable Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for U.S. Dollar or Euro deposits, as applicable, of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrowers and shall be conclusive absent manifest error. The Borrowers shall pay such Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof. Section 2.17. Payments Free of Taxes. (a) Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.17) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (b) Payment of Other Taxes by the Loan Parties. The Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for, Other Taxes.

56 DMSLIBRARY01:26808156.18 (c) Evidence of Payments. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 2.17, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (d) Indemnification by the Loan Parties. The Loan Parties shall jointly and severally indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to Parent by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(c) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (e). (f) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to Parent and the Administrative Agent, at the time or times reasonably requested by the Borrowers or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrowers or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrowers or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrowers or the Administrative Agent as will enable the Borrowers or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.17(f)(ii)(A), Section 2.17(f)(ii)(B) and Section 2.17(f)(ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission

57 DMSLIBRARY01:26808156.18 would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that a Borrower is a U.S. Person, (A) any Lender with respect to such Borrower that is a U.S. Person shall deliver to such Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of such Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. Federal backup withholding tax; (B) any Foreign Lender with respect to such Borrower shall, to the extent it is legally entitled to do so, deliver to such Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of such Borrower or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender with respect to such Borrower claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) in the case of a Foreign Lender with respect to such Borrower claiming that its extension of credit will generate U.S. effectively connected income, executed originals of IRS Form W-8ECI; (3) in the case of a Foreign Lender with respect to such Borrower claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit D-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of any Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN; or

58 DMSLIBRARY01:26808156.18 (4) to the extent a Foreign Lender with respect to such Borrower is not the beneficial owner, executed originals of IRS Form W- 8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, a U.S. Tax Compliance Certificate substantially in the form of Exhibit D-2 or Exhibit D-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit D-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender with respect to such Borrower shall, to the extent it is legally entitled to do so, deliver to such Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrowers or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. Federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit such Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. Federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrowers and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrowers or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrowers or the Administrative Agent as may be necessary for the Borrowers and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify Parent and the Administrative Agent in writing of its legal inability to do so. (g) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.17 (including by the payment of additional amounts pursuant to this Section 2.17), it shall pay to the indemnifying party an amount equal to such

59 DMSLIBRARY01:26808156.18 refund (but only to the extent of indemnity payments made under this Section 2.17 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (h) Survival. Each party’s obligations under this Section 2.17 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. (i) Defined Terms. For purposes of this Section 2.17, the term “Lender” includes any Issuing Bank and the term “applicable law” includes FATCA. Section 2.18. Payments Generally; Pro Rata Treatment; Sharing of Set-offs. (a) The Borrowers shall make each payment required to be made by them hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.15, Section 2.16 or Section 2.17, or otherwise) prior to 12:00 noon, New York City time or London time, as applicable, on the date when due, in immediately available funds, without setoff or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent (i) with respect to U.S. Revolving Loans and Term Loans, and all other such payments (other than as set forth in clause (ii) below), at its offices at 10 S. Dearborn Street, Floor 07, Mail Code: IL1-0010, Chicago, Illinois 60603, attention Darren Cunningham, or (ii) with respect to any amounts owing in Euros in connection with EUR Revolving Loans, at its offices at 25 Bank Street, Floor 6, Canary Wharf, London, E14 5JP, United Kingdom, attention to the Manager, except payments to be made directly to the Issuing Bank or Swingline Lender as expressly provided herein and except that payments pursuant to Section 2.15, Section 2.16 or Section 2.17 and Section 9.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in U.S. Dollars or Euros, as provided herein. (b) Any payments or proceeds of Collateral received by the Administrative Agent (i) not constituting either (A) a specific payment of principal, interest, fees or other sum payable under the Loan Documents (which shall be applied as specified by the Borrowers) or (B) a mandatory prepayment (which shall be applied in accordance with Section 2.11) or (ii) after an Event of Default has occurred and is continuing and the Administrative Agent so elects or the

60 DMSLIBRARY01:26808156.18 Required Lenders so direct, shall be applied ratably first, to pay any fees, indemnities, or expense reimbursements including amounts then due to the Administrative Agent and the Issuing Bank from the Borrowers, second, to pay any fees or expense reimbursements then due to the Lenders from the Borrowers, third, to pay interest then due and payable on the Loans ratably, fourth, to prepay principal on the Loans, unreimbursed LC Disbursements and if any Event of Default then exists and the Revolving Credit Commitments have either expired or been terminated any amounts owing with respect to Banking Services Obligations and Swap Agreement Obligations, ratably (with amounts applied to the Term Loans as a result of any mandatory prepayment applied to installments of the Term Loans in inverse order of maturity), fifth, to pay an amount to the Administrative Agent equal to one hundred three percent (103%) of aggregate LC Exposure, to be held as cash collateral for such Obligations, sixth, if no Event of Default then exists or the Revolving Credit Commitments remain in effect, to payment of any amounts owing with respect to Banking Services Obligations and Swap Agreement Obligations and seventh, to the payment of any other Secured Obligation due to the Administrative Agent or any Lender by the Loan Parties. Notwithstanding the foregoing, amounts received from any Loan Party shall not be applied to any Excluded Swap Obligation of such Loan Party. Notwithstanding anything to the contrary contained in this Agreement, unless so directed by the Borrowers, or unless a Default is in existence, neither the Administrative Agent nor any Lender shall apply any payment which it receives to any Eurodollar Loan of a Class, except (a) on the expiration date of the Interest Period applicable thereto or (b) in the event, and only to the extent, that there are no outstanding ABR Loans of the same Class and, in any such event, the Borrowers shall pay the break funding payment required in accordance with Section 2.16. The Administrative Agent and the Lenders shall have the continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Secured Obligations. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties. (c) At the election of the Administrative Agent, all payments of principal, interest, LC Disbursements, fees, premiums, reimbursable expenses (including, without limitation, all reimbursement for fees and expenses pursuant to Section 9.03), and other sums payable under the Loan Documents, may be paid from the proceeds of Borrowings made hereunder whether made following a request by the Borrowers pursuant to Section 2.03 or a deemed request as provided in this Section or may be deducted from any deposit account of the Borrowers or any other Loan Party maintained with the Administrative Agent. The Borrowers hereby irrevocably authorize (i) the Administrative Agent to make a Borrowing for the purpose of paying each payment of principal, interest and fees as it becomes due hereunder or any other amount due under the Loan Documents and agrees that all such amounts charged shall constitute Loans (including Swingline Loans) and that all such Borrowings shall be deemed to have been requested pursuant to Sections 2.03 or 2.05, as applicable, and (ii) the Administrative Agent to charge any deposit account of the Borrowers or any other Loan Party maintained with the Administrative Agent for each payment of principal, interest and fees as it becomes due hereunder or any other amount due under the Loan Documents.

61 DMSLIBRARY01:26808156.18 (d) If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements or its Swingline Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements and Swingline Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in LC Disbursements and Swingline Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in LC Disbursements and Swingline Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrowers pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to any Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrowers consent to the foregoing and agree, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrowers rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrowers in the amount of such participation. (e) Unless the Administrative Agent shall have received notice from the Borrowers prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank hereunder that the Borrowers will not make such payment, the Administrative Agent may assume that the Borrowers have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if the Borrowers have not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. (f) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.05(c), Section 2.06(d) or Section 2.06(e), Section 2.07(b), Section 2.18(e) or Section 9.03(c), then the Administrative Agent may, in its discretion and notwithstanding any contrary provision hereof, (i) apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid, and/or (ii) hold such amounts in a segregated account over which the Administrative Agent shall have exclusive control as cash collateral for, and application to, any future funding obligations of such Lender under any such Section, in the case

62 DMSLIBRARY01:26808156.18 of each of clauses (i) and (ii) above, in any order as determined by the Administrative Agent in its discretion. (g) All payments of principal of, and interest accrued on, any Loan hereunder shall be made in the currency in which such Loan is denominated. All payments of fees due pursuant to Section 2.12(a) and (b) shall be payable in U.S. Dollars. All payments of fees to the Administrative Agent for its own account as set forth in the Fee Letter shall be paid in U.S. Dollars. All payments made to reimburse the Administrative Agent, any Swingline Lender, the Issuing Bank or any Lender for any costs, expenses, or other amounts pursuant to Section 9.03 or any other Loan Document shall be made in the currency in which such obligation to be reimbursed is invoiced or incurred. (h) Immediately and automatically upon the occurrence of any Default with respect to any Borrower described in clause (h) or (i) of Article VII or an acceleration of the maturity of the Loans pursuant to Article VII, all EUR Revolving Loans shall be converted to and redenominated in U.S. Dollars equal to the Equivalent Amount of each such EUR Revolving Loan determined as of the date of such conversion and each Revolving Lender shall be deemed to have automatically, irrevocably and unconditionally purchased and received (to the extent of its unused Revolving Commitment) from each other Revolving Lender an undivided interest and participation in and to each Revolving Loan in such amounts as are necessary such that, after giving effect thereto, each Revolving Lender shall hold its ratable share of each Revolving Loan (based on the total Revolving Credit Exposure of each Revolving Lender to the total Revolving Credit Exposure of all Revolving Lenders at such time); provided that, to the extent such conversion shall occur other than at the end of an Interest Period, the applicable Borrower shall pay to the Administrative Agent for the ratable benefit of each applicable Revolving Lender all losses and breakage costs related thereto in accordance with this Agreement and, upon the written request of the Administrative Agent, each of the Revolving Lenders shall pay to the Administrative Agent for the ratable benefit of each applicable Revolving Lender (based on the total Revolving Credit Exposure of each Revolving Lender to the total Revolving Credit Exposure of all Revolving Lenders at such time) not later than two Business Days following a request for payment from such Lender, in U.S. Dollars, an amount equal to the undivided interest in and participation in the applicable Revolving Loan purchased by such Lender pursuant to this Section 2.18. In the event that any Revolving Lender fails to make payment to the Administrative Agent of any amount due under this Section 2.18, the Administrative Agent shall be entitled to receive, retain and apply against such obligation the principal and interest otherwise payable to such Revolving Lender hereunder until the Administrative Agent receives from such Revolving Lender an amount sufficient to discharge such Revolving Lender’s payment obligation as prescribed in this Section 2.18 together with interest thereon at the Federal Funds Effective Rate for each day during the period commencing on the date of demand by the applicable Lender and ending on the date such obligation is fully satisfied. The Administrative Agent will promptly remit all payments received as provided above to each relevant Revolving Lender. Section 2.19. Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under Section 2.15, or if the Borrowers are required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall use reasonable efforts to

63 DMSLIBRARY01:26808156.18 designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or Section 2.17, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. (b) If any Lender requests compensation under Section 2.15, or if the Borrowers are required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, or if any Lender becomes Defaulting Lender, then the Borrowers may, at their sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights (other than its existing rights to payments pursuant to Section 2.15 or Section 2.17) and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrowers shall have received the prior written consent of the Administrative Agent (and if a Revolving Commitment is being assigned, the Issuing Bank and Swingline Lenders), which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to Section 2.17, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrowers to require such assignment and delegation cease to apply. Section 2.20. Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender: (a) fees shall cease to accrue on the unfunded portion of the Revolving Commitment of such Defaulting Lender pursuant to Section 2.12(a); (b) the Revolving Commitment and Revolving Credit Exposure of such Defaulting Lender shall not be included in determining whether the Required Lenders have taken or may take any action hereunder (including any consent to any amendment, waiver or other modification pursuant to Section 9.02); provided that this clause (b) shall not apply to the vote of a Defaulting Lender in the case of an amendment, waiver or other modification requiring the consent of such Lender or each Lender affected thereby; (c) if any Swingline Exposure or LC Exposure exists at the time such Lender becomes a Defaulting Lender then:

64 DMSLIBRARY01:26808156.18 (i) all or any part of the Swingline Exposure and LC Exposure of such Defaulting Lender (other than the portion of such Swingline Exposure referred to in clause (b) of the definition of such term) shall be reallocated among the non-Defaulting Lenders in accordance with their respective Applicable Percentages but only (x) to the extent that such reallocation does not, as to any non-Defaulting Lender, cause such non- Defaulting Lender’s Revolving Credit Exposure to exceed its Revolving Commitment and (y) if the conditions set forth in Section 4.02 are satisfied at such time; (ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrowers shall within one (1) Business Day following notice by the Administrative Agent (x) first, prepay such Swingline Exposure and (y) second, cash collateralize for the benefit of the Issuing Bank only the Borrowers’ obligations corresponding to such Defaulting Lender’s LC Exposure (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 2.06(j) for so long as such LC Exposure is outstanding; (iii) if the Borrowers cash collateralizes any portion of such Defaulting Lender’s LC Exposure pursuant to clause (ii) above, the Borrowers shall not be required to pay any fees to such Defaulting Lender pursuant to Section 2.12(b) with respect to such Defaulting Lender’s LC Exposure during the period such Defaulting Lender’s LC Exposure is cash collateralized; (iv) if the LC Exposure of the non-Defaulting Lenders is reallocated pursuant to clause (i) above, then the fees payable to the Lenders pursuant to Section 2.12(a) and Section 2.12(b) shall be adjusted in accordance with such non-Defaulting Lenders’ Applicable Percentages; and (v) if all or any portion of such Defaulting Lender’s LC Exposure is neither reallocated nor cash collateralized pursuant to clause (i) or (ii) above, then, without prejudice to any rights or remedies of the Issuing Bank or any other Lender hereunder, all letter of credit fees payable under Section 2.12(b) with respect to such Defaulting Lender’s LC Exposure shall be payable to the Issuing Bank until and to the extent that such LC Exposure is reallocated and/or cash collateralized; and (d) so long as such Lender is a Defaulting Lender, no Issuing Bank shall be required to issue, amend or increase any Letter of Credit, unless it is satisfied that the related exposure and the Defaulting Lender’s then outstanding LC Exposure will be 100% covered by the Revolving Commitments of the non-Defaulting Lenders and/or cash collateral will be provided by the Borrowers in accordance with Section 2.20(c), and Swingline Exposure related to any newly made Swingline Loan or LC Exposure related to any newly issued or increased Letter of Credit shall be allocated among non-Defaulting Lenders in a manner consistent with Section 2.20(c)(i) (and such Defaulting Lender shall not participate therein). In the event that the Administrative Agent, the Borrowers, the Swingline Lender and each Issuing Bank each agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Swingline Exposure and LC Exposure of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Revolving Commitment

65 DMSLIBRARY01:26808156.18 and on such date such Lender shall purchase at par such of the Loans of the other Lenders (other than Swingline Loans) as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Revolving Loans in accordance with its Applicable Percentage. Section 2.21. Existing Maturity Date. Not more than two (2) times during the term of this Agreement, the Borrowers may, by notice to the Administrative Agent (who shall promptly notify the Revolving Lenders) not later than 30 days prior to the then applicable Revolving Maturity Date (the “Existing Maturity Date”), request that each Revolving Lender extend such Revolving Lender’s Revolving Maturity Date in respect of the Revolving Commitment for an additional one year from the Existing Maturity Date. (a) Lender Elections to Extend. Each Revolving Lender, acting in its sole and individual discretion, shall, notify the Administrative Agent, not later than the earlier of (x) 15 days after receipt of Parent’s request for an extension of maturity and (y) 25 days prior to the Existing Maturity Date (the “Notice Date”), if such Revolving Lender determines to, or determines not to, extend its Revolving Credit Commitment Termination Date. Failure of any Revolving Lender to respond to the notice of an extension request on or prior to the Notice Date shall be deemed to be a rejection of such extension request. The Administrative Agent shall notify the Borrowers of each Revolving Lender’s determination promptly after the Notice Date. The election of any Revolving Lender to agree to such extension shall not obligate any other Revolving Lender to so agree. (b) Minimum Extension Requirement. If (and only if) Revolving Lenders holding a majority of the Revolving Commitments in effect immediately prior to the Existing Maturity Date have agreed to extend their respective Revolving Commitments, then, effective as of the Existing Maturity Date, the Revolving Maturity Date in respect of the Revolving Commitments of each Revolving Lender shall be extended to the date falling 364 days after the Existing Maturity Date (except that, if such date is not a Business Day, such Revolving Maturity Date as so extended shall be the next preceding Business Day). (c) Conditions to Effectiveness of Extensions. As a condition precedent to such extension, the Borrowers shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the Existing Maturity Date signed by an authorized officer of such Loan Party (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such extension and (ii) in the case of each Borrower, certifying that, before and after giving effect to such extension, (x) the representations and warranties contained in Article III and the other Loan Documents are true and correct in all material respects on and as of the Existing Maturity Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date and (y) no Default or Event of Default exists or would be caused by such. (d) Conflicting Provisions. This Section shall supersede any provisions in Section 9.02 to the contrary.

66 DMSLIBRARY01:26808156.18 ARTICLE III. REPRESENTATIONS AND WARRANTIES The Borrowers jointly and severally represent and warrant to the Administrative Agent and the Lenders that as of the date of this Agreement and the date of making any Loan or the issuance of any Letter of Credit: Section 3.01. Organization; Powers. The Borrowers and each of their Subsidiaries are duly organized and validly existing under the laws of the jurisdiction of their organization and have all requisite power and authority to carry on their business as now conducted. Each Loan Party and each of their Material Subsidiaries are in good standing under the laws of the jurisdiction of their organization (or, if applicable in a foreign jurisdiction, enjoys the equivalent status to the extent of such equivalent status exists under the laws of any foreign jurisdiction of organization). The Borrowers and their Subsidiaries, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, are qualified to do business in, and are in good standing in, every jurisdiction where such qualification is required. Section 3.02. Authorization; Enforceability. The Transactions are within each Borrower’s and each other Loan Party’s, as applicable, corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action. This Agreement and each other Loan Document to which a Loan Party is a party has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and subject to, in the case of any grant of a Lien in the Equity Interests of any Foreign Subsidiary, to the laws of the jurisdiction of organization or formation of such Foreign Subsidiary. Section 3.03. Governmental Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority as a condition to the effectiveness thereof, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of any Loan Party or any of its Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any material indenture, agreement or other instrument binding upon any Loan Party or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by any Loan Party or any of its Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of any Loan Party or any of its Subsidiaries other than the Liens created pursuant to the Collateral Documents. Section 3.04. Financial Condition; No Material Adverse Change. (a) Parent has heretofore furnished to the Lenders its consolidated balance sheet and statements of income, stockholders equity and cash flows (i) as of and for the fiscal

67 DMSLIBRARY01:26808156.18 years ended December 31, 2013 and December 31, 2014, reported on and audited by Deloitte & Touche LLP, independent public accountants, and (ii) as of and for each fiscal quarter ending after the fiscal year ended December 31, 2014 and ending more than 45 days before the date hereof, certified by Parent’s chief financial officer. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of Parent and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) above. (b) Since December 31, 2014, there has been no event, circumstance or change in the business, assets, operations, prospects or condition, financial or otherwise, of Parent and its Subsidiaries, taken as a whole, that has or could reasonably be expected to have a Material Adverse Effect. Section 3.05. Properties. (a) Each Loan Party and each of its Material Subsidiaries has good title to, or valid leasehold interests in, all its material real and personal property necessary to its business, free and clear of all Liens except for Permitted Liens. (b) Each Loan Party and each of its Material Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, free and clear of all Liens (other than Permitted Liens), and the use thereof by each Borrower and its Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. Section 3.06. Litigation and Environmental Matters. (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of each Borrower, threatened against or affecting such Borrower or any of its Subsidiaries (i) which could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve this Agreement, the other Loan Documents or the Transactions. (b) Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither the Borrowers nor any of their Subsidiaries (i) have failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) have become subject to any Environmental Liability, (iii) have received notice of any claim with respect to any Environmental Liability or (iv) know of any basis for any Environmental Liability. Section 3.07. Compliance with Laws and Agreements. Each Borrower and its Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate,

68 DMSLIBRARY01:26808156.18 could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing. Section 3.08. Investment Company Status. Neither the Borrowers nor any of their Subsidiaries are an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended. Section 3.09. Taxes. Each Borrower and each of its Subsidiaries (other than SWM Brazil with respect to the Brazil Tax Assessment) has timely filed or caused to be filed all Federal and material state and foreign Tax returns and reports required to have been filed and has paid or caused to be paid all Federal and material state and foreign Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which such Borrower or such Subsidiary, as applicable, has set aside on its books adequate reserves as required by GAAP or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect. Section 3.10. ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The Borrowers and their Subsidiaries have satisfied all applicable minimum funding requirements with respect to each Plan, except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect. Section 3.11. Disclosure. Neither the Information Memorandum nor any of the other reports, financial statements, certificates or other information furnished by or on behalf of each Borrower or any of its Subsidiaries to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, each Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. Section 3.12. Subsidiaries. As of the Effective Date, Parent does not have any subsidiaries other than those Subsidiaries listed on Schedule 3.12. Schedule 3.12 correctly sets forth, as of the Effective Date, (a) the percentage ownership (direct or indirect) of Parent in the Equity Interests of its Subsidiaries and also identifies the direct owner thereof and (b) the jurisdiction of organization of each such Subsidiary. Section 3.13. Material Agreements. All agreements and contracts to which any Loan Party is a party or is bound as of the date of this Agreement, the breach or loss of which would reasonably be expected to have a Material Adverse Effect, are listed on Schedule 3.13. No Loan Party is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in (a) any agreement or contract listed on Schedule 3.13 or (b) any agreement or instrument evidencing or governing Material Indebtedness.

69 DMSLIBRARY01:26808156.18 Section 3.14. Labor Relations. To the best knowledge of the Borrowers, none of the Borrowers or any of their Subsidiaries are engaged in any unfair labor practice that could reasonably be expected to have a Material Adverse Effect. There is (a) no significant unfair labor practice complaint pending against the Borrowers or any of their Subsidiaries or, to the best knowledge of the Borrowers, threatened against any of them before the National Labor Relations Board or any similar Governmental Authority in any jurisdiction, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Borrowers or any of their Subsidiaries or, to the best knowledge of the Borrowers, threatened against any of them, (b) no significant strike, labor dispute, slowdown or stoppage is pending against the Borrowers or any of their Subsidiaries or, to the best knowledge of the Borrowers, threatened against the Borrowers or any of their Subsidiaries and (c) to the best knowledge of the Borrowers, no question concerning union representation exists with respect to the employees of the Borrowers or any of their Subsidiaries, except (with respect to any matter specified in clause (a), (b) or (c) above, either individually or in the aggregate) such as could not reasonably be expected to have a Material Adverse Effect. Section 3.15. Solvency. Parent and its Material Subsidiaries, on a consolidated basis, are Solvent. Section 3.16. Insurance. Schedule 3.16 sets forth a description of all insurance maintained by or on behalf of Parent and its Subsidiaries as of the Effective Date. As of the Effective Date, all premiums in respect of such insurance have been paid. The Borrowers believe that the insurance maintained by or on behalf of Parent and its Subsidiaries meets the requirements set forth in Section 5.05. Section 3.17. Regulation U. No Borrower is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any “margin stock” as defined in Regulation U of the Board. Section 3.18. Common Enterprise. The successful operation and condition of each of the Loan Parties is dependent on the continued successful performance of the functions of the group of the Loan Parties as a whole and the successful operation of each of the Loan Parties is dependent on the successful performance and operation of each other Loan Party. Each Loan Party expects to derive benefit (and its board of directors or other governing body has determined that it may reasonably be expected to derive benefit), directly and indirectly, from (i) successful operations of each of the other Loan Parties and (ii) the credit extended by the Lenders to the Borrowers hereunder, both in their separate capacities and as members of the group of companies. Each Loan Party has determined that execution, delivery, and performance of this Agreement and any other Loan Documents to be executed by such Loan Party is within its purpose, will be of direct and indirect benefit to such Loan Party, and is in its best interest. Section 3.19. Foreign Borrower. Each Foreign Borrower is subject to civil and commercial laws with respect to its obligations under this Agreement and the other Loan Documents to which it is a party (collectively, the “Foreign Borrower Documents”), and the execution, delivery and performance by each Foreign Borrower of the Foreign Borrower Documents to which it is a party constitutes and will constitute private and commercial acts and not public or governmental acts. Neither any Foreign Borrower nor any of its property has any

70 DMSLIBRARY01:26808156.18 immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) under the laws of the jurisdiction in which such Foreign Borrower is organized and existing in respect of its obligations under the Foreign Borrower Documents. There is no tax, levy, impost, duty, fee, assessment or other governmental charge, or any deduction or withholding, imposed by any Governmental Authority in or of the jurisdiction in which a Foreign Borrower is organized and existing either (x) on or by virtue of the execution or delivery of the Foreign Borrower Documents or (y) on any payment to be made by a Foreign Borrower pursuant to the applicable Foreign Borrower Documents. Section 3.20. Compliance with Domiciliation Law. All the legal requirements of the Luxembourg law of 31 May 1999, as amended, regarding the domiciliation of companies have been complied with by SWM Luxembourg, SWM Holdco 1 and each other Loan Party organized under the laws of Luxembourg. Section 3.21. COMI. For the purposes of the Council Regulation (EC) N° 1346/2000 of 29 May 2000 on insolvency proceedings (the “EU Regulation”), in relation to any Foreign Borrower which is incorporated in a member state of the European Union, such Foreign Borrower’s centre of main interest (as that term is used in Article 3(1) of the EU Regulation) is situated in its jurisdiction of incorporation and it has no “establishment” (as that term is used in Article 2(h) of the EU Regulation) in any other jurisdiction. Section 3.22. Security Interest in Collateral. The provisions of this Agreement and the other Loan Documents create under New York law legal and valid Liens on all of the Collateral of the U.S. Loan Parties in favor of the Administrative Agent, for the benefit of the Secured Parties, and such Liens constitute perfected and continuing Liens on the Collateral, securing the Secured Obligations, enforceable against the applicable Loan Party and all third parties, and having priority over all other Liens on the Collateral except in the case of (a) Permitted Encumbrances, to the extent any such Permitted Encumbrances would have priority over the Liens in favor of the Administrative Agent pursuant to any applicable law or agreement, (b) Liens perfected only by possession (including possession of any certificate of title), to the extent the Administrative Agent has not obtained or does not maintain possession of such Collateral, (c) Liens which are not perfected in accordance with Section 5.09(d) and (d) the Equity Interests of Foreign Subsidiaries. Section 3.23. Anti-Corruption Laws and Sanctions. Parent has implemented and maintains in effect, for itself and its Subsidiaries, policies and procedures designed to ensure compliance by Parent, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and Parent, its Subsidiaries and their respective officers and employees and, to the knowledge of such Parent, its directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects and are not knowingly engaged in any activity that would reasonably be expected to result in any Loan Party being designated as a Sanctioned Person. None of (a) Parent, any Subsidiary or, to the knowledge of Parent or any Subsidiary, any of their respective directors, officers or employees, or (b) to the knowledge of Parent or any Subsidiary, any agent of Parent or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Borrowing or Letter of Credit, use of

71 DMSLIBRARY01:26808156.18 proceeds, Transaction or other transaction contemplated by this Agreement or the other Loan Documents will violate Anti-Corruption Laws or applicable Sanctions. Section 3.24. Status of SWM Luxembourg. SWM Luxembourg has not engaged in any business activities and does not own any material property other than (i) ownership of the Equity Interest of its Subsidiaries, together with activities directly related thereto (including, but not limited to, activities to facilitate acquisitions made by its Subsidiaries), (ii) activities and contractual rights incidental to maintenance of its corporate existence, (iii) performance of its obligations under the Loan Documents to which it is a party and (iv) engaging in intellectual property investment and development including (a) investment in research and development projects to generate intellectual property relevant to the strategic goals of Parent, (b) management of its intellectual property portfolio including, without limitation, the intellectual property set forth on Schedule 3.24, (c) licensing use of its intellectual property to Parent, Subsidiaries of Parent and third parties and (d) any business activity that is reasonably related to the foregoing. ARTICLE IV. CONDITIONS Section 4.01. Effective Date. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02): (a) Credit Agreement and Other Loan Documents. The Administrative Agent (or its counsel) shall have received (i) from each party hereto either (A) a counterpart of this Agreement signed on behalf of such party or (B) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement, (ii) either (A) a counterpart of each other Loan Document signed on behalf of each party thereto or (B) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed signature page thereof) that each such party has signed a counterpart of such Loan Document and (iii) such other certificates, documents, instruments and agreements as the Administrative Agent shall reasonably request in connection with the transactions contemplated by this Agreement and the other Loan Documents, including any promissory notes requested by a Lender pursuant to Section 2.10 payable to the order of each such requesting Lender and a written opinion of the Loan Parties’ counsel, addressed to the Administrative Agent, the Issuing Bank and the Lenders and the other Secured Parties, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel. (b) Financial Statements and Projections. The Lenders shall have received (i) audited consolidated financial statements of Parent and its Subsidiaries for the 2013 and 2014 fiscal years, (ii) unaudited interim consolidated financial statements of Parent and its Subsidiaries for each fiscal quarter ended after the date of the latest applicable financial statements delivered pursuant to clause (i) of this paragraph as to which such financial statements are available and (iii) satisfactory projections through 2019.

72 DMSLIBRARY01:26808156.18 (c) Closing Certificates; Certified Certificate of Incorporation; Good Standing Certificates. The Administrative Agent shall have received (i) a certificate of each Loan Party, dated the Effective Date and executed by its Secretary or Assistant Secretary or other appropriate officer or director, which shall (A) certify the resolutions of its Board of Directors, members or other body authorizing the execution, delivery and performance of the Loan Documents to which it is a party, (B) identify by name and title and bear the signatures of the officers of such Loan Party authorized to sign the Loan Documents to which it is a party and, in the case of the Borrowers, its Financial Officers, and (C) contain appropriate attachments, including the certificate or articles of incorporation or organization of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and a true and correct copy of its by-laws or operating, management or partnership agreement, or other organizational or governing documents, and (ii) in the case of any Loan Party formed or organized under the laws of the United States, a good standing certificate for each Loan Party from its jurisdiction of organization or the substantive equivalent available in the jurisdiction of organization for each Loan Party from the appropriate governmental officer in such jurisdiction. (d) No Default Certificate. The Administrative Agent shall have received a certificate, signed by a Financial Officer of Parent, dated as of the Effective Date (i) stating that no Default has occurred and is continuing and (ii) stating that the representations and warranties contained in the Loan Documents are true and correct as of such date. (e) Fees. The Lenders and the Administrative Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel), on or before the Effective Date. (f) Lien Searches. The Administrative Agent shall have received the results of a recent lien search in each jurisdiction where the U.S. Loan Parties are organized and where the assets of the U.S. Loan Parties are located, and such search shall reveal no Liens on any of the assets of the U.S. Loan Parties except for Permitted Liens or Liens to be discharged in connection with the Effective Date pursuant to a pay-off letter or other documentation satisfactory to the Administrative Agent. (g) Solvency. The Administrative Agent shall have received a solvency certificate signed by a Financial Officer of Parent dated the Effective Date. (h) Pay-Off Letter. The Administrative Agent shall have received satisfactory pay-off letters for all existing Indebtedness to be repaid from the proceeds of the initial Borrowings, confirming that all Liens upon any of the property of the Loan Parties constituting Collateral will be terminated concurrently with such payment and all letters of credit issued or guaranteed as part of such Indebtedness shall have been cash collateralized or supported by a Letter of Credit. (i) Pledged Equity Interests; Stock Powers; Pledged Notes. The Administrative Agent shall have received (i) the certificates representing the Equity Interests pledged pursuant to the Security Agreement or the Pledge Agreement (except to the extent either such Equity Interests are not in certificated form or such certificates are not permitted to be delivered under applicable law), together with an undated stock power for each such certificate

73 DMSLIBRARY01:26808156.18 executed in blank by a duly authorized officer of the pledgor thereof and (ii) to the extent required under the Security Agreement, each promissory note (if any) pledged to the Administrative Agent pursuant to the Security Agreement endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank) by the pledgor thereof. (j) Filings, Registrations and Recordings. Each document (including any Uniform Commercial Code financing statement) required by the Collateral Documents or under New York law or under the Uniform Commercial Code or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of itself, the Lenders and the other Secured Parties, a perfected Lien on the Collateral of the U.S. Loan Parties described therein, prior and superior in right to any other Person (other than with respect to Permitted Liens), shall be in proper form for filing, registration or recordation; provided, however, that the Loan Parties shall not be required to take any action (other than the filing UCC financing statements) to perfect any Lien in (i) the vehicles or any other assets subject to certificates of title; (ii) commercial tort claims of U.S. Loan Parties below a threshold of $10,000,000; (iii) letter of credit rights of U.S. Loan Parties below a threshold of $10,000,000; (iv) intercompany promissory notes; and (v) Excluded Accounts; provided, further, that the Foreign Borrowers shall not be required to grant or perfect any Lien on their assets other than pursuant to a pledge under New York law of the Equity Interests of the first tier Subsidiaries of the Foreign Borrowers. (k) [Reserved]. (l) Acquisitions. (i) The Administrative Agent shall have received (i) the audited consolidated balance sheet and statements of income, stockholders’ equity and cash flows of Argotec and its Subsidiaries as of and for the fiscal years ended December 31, 2013 and December 31, 2014 and (ii) satisfactory unaudited interim consolidated financial statements of Argotec and its Subsidiaries for each of the quarterly periods ending after December 31, 2014 and at least 45 days prior to the Effective Date (it being acknowledged and agreed that the financial statements delivered to the Administrative Agent pursuant to clause (ii) on or prior to the execution and delivery of this Agreement by each party hereto are satisfactory to the Administrative Agent and the Lenders). (ii) The conditions precedent set forth in Article IX of the Argotec Acquisition Agreement to the obligations of each party thereto to consummate the Argotec Acquisition (other than evidence of wire transfers under Section 2.4 thereof) shall have been satisfied substantially on the terms set forth in the Argotec Acquisition Agreement, without giving effect to any amendments, waivers, or consents by Parent (or any other Borrower) or its Subsidiaries that are a party thereto that have or could reasonably be expected to have a Material Adverse Effect. (m) Insurance. The Administrative Agent shall have received evidence of insurance coverage in form, scope, and substance reasonably satisfactory to the Administrative Agent and otherwise in compliance with the terms of Section 5.05 hereof.

74 DMSLIBRARY01:26808156.18 (n) USA PATRIOT Act, Etc. The Administrative Agent and the Lenders shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, for each Loan Party. (o) Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent, the Issuing Bank, any Lender or their respective counsel may have reasonably requested. The Administrative Agent shall notify the Borrowers and the Lenders of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the Effective Date shall not occur unless each of the foregoing conditions is satisfied (or waived pursuant to Section 9.02) at or prior to 3:00 p.m., New York City time, on December 31, 2015; provided, however, than any such failure shall not terminate or impair the Original Credit Agreement and the Original Credit Agreement, and the obligations of the Loan Parties and the Lenders party thereto shall remain in full force and effect. Section 4.02. Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing, and of the Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to the satisfaction of the following conditions: (a) The representations and warranties of the Borrowers and each other Loan Party set forth in this Agreement and the other Loan Documents shall be true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects) on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable. (b) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing. (c) At the time of making and immediately after giving effect to any Revolving Loan or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, the total Revolving Credit Exposure of any Class shall not exceed the total Revolving Commitments of such Class. (d) Administrative Agent, and if applicable, the Issuing Bank or Swingline Lender shall have received a Borrowing Request or a notice requesting the issuance, amendment, renewal or extension of such Letter of Credit, as the case may be, in each case, in accordance with the requirements of this Agreement. Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Loan Parties on the date thereof as to the matters specified in paragraphs (a) and (b) of this Section.

75 DMSLIBRARY01:26808156.18 ARTICLE V. AFFIRMATIVE COVENANTS Until the Commitments have expired or been terminated and the Obligations and other amounts payable hereunder and under the other Loan Documents shall have been paid in full and all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed, each Borrower covenants and agrees with the Administrative Agent and the Lenders that: Section 5.01. Financial Statements and Other Information. Each Borrower will furnish to the Administrative Agent and each Lender: (a) within ninety (90) days after the end of each fiscal year of Parent, Parent’s audited consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Deloitte & Touche LLP or other independent public accountants of recognized national standing (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit (other than, in the case of a change in accountants, an exception as to scope relating to prior years not audited by such accountants)) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of Parent and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied; (b) within forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year of Parent, Parent’s consolidated and consolidating balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of Parent and its consolidated and consolidating Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes; (c) concurrently with any delivery of financial statements under clause (a) or (b) of this Section, a compliance certificate in the form of Exhibit C and signed by a Financial Officer of Parent (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, and (ii) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate; (d) as soon as available, but in any event not more than forty-five (45) days after the end of each fiscal year of such Borrower, a copy of the budget and forecast (including a

76 DMSLIBRARY01:26808156.18 projected consolidated income statement) of Parent and its Subsidiaries for each quarter of the upcoming fiscal year in form reasonably satisfactory to the Administrative Agent; (e) promptly upon receipt thereof, copies of any reports submitted by Parent’s accountants in connection with each annual, interim or special audit or review of any type of the financial statements or internal control systems of any such Borrower or any of its Subsidiaries made by such accountants, including any comment letters submitted by such accountants to management of any Borrower or any Subsidiary in connection with their services; (f) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by any Borrower or any Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said commission, or with any national securities exchange; or distributed by a Borrower to its shareholders generally as the case may be; and (g) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of each Borrower or any Subsidiary, or compliance with the terms of this Agreement or any other Loan Document, as the Administrative Agent or any Lender may reasonably request. The information and other materials required to be delivered pursuant to this Section 5.01 may be delivered electronically by Parent to Administrative Agent and Lenders pursuant to procedures approved by the Administrative Agent; provided that, Parent shall deliver paper copies of any such information and/or materials delivered electronically after the date delivery is required under this Section 5.01 to the Administrative Agent or any Lender which requests such delivery within five Business Days after such request. Section 5.02. Notices of Material Events. Borrowers will furnish to the Administrative Agent and each Lender prompt written notice of the following: (a) the occurrence of any Default; (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting any Borrower, any Loan Party or any Affiliate thereof that could reasonably be expected to result in a Material Adverse Effect; (c) an Adverse Tax Ruling; and (d) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect. Each notice delivered under this Section 5.02 shall be accompanied by a statement of a Financial Officer or other executive officer of the applicable Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto. Section 5.03. Existence; Conduct of Business. Each Loan Party will, and will cause each of its Material Subsidiaries to, do or cause to be done all things necessary to preserve,

77 DMSLIBRARY01:26808156.18 renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03. Section 5.04. Payment of Obligations. Each Borrower will, and will cause each of its Subsidiaries to, pay its obligations, including liabilities for any Taxes, that, if not paid, could result in a Material Adverse Effect before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) such Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect. Each Borrower will, and will cause each of its Subsidiaries to, perform its obligations under any contractual obligation to which such Borrower or such Subsidiary is bound or to which any of its properties is subject, except where the failure to perform could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Section 5.05. Maintenance of Properties; Insurance. Each Borrower will, and will cause each of its Subsidiaries to (a) keep and maintain all property material to the conduct of the business of Parent and its Subsidiaries (taken as a whole) in good working order and condition, ordinary wear and tear excepted, and (b) maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations. All insurance policies required hereunder shall name the Administrative Agent as an additional insured or as loss payee, as applicable, and shall contain loss payable clauses or mortgagee clauses, through endorsements in form and substance satisfactory to the Administrative Agent, which provide that: (i) all proceeds thereunder with respect to any Collateral shall be payable to the Lender; (ii) no such insurance shall be affected by any act or neglect of the insured or owner of the property described in such policy; and (iii) such policy and loss payable or mortgagee clauses may be canceled, amended, or terminated only upon at least thirty days prior written notice given to the Administrative Agent. Upon, the request of the Administrative Agent, the Borrowers will furnish to the Administrative Agent, information in reasonable detail as to the insurance so maintained. Section 5.06. Books and Records; Inspection Rights. Parent will, and will cause each of its Subsidiaries to, keep proper books of record and accounts in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. Each Borrower will, and will cause each of its Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records (and, at the request of the Administrative Agent or Required Lenders, to perform audits of such books and records), and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested. All such visits, inspections, or audits by the Administrative Agent or any Lender shall be at the Borrowers’ expense. Each Borrower acknowledges that the Administrative Agent, after exercising its rights hereunder, may prepare and distribute to the Lenders certain Reports pertaining to the Loan Parties’ and their Subsidiaries’ assets for internal use by the Administrative Agent and the Lenders.

78 DMSLIBRARY01:26808156.18 Section 5.07. Compliance with Laws. Each Borrower will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. Parent will maintain in effect and enforce, for itself and its Subsidiaries, policies and procedures designed to ensure compliance by Parent, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions. Section 5.08. Use of Proceeds. The proceeds of the Loans shall be used only (a) for general corporate purposes of the Borrowers and their Subsidiaries (including, without limitation, to fund Permitted Acquisitions), (b) to fund all or a portion of the purchase price pursuant to and in accordance with the Argotec Acquisition Agreement to consummate the Argotec Acquisition on the Effective Date and (c) to pay Acquisition Expenses and expenses relating to the negotiation and documentation of this Agreement. No part of the proceeds of any Loan (i) will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X or (ii) will be used in violation of any Sanctions applicable to any party hereto. Section 5.09. Further Assurances; Additional Borrowers. (a) Subject to applicable law, each Loan Party shall cause each of its Domestic Subsidiaries that constitutes a Material Subsidiary (other than, (i) Domestic Subsidiaries owned indirectly through a Foreign Subsidiary and (ii) any Excluded Subsidiary) to guaranty the Obligations on or prior to the date such Subsidiary becomes a Material Subsidiary (or such longer period as may be agreed to by Administrative Agent in writing) by executing a joinder to the Security Agreement and a joinder to the Subsidiary Guaranty. Upon execution and delivery thereof, each such Person shall become a Loan Guarantor and thereupon shall have all of the rights, benefits, duties and obligations in such capacity under the Loan Documents. Without limiting the foregoing, each Borrower will, and will cause each Subsidiary to, execute and deliver, or cause to be executed and delivered, to the Administrative Agent such documents, agreements and instruments, and will take or cause to be taken such further actions which may be required by law or which the Administrative Agent may, from time to time, reasonably request to carry out the terms and conditions of this Agreement and the other Loan Documents at the expense of the Borrowers. The Loan Parties shall deliver, or cause to be delivered, to Administrative Agent, in connection with the execution and delivery of each such joinder agreements, appropriate resolutions, secretary certificates, certified organizational documents and, if requested by Administrative Agent, legal opinions relating to the matters described in this Section 5.09 (which opinions shall be in form and substance reasonably acceptable to Administrative Agent). (b) The Borrowers may, upon not less than twenty (20) Business Days’ notice from the Borrowers to the Administrative Agent (or such shorter period as may be agreed by the Administrative Agent in its sole discretion), designate, with the prior written consent of the Administrative Agent and the Lenders (such consent not to be unreasonably withheld), any Subsidiary of Parent (an “Additional Borrower”) as a new borrower to receive Loans (or reallocate existing Loans), pursuant to terms and conditions to be mutually agreed to by the Borrowers and the Administrative Agent and in accordance with this Section 5.09(b). Prior to

79 DMSLIBRARY01:26808156.18 any Borrower becoming entitled to receive certain Loans, the Administrative Agent and the Lenders shall have received (i) an amendment hereto in form, content and scope reasonably satisfactory to the Administrative Agent providing for such Additional Borrower becoming a Borrower hereunder, such amendment only requiring the signatures of the Administrative Agent, the Borrowers and the Additional Borrower(s), subject only to the approval of other Lenders if any such amendment also amends terms which would require the approval of the Required Lenders, affected Lenders or all Lenders, as the case may be, pursuant to Section 9.02, (ii) one or more joinder agreements (or similar documents) to the applicable Loan Documents as requested by Administrative Agent, (iii) such supporting resolutions, secretary certificates, opinions of counsel and other documents or information, in form, content and scope reasonably satisfactory to the Administrative Agent, as may be required by the Administrative Agent or the Required Lenders in their sole discretion, and (iv) notes signed by such new Additional Borrower to the extent any Lender so requires. If the Administrative Agent and the Lenders agree that the Additional Borrower shall be entitled to receive Loans and that the conditions set forth in this Section 5.09(b) are satisfied, then the Administrative Agent shall send a written notice to the Lenders specifying the effective date upon which the Additional Borrower may receive Loans, whereupon each of the Lenders agrees to permit such Additional Borrower to receive Loans (or reallocate existing Loans), on the terms and conditions set forth herein. Notwithstanding the foregoing, and as conditions precedent to any Lender being obligated to make any Loans or issue any Letters of Credit to any Additional Borrower on the occasion of the first Borrowing by, or issuance of a Letter of Credit for the account of, such Additional Borrower, if the designation of such Additional Borrower obligates the Administrative Agent or any Lender to comply with “know your customer” or similar identification procedures in circumstances where the necessary information is not already available to it, Parent shall, and shall cause such Additional Borrower to, promptly upon the request of the Administrative Agent or any Lender, supply such documentation and other evidence as is reasonably requested by the Administrative Agent or any Lender in order for the Administrative Agent or such Lender to carry out and be satisfied it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations. In addition to the immediately preceding condition precedent, on the occasion of the first Borrowing by, or issuance of a Letter of Credit for the account of, an Additional Borrower, any extension of credit or issuance of a Letter of Credit to a proposed Additional Borrower that is not organized under the laws of the United States or any political subdivision thereof shall not contravene any law or regulation applicable to each Lender extending credit. (c) Subject to subsection (d) below, each Loan Party will grant to the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, a Lien under New York law in (i) 100% of the issued and outstanding Equity Interests of each of its Domestic Subsidiaries (and in the case of SWM Luxembourg and SWM Holdco 1, their respective first tier Domestic Subsidiaries and Foreign Subsidiaries) and (ii) 65% of the issued and outstanding Equity Interests in each Foreign Subsidiary directly owned by any U.S. Borrower or any Domestic Subsidiary pursuant to the terms and conditions of the Loan Documents or other security documents as the Administrative Agent shall reasonably request; provided, that in no event shall any Loan Party be required to execute any Loan Documents governed by any law other than the laws of the State of New York or such other political subdivision of the United States that may be applicable.

80 DMSLIBRARY01:26808156.18 (d) Notwithstanding any other provision of this Agreement, any of the Collateral Documents or any of the Loan Documents, the Loan Parties shall not be required to take any action (other than the filing UCC financing statements) to perfect any Lien in (i) vehicles or any other assets subject to certificates of title; (ii) commercial tort claims of U.S. Loan Parties below a threshold of $10,000,000; (iii) letter of credit rights of U.S. Loan Parties below a threshold of $10,000,000; (iv) intercompany promissory notes; and (v) Excluded Accounts; provided, further, that the Foreign Borrowers shall not be required to grant or perfect any Lien on their assets other than pursuant to a pledge under New York law of the Equity Interests of the first tier Subsidiaries of the Foreign Borrowers. Section 5.10. OFAC. Each Borrower shall (a) ensure, and cause each of its Subsidiaries to ensure, that no Person who owns a controlling interest in or otherwise controls such Borrower or any such Subsidiary is or shall be listed on the Specially Designated Nationals and Blocked Person List or other similar lists maintained by the Office of Foreign Assets Control (“OFAC”), the Department of the Treasury or included in any Executive Orders, (b) not use or permit the use of the proceeds of the Loans to violate any of the foreign asset control regulations of OFAC or any enabling statute or Executive Order relating thereto and (c) comply, and cause each Subsidiary to comply, with all applicable Bank Secrecy Act regulations, as amended. Section 5.11. Centre of Main Interest. Each Foreign Borrower will maintain its centre of main interest in its jurisdiction of organization. Section 5.12. Post Closing Matters. Each Loan Party shall execute and deliver the documents and complete the tasks set forth on Schedule 5.12, in each case within the time limits specified therein (or such longer period of time acceptable to the Administrative Agent). ARTICLE VI. NEGATIVE COVENANTS Until the Commitments have expired or terminated and the Obligations and other amounts payable hereunder and under the other Loan Documents have been paid in full and all Letters of Credit have expired or terminated and all LC Disbursements have been reimbursed, each Borrower covenants and agrees with the Administrative Agent and the Lenders that: Section 6.01. Indebtedness. Parent will not permit any of its Subsidiaries (other than Loan Guarantors) to create, incur, assume, or permit to exist any Indebtedness, except: (a) Indebtedness created under the Loan Documents; (b) intercompany Indebtedness permitted pursuant to Section 6.04; (c) Indebtedness arising under any employee benefit plan sponsored by Schweitzer Mauduit France S.A.S., LTR Industries S.A., PDM Industries S.N.C., Papeteries de Mauduit S.A.S., Malaucene Industries S.N.C., Papeteries de Mauduit S.A.S., Papeteries de Saint- Girons S.A.S., Saint-Girons Industries S.N.C., SWM-Poland Sp. Zo o, or any of their Subsidiaries;

81 DMSLIBRARY01:26808156.18 (d) other Indebtedness of any such Person of the type permitted to be secured by Section 6.02(o) or Section 6.02(p); (e) all reimbursement obligations arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments arising in the ordinary course of business; (f) other unsecured Indebtedness of Parent; provided, that, before and after the incurrence of such Indebtedness (x) no Default or Event of Default exists or would be caused thereby and (y) Parent on a consolidated basis shall be in pro forma compliance (after giving effect to the incurrence of any Indebtedness, calculated in a manner reasonably satisfactory to the Administrative Agent) with the then applicable covenant levels as set forth in Section 6.10(b) and (c), in each case, minus 0.25, calculated for the four (4) fiscal quarter period ending on the last day of the most recently ended quarter for which financial statements of Parent have been delivered to Administrative Agent pursuant to Section 5.01(a) or (b); and (g) Indebtedness of any Subsidiary of Parent in an aggregate amount for all such Indebtedness permitted under this clause (g) not to exceed the Equivalent Amount equal to the greater of $50,000,000 or 10% of consolidated net tangible assets of Parent and its Subsidiaries. Section 6.02. Liens. The Borrowers will not, nor will they permit any Significant Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except: (a) Permitted Encumbrances; (b) Liens securing the Obligations; (c) Liens securing Indebtedness set forth in Schedule 6.02 and refinancings of such Indebtedness; provided that, the aggregate principal amount of such Indebtedness shall not be increased since the Effective Date; (d) Liens arising in the ordinary course of business in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; (e) Liens on the assets and properties of Persons which become Subsidiaries of Parent after the date of this Agreement securing Indebtedness permitted hereby; provided that, such Liens are in existence at the time the respective Persons become Subsidiaries of Parent and were not created in anticipation thereof; (f) Liens resulting from progress payments or partial payments under United States government contracts or subcontracts;

82 DMSLIBRARY01:26808156.18 (g) Liens existing on the assets and properties acquired by the Borrowers or their Subsidiaries in the ordinary course of business prior to any such Borrower’s or such Subsidiary’s acquisition of such assets and properties; (h) bankers’ Liens, rights of setoff and other similar Liens existing solely with respect to cash and cash equivalents on deposit in one or more accounts maintained by Parent or any Subsidiary of Parent, in each case granted in the ordinary course of business in favor of the bank or banks with which such accounts are maintained, securing amounts owing to such bank with respect to cash management and operating account arrangements, including those involving pooled accounts and netting arrangements; (i) leases or subleases granted to others not interfering in any material respect with the business of Parent or any Subsidiary of Parent and any interest or title of a lessor under any lease (whether a Capital Lease or an operating lease) permitted by this Agreement; (j) Liens arising from the granting of a lease or license to enter into or use any asset of Parent or any Subsidiary of Parent to any Person in the ordinary course of business of Parent or such Subsidiary that does not interfere in any material respect with the use or application by Parent or such Subsidiary of the asset subject to such license in the business of Parent or such Subsidiary; (k) Liens attaching solely to cash earnest money deposits made by Parent or any Subsidiary of Parent in connection with any letter of intent or purchase agreement entered into in connection with a Permitted Acquisition permitted hereunder; (l) Liens arising from precautionary UCC financing statements (or analogous personal property security filings or registrations in other jurisdictions) regarding operating leases; (m) Liens on insurance policies and proceeds thereof to secure premiums thereunder; (n) Liens relating solely to employee contributions withheld from pay imposed by applicable pension law; (o) Liens on Equity Interests issued by a joint venture of Parent or any of its Subsidiaries (but that is not a Subsidiary of Parent) securing Indebtedness of such joint venture permitted hereunder so long as such Indebtedness is recourse to Parent and/or its Subsidiaries solely to the extent of such Equity Interest and substantially similar Liens have been pledged by each other Person owning Equity Interests in such joint venture to secure such Indebtedness; (p) purchase money Liens or purchase money security interests upon or in any fixed assets acquired or held by any Borrower or its Subsidiaries in the ordinary course of business to secure the purchase price of such fixed assets or to secure Indebtedness incurred solely for the purpose of financing the acquisition of such fixed assets; provided that the aggregate principal amount of the Indebtedness secured by the Liens permitted by this clause (p) shall not, on the date such Lien is granted and after giving effect thereto, exceed an aggregate amount equal to 30% of Parent’s Tangible Net Worth at any time;

83 DMSLIBRARY01:26808156.18 (q) Liens securing Indebtedness and other obligations or liabilities not expressly permitted by clauses (a) through (p) above; provided that the aggregate principal amount of the Indebtedness and other obligations or liabilities secured by the Liens permitted by this clause (q) shall not exceed an aggregate amount equal to the Equivalent Amount of $25,000,000 at any time outstanding (for purposes of this clause (q), the amount of such obligations or liabilities (other than with respect to Indebtedness) shall equal the amounts for such obligations or liabilities set forth in the financial statements then last delivered to the Administrative Agent under Section 5.01(a) and Section 5.01(b) or, to the extent not set forth in such financial statements, as determined in good faith by a Financial Officer of Parent); and (r) Liens securing Indebtedness permitted under Section 6.01(g). Section 6.03. Fundamental Changes; Asset Sales. (a) The Borrowers will not, nor will they permit any of their Subsidiaries to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with, or liquidate or dissolve or commence a Bankruptcy Action, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing, (i) any Subsidiary may merge into a Borrower in a transaction in which such Borrower is the surviving entity, (ii) any Subsidiary may merge into any Subsidiary in a transaction in which the surviving entity is a Subsidiary (and, if either such Subsidiary is a Loan Guarantor, then the surviving entity shall also be a Loan Guarantor); provided that if a Foreign Borrower is a party to any such transaction, either such Foreign Borrower shall be the surviving entity or the surviving entity thereof shall assume the obligations of such Foreign Borrower under this Agreement and the other Loan Documents pursuant to such documents, instruments and agreements and further actions which the Administrative Agent may request (including, without limitation, one or more opinions of legal counsel) in form and substance acceptable to the Administrative Agent, (iii) any Subsidiary (other than a Subsidiary that is a Borrower) may liquidate or dissolve if Parent determines in good faith that such liquidation or dissolution is in the best interests of Parent and its Subsidiaries and is not materially disadvantageous to the Lenders (provided that in the event any such liquidation or dissolution involves a Loan Guarantor then the assets of such Subsidiary (if any) shall be transferred to Parent or another Loan Guarantor), (iv) a Borrower or any Subsidiary may consummate a Permitted Acquisition and the Argotec Acquisition, and (v) upon the occurrence of an Adverse Tax Ruling with respect to SWM Brazil or at any time from and after the Effective Date with respect to P de Mal, Parent may (A) abandon, transfer or otherwise dispose of its Equity Interest in SWM South, SWM Brazil or P de Mal, as applicable, to any one or more Persons or (B) undertake a Bankruptcy Action if Parent determines in good faith that such abandonment, transfer, disposition or Bankruptcy Action is in the best interests of Parent and its Subsidiaries; provided that any such merger involving a Person that is not a wholly-owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 6.04; (b) The Borrowers will not, nor will they permit any of their Subsidiaries to, make any Asset Disposition, except for (i) Asset Dispositions among the Subsidiaries, (ii) Asset Dispositions of (A) assets held by Schweitzer-Mauduit RTL Philippines, Inc. and (B) assets identified in that certain Side Letter, dated as of the Effective Date by and between the Administrative Agent and Parent (a copy of which was made available to the Lenders on or prior

84 DMSLIBRARY01:26808156.18 to the Effective Date), (iii) Asset Dispositions to the extent made in connection with an investment in a Person expressly permitted under Section 6.04(f); (iv) other Asset Dispositions of property that, together with all other property of Borrowers and their Subsidiaries previously leased, sold or disposed of in Asset Dispositions do not exceed the greater of the Equivalent Amount of (A) $25,000,000 and (B) 2.5% of the value of the consolidated assets of Parent and its Subsidiaries (as measured as of the last day of the immediately preceding fiscal year) during any fiscal year; (v) other Asset Dispositions in an aggregate amount not to exceed $200,000,000 during the term of this Agreement, so long as (w) such Asset Disposition is made for fair market value, (x) at least seventy-five percent (75%) of the consideration for such Asset Disposition is in the form of cash or cash equivalents, (y) Parent on a consolidated basis shall be in pro forma compliance (after giving effect to such Asset Disposition, calculated in a manner reasonably satisfactory to the Administrative Agent) with the then applicable covenant levels as set forth in Section 6.10(b) and (c), in each case, minus 0.25, calculated for the four (4) fiscal quarter period ending on the last day of the most recently ended quarter for which financial statements of Parent have been delivered to Administrative Agent pursuant to Section 5.01(a) or (b) and (z) the Net Cash Proceeds received by Parent, any Guarantor or, to the extent any prepayment with such Net Cash Proceeds would not result in an adverse tax consequence (as determined in good faith by Parent), any Subsidiary of Parent or a Guarantor, are used to prepay the Term Loans in accordance with Section 2.11(c) up to the amount necessary for Parent to be in compliance with clause (v)(y) above; provided, that during any Retained Proceeds Period, Parent on a consolidated basis shall be in pro forma compliance (after giving effect to such Asset Disposition, calculated in a manner reasonably satisfactory to the Administrative Agent) with the then applicable covenant level set forth in Section 6.10(d), calculated for the four (4) fiscal quarter period ending on the last day of the most recently ended quarter for which financial statements of Parent have been delivered to Administrative Agent pursuant to Section 5.01(a) or (b) and (vi) other Asset Dispositions in an unlimited amount so long as (w) such Asset Disposition is made for fair market value, (x) at least seventy-five percent (75%) of the consideration for such Asset Disposition is in the form of cash or cash equivalents, (y) Parent on a consolidated basis shall have a Net Debt to EBITDA Ratio (after giving effect to such Asset Disposition, calculated on a pro forma basis in a manner reasonably satisfactory to the Administrative Agent) of not greater than 2.50 to 1.00, calculated for the four (4) fiscal quarter period ending on the last day of the most recently ended quarter for which financial statements of Parent have been delivered to Administrative Agent pursuant to Section 5.01(a) or (b) and (z) the Net Cash Proceeds received by Parent, any Guarantor or, to the extent any prepayment with such Net Cash Proceeds would not result in an adverse tax consequence (as determined in good faith by Parent), any Subsidiary of Parent or a Guarantor, are used to prepay the Term Loans in accordance with Section 2.11(c) up to the amount necessary for Parent to be in compliance with clause (vi)(y) above; provided, however during any Retained Proceeds Period (A) for purposes of calculating the Net Debt to EBITDA Ratio pursuant to clause (vi)(y) above and for purposes of all future calculations of the Net Debt to EBITDA Ratio during any Retained Proceeds Period, at the Borrower’s option to be exercised on or prior to the date of such Asset Disposition, either (1) such Retained Proceeds shall not be netted from Total Debt in making such calculation or (2) the cash and cash equivalents netted from Total Debt in making such calculation shall be limited to an amount equal to Borrowers’ EBITDA for the four (4) fiscal quarter period most recently ended on or prior to the date for which such calculation is made, calculated on a pro forma basis after giving effect to such sale and to any debt repayments resulting from such sale, and (B)

85 DMSLIBRARY01:26808156.18 Parent on a consolidated basis shall be in pro forma compliance (after giving effect to such Asset Disposition, calculated in a manner reasonably satisfactory to the Administrative Agent) with the then applicable covenant level set forth in Section 6.10(d), calculated for the four (4) fiscal quarter period ending on the last day of the most recently ended quarter for which financial statements of Parent have been delivered to Administrative Agent pursuant to Section 5.01(a) or (b); and (c) The Borrowers will not, nor will they permit any of their Subsidiaries to, engage to any material extent in any business other than (i) businesses of the type conducted by Parent and its Subsidiaries on the date of execution of this Agreement, (ii) the design, manufacture or sale of paper or resin based products or films, non-wovens products, or reconstituted technology based products, or (iii) any business which is reasonably similar, ancillary, complementary or related to, or a reasonable extension, development or expansion of, any of the foregoing. Without limiting the foregoing, SWM Luxembourg shall not engage in any business activity other than (i) performing its obligations under the Loan Documents, (ii) owning the Equity Interests of its Subsidiaries, together with activities directly related thereto (including, but not limited to, activities to facilitate Permitted Acquisitions made by any of its Subsidiaries) and (iii) engaging in intellectual property investment and development including (a) investment in research and development projects to generate intellectual property relevant to the strategic goals of Parent, (b) management of its intellectual property portfolio, including, without limitation, the intellectual property set forth on Schedule 3.24, (c) licensing use of its intellectual property to Parent, Subsidiaries of Parent and third parties and (d) any business activity that is reasonably related to the foregoing. Section 6.04. Investments, Loans, Advances, Guarantees and Acquisitions. The Borrowers will not, nor will they permit any of their Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly-owned Subsidiary prior to such merger) any Equity Interests, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit (collectively, each an “Investment”), except: (a) Permitted Investments; (b) Investments by any Borrower existing on the date hereof in the Equity Interests of its Subsidiaries; (c) Investments (i) to consummate Permitted Acquisitions and the Argotec Acquisition and (ii) consisting of transfers of the Equity Interests of any Foreign Subsidiary acquired in a Permitted Acquisition or in the Argotec Acquisition by any Loan Party or other Domestic Subsidiary to any other Foreign Subsidiary to the extent such transfer is not prohibited under Section 6.03; (d) (i) Investments made by any Borrower to any Loan Guarantor and made by any Loan Guarantor to any Borrower or any other Loan Guarantor, (ii) Investments made by

86 DMSLIBRARY01:26808156.18 any Subsidiary that is not a Loan Guarantor to any other Subsidiary that is not a Loan Guarantor, (iii) Investments made by any Subsidiary that is not a Loan Guarantor to any Borrower or any Loan Guarantor and (iv) Investments made by any Borrower to any Subsidiary that is not a Loan Guarantor and made by any Subsidiary that is not a Loan Guarantor to any Borrower or any other Subsidiary that is not a Loan Guarantor so long as at the time of such loan, advance or Guarantee pursuant to this clause (iv), Parent on a consolidated basis shall be in compliance with Section 6.10(b) as of the last day of the most recently ended quarter for which financial statements of Parent have been delivered (and such financial statements have been delivered in accordance with the terms hereof); (e) Guarantees constituting Indebtedness permitted by Section 6.01; (f) any other Investments (other than any such Investments made in connection with acquiring from any Person other than Parent or a Subsidiary (i) all or substantially all of the assets of a Person, (ii) all or substantially all of any business or division of a Person, or (iii) a majority or more of the Equity Interests of any Person), so long as prior to and after giving effect to any such Investment, Parent on a consolidated basis shall have a Net Debt to EBITDA Ratio (after giving effect to any such Investment, calculated on a pro forma basis in a manner satisfactory to Administrative Agent) of not greater than the then applicable covenant level as set forth in Section 6.10(b) minus 0.25, calculated for the four (4) fiscal quarter period ending on the last day of the most recently ended quarter for which financial statements of Parent have been delivered to Administrative Agent pursuant to Section 5.01(a) or Section 5.01(b); and (g) Swap Agreements entered into by any Borrower or any Subsidiary permitted by Section 6.05. Section 6.05. Swap Agreements. The Borrowers will not, and will not permit any of their Subsidiaries to, enter into any Swap Agreement, except (a) Swap Agreements entered into to hedge or mitigate risks to which any such Borrower or any Subsidiary has actual exposure (other than those in respect of Equity Interests of any such Borrower or any of its Subsidiaries) and (b) Swap Agreements entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of any such Borrower or any Subsidiary. Section 6.06. Restricted Payments; Stock Purchases. (a) The Borrowers will not, nor will they permit any of their Subsidiaries to, declare, pay or make, or agree to declare, pay or make, directly or indirectly, any Restricted Payment, except (i) each Borrower may declare and pay dividends with respect to its Equity Interests payable solely in additional shares of its common stock, (ii) Subsidiaries may declare and pay dividends (A) ratably with respect to their Equity Interests and/or (B) to Parent or any wholly-owned Subsidiary of Parent, (iii) the Borrowers may make Restricted Payments pursuant to and in accordance with equity incentive plans or other benefit plans for management or employees of the Borrowers and their Subsidiaries, and (iv) Parent may declare and pay cash dividends with respect to its Equity Interests, so long as prior to and after giving effect to any dividend, Parent on a consolidated basis shall have a Net Debt to EBITDA Ratio (after giving

87 DMSLIBRARY01:26808156.18 effect to any such dividend, calculated on a pro forma basis in a manner satisfactory to Administrative Agent) of not greater than the then applicable covenant level as set forth in Section 6.10(b) minus 0.25, calculated for the four (4) fiscal quarter period ending on the last day of the most recently ended quarter for which financial statements of Parent have been delivered to Administrative Agent pursuant to Section 5.01(a) or Section 5.01(b). (b) Parent will not purchase, redeem or otherwise acquire any shares of its Equity Interests except that Parent may purchase, redeem or acquire (i) shares of its Equity Interests, so long as prior to and after giving effect to any such purchase, redemption or other acquisition, Parent on a consolidated basis shall have a Net Debt to EBITDA Ratio (after giving effect thereto, calculated on a pro forma basis in a manner satisfactory to Administrative Agent) of not greater than the then applicable covenant level as set forth in Section 6.10(b) minus 0.25 for the four (4) fiscal quarter period ending on the last day of the most recently ended quarter for which financial statements of Parent have been delivered to Administrative Agent pursuant to Section 5.01(a) or Section 5.01(b), (ii) its Equity Interests in connection with its employee 401(k) retirement plan, and (iii) its Equity Interests sold in connection with a cashless exercise of stock options granted under Parent’s equity participation plan. Section 6.07. Transactions with Affiliates. The Borrowers will not, nor will they permit any of their Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) at prices and on terms and conditions not less favorable to any Borrower or such Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties, (b) transactions between or among either of the Borrowers and their wholly owned Subsidiaries not involving any other Affiliate, (c) any Restricted Payment permitted by Section 6.06; (d) any transaction which is not permitted (in whole or in part) under Section 6.07(a) above entered into by Parent or any of its Subsidiaries with a joint venture of Parent or any of its Subsidiaries (but that is not a Subsidiary of Parent) to the extent such transaction (or the portion thereof which is not permitted under Section 6.07(a)) constitutes an investment permitted under Section 6.04, (e) customary fees paid, and reimbursement of reasonable expenses, to members of the board of directors of Parent or any of its Subsidiaries, (f) customary compensation (including salaries and bonuses) paid, and reimbursement of reasonable expenses, to officers and employees of Parent or any Subsidiary of Parent and (g) pursuant to one of more transaction permitted under Section 6.03(b)(ii). Section 6.08. Restrictive Agreements. The Borrowers will not, nor will they permit any of their Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of any such Borrower or any Subsidiary to create, incur or permit to exist any Lien upon any of the property or assets of any Borrower or any of its Subsidiaries as security for the Obligations or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to any Borrower or any other Subsidiary or to Guarantee Indebtedness of any such Borrower or any other Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by this Agreement, (ii) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 6.08 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iii) the foregoing shall

88 DMSLIBRARY01:26808156.18 not apply to customary restrictions and conditions contained in agreements relating to the sale of assets or Equity Interests of a Subsidiary pending such sale, provided that such restrictions and conditions apply only to the Subsidiary or such Equity Interests that are to be sold and such sale is permitted hereunder, (iv) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness, (v) clause (a) of the foregoing shall not apply to customary provisions in leases restricting the assignment thereof, (vi) the foregoing shall not apply to customary encumbrances or restrictions in joint venture agreements, asset sale agreements, sale-leaseback agreements, stock sale agreements and other similar agreements, which restrictions relate solely to the activities of such joint venture or are otherwise applicable only to the assets that are the subject to such agreement, (vii) the foregoing shall not apply to any such agreement imposed in connection with consignment agreements entered into in the ordinary course of business, (viii) the foregoing shall not apply to customary anti-assignment provisions contained in agreements entered into in the ordinary course of business, (ix) the foregoing shall not apply to customary subordination of subrogation, contribution and similar claims contained in guaranties permitted hereunder, (x) the foregoing shall not apply to customary restrictions on cash deposits or other deposits imposed by customers under contracts entered into in the ordinary course of business, (xi) the foregoing shall not apply to customary restrictions on the transfer, lease, or license of any property or asset of any Loan Party in effect on the Effective Date that were entered into in the ordinary course of business, (xii) clause (b) of the foregoing shall not apply to restrictions contained in agreements governing intercompany Indebtedness permitted by Section 6.01; provided, that any notes or other instruments governing such intercompany Indebtedness may not be subject to a Lien other than Permitted Encumbrances and Liens securing the Secured Obligations and (xiii) the foregoing shall not apply to encumbrances or restrictions in documents governing Indebtedness assumed or incurred under Section 6.01(g) or existing with respect to any Person or the property or assets of such Person acquired by Parent or any Subsidiary of Parent in an acquisition permitted hereunder; provided, further, that such encumbrances and restrictions permitted by this clause (xiii) are not applicable to any Person or the property or assets of any Person other than such acquired Person or the property or assets of such acquired Person. Section 6.09. Amendment of Material Documents. The Loan Parties shall not amend, modify or waive any of its rights under its articles of association, certificate of incorporation, by- laws, operating, management or partnership agreement or other organizational documents to the extent any such amendment, modification or waiver would be materially adverse or could reasonably be expected to be materially adverse to Lenders. Section 6.10. Financial Covenants. (a) Interest Coverage Ratio. Borrowers shall not permit the Interest Coverage Ratio to be less than 3.00 to 1.00 as of the last day of any fiscal quarter for the four fiscal quarter period then ending. (b) Maximum Net Debt to EBITDA Ratio. Borrowers shall not permit the Net Debt to EBITDA Ratio to be greater than (i) as of the last day of any four fiscal quarter period ending on or prior to September 30, 2016, 3.50 to 1.00 and (ii) as of the last day of any

89 DMSLIBRARY01:26808156.18 four fiscal quarter period ending thereafter, 3.00 to 1.00; provided, however, that upon any Borrower’s incurrence of unsecured senior Indebtedness permitted by Section 6.01(f) hereof in an aggregate amount greater than $250,000,000, commencing with the fiscal quarter during which such Indebtedness was incurred, the Borrowers shall not permit the Net Debt to EBITDA Ratio to be greater than 4.00 to 1.00 as of the last day of any fiscal quarter for the four fiscal quarter period then ending; provided, further, that during any Material Acquisition Period the Borrowers shall not permit the Net Debt to EBITDA Ratio to be greater than the then applicable level plus 0.50. (c) Senior Secured Net Debt to EBITDA Ratio. Upon any Borrower’s incurrence of any unsecured senior Indebtedness permitted by Section 6.01(f) hereof in an aggregate amount greater than $250,000,000, commencing with the fiscal quarter during which such Indebtedness was incurred, the Borrowers shall not permit the Senior Secured Net Debt to EBITDA Ratio to be greater than 3.00 to 1.00 as of the last day of any fiscal quarter for the four fiscal quarter period then ending; provided, that during any Material Acquisition Period the Borrowers shall not permit the Senior Secured Net Debt to EBITDA Ratio, if currently being tested, to be greater than 3.25 to 1.00. (d) Senior Secured Debt to EBITDA Ratio. During any Retained Proceeds Period, the Borrowers shall not permit the Senior Secured Debt to EBITDA Ratio to be greater than 4.50 to 1.00 as of the last day of any fiscal quarter for the four fiscal quarter period then ending. Notwithstanding anything to the contrary contained herein, solely for purposes of this Section 6.10, in no event shall there be more than one Material Acquisition Period during any six fiscal quarter period. Section 6.11. Fiscal Year. No Loan Party (other than SWM Holdco 1) shall change its fiscal year to end on any date other than December 31 of each year. Section 6.12. Certain Subsidiaries. From and after the commencement of any proceeding, filing or other action (whether judicial or non-judicial) seeking a liquidation, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency, receivership or other similar laws now or hereinafter in effect, or any other cessation of operations and settlement with creditors, in any such case with respect to either SWM Brazil or P de Mal (any such proceeding, filing or action, a “Bankruptcy Action”), SWM Brazil or P de Mal, to the extent subject to such Bankruptcy Action, as applicable, shall not engage in any business or activity other than the completion of the liquidation, reorganization or other requested relief with respect thereto and will not obtain ownership of or acquire any assets (other than in connection with the liquidation, reorganization or other requested relief with respect thereto), or incur any material liabilities, in each case, from and after the date of such Bankruptcy Action (other than those (a) that are incidental to the maintenance of its existence in compliance with applicable law, (b) reasonably necessary in connection with the completion of the liquidation, reorganization or other requested relief with respect thereto and (c) that are incidental to legal, tax and accounting matters in connection with any of the foregoing activities) and no Borrower nor any of its Subsidiaries shall make any loans or other investments in or to or enter into any other transactions with SWM Brazil or P de Mal, as applicable, unless such loans, investments or

90 DMSLIBRARY01:26808156.18 transactions would be necessary in connection with the undertaking of the matters described in clauses (a) through (c) above and are otherwise permitted hereunder. Section 6.13. Use of Proceeds. No Borrower will request any Borrowing or Letter of Credit, and each Borrower shall not use, and shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Borrowing or Letter of Credit (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (C) to the extent such activities, businesses or transaction would be prohibited by Sanctions if conducted by a corporation incorporated in the United States or in a European Union member state, or (C) in any manner that would result in the violation of any Sanctions applicable to any party hereto. ARTICLE VII. EVENTS OF DEFAULT If any of the following events (“Events of Default”) shall occur: (a) the Borrowers shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement or any cash collateral amount due pursuant to Section 2.06(j) when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise; (b) the Borrowers shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five days; (c) any representation or warranty made or deemed made by or on behalf of any Borrower or any Subsidiary in or in connection with this Agreement, any other Loan Document, or any amendment or modification hereof or thereof or waiver hereunder or thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any other Loan Document, or any amendment or modification hereof or thereof or waiver hereunder or thereunder, shall prove to have been incorrect in any material respect when made or deemed made; (d) the Borrowers shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02, Section 5.03 (with respect to the Borrowers’ existence) or Section 5.08, Section 5.12 or in Article VI; (e) the Borrowers shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in clause (a), (b) or (d) of this Article) or any other Loan Document, and such failure shall continue unremedied for a period of thirty (30) days after notice thereof from the Administrative Agent to the Borrowers (which notice will be given at the request of any Lender);

91 DMSLIBRARY01:26808156.18 (f) the Borrowers shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable; (g) any default or event of default occurs under any Material Indebtedness and continues beyond any applicable grace, notice or cure period, that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness; (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of any Loan Party or any Material Subsidiary (other than, from and after and as a result of the occurrence of an Adverse Tax Ruling, SWM Brazil) or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Loan Party or any Material Subsidiary (other than, from and after and as a result of the occurrence of an Adverse Tax Ruling, SWM Brazil) or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for sixty (60) days or an order or decree approving or ordering any of the foregoing shall be entered; (i) any Loan Party or any Material Subsidiary (other than, from and after and as a result of the occurrence of an Adverse Tax Ruling, SWM Brazil) shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Borrower or any such Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing; (j) any Loan Party or any Material Subsidiary (other than, from and after and as a result of the occurrence of an Adverse Tax Ruling, SWM Brazil) shall become unable, admit in writing its inability or fail generally to pay its debts as they become due; (k) one or more judgments for the payment of money in an aggregate amount in excess of the Equivalent Amount of $10,000,000 shall be rendered against any Loan Party, any Material Subsidiary or any combination thereof (other than, from and after and as a result of the occurrence of an Adverse Tax Ruling, SWM Brazil) and the same shall remain undischarged for a period of thirty (30) consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of any Borrower or any Subsidiary to enforce any such judgment;

92 DMSLIBRARY01:26808156.18 (l) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect; (m) a Change in Control shall occur; (n) the occurrence of any “default”, as defined in any Loan Document (other than this Agreement) or the breach of any of the terms or provisions of any Loan Document (other than this Agreement), which default or breach continues beyond any period of grace or cure therein provided or, if no such grace period is provided for therein, continues for a period of fifteen (15) days after notice thereof from the Administrative Agent to the Borrowers (which notice will be given at the request of any Lender); (o) the Loan Guaranty herein for any reason ceases to be valid, binding and enforceable in accordance with its terms or any action shall be taken to discontinue or to assert the invalidity or unenforceability of the Loan Guaranty, or any Loan Guarantor shall fail to comply with any of the terms or provisions of the Loan Guaranty, or any Loan Guarantor shall deny that it has any further liability under the Loan Guaranty or shall give notice to such effect; (p) Article X herein for any reason ceases to be valid, binding and enforceable in accordance with its terms or any Loan Party shall challenge the enforceability of any Loan Document, or any provision therein, or shall assert in writing, or engage in any action or inaction based on any such assertion, that any provision of any of the Loan Documents has ceased to be or otherwise is not valid, binding and enforceable in accordance with its terms; or (q) The Security Agreement shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of any Collateral Document; then, and in every such event (other than an event with respect to the Borrowers or Material Subsidiaries described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrowers, take either or both of the following actions, at the same or different times: (i) terminate the Commitments (including the Swingline Commitments and the Letter of Credit Commitments), and thereupon the Commitments shall terminate immediately, (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Loan Parties accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Loan Parties, and (iii) require cash collateral for the LC Exposure in accordance with Section 2.06(j) hereof; and in case of any event with respect to any Borrower or Material Subsidiary described in clause (h) or (i) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding and cash collateral for the LC Exposure, together with accrued interest thereon and all fees and other obligations of the Loan Parties accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of

93 DMSLIBRARY01:26808156.18 which are hereby waived by the Loan Parties. Upon the occurrence and the continuance of an Event of Default, the Administrative Agent may, and at the request of the Required Lenders shall, exercise any rights and remedies provided to the Administrative Agent and/or Lenders under the Loan Documents or at law or equity. ARTICLE VIII. THE ADMINISTRATIVE AGENT Each of the Lenders and the Issuing Bank hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto. The bank serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with any Loan Party or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder. Each Lender hereby appoints each other Lender as its agent for the purpose of perfecting Liens, for the benefit of the Administrative Agent and the other Secured Parties, in assets which, in accordance with Article 9 of the UCC or any other applicable law can be perfected only by possession or control. Should any Lender (other than the Administrative Agent) obtain possession or control of any such Collateral, such Lender shall notify the Administrative Agent thereof, and, promptly upon the Administrative Agent’s request therefor shall deliver such Collateral to the Administrative Agent or otherwise deal with such Collateral in accordance with the Administrative Agent’s instructions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Administrative Agent is required to exercise in writing as directed by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02), and (c) except as expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Loan Party or any of its Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by any Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into

94 DMSLIBRARY01:26808156.18 (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or in connection herewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document, or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for the Loan Parties), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders, the Issuing Bank and the Borrowers. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrowers, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed among the Borrowers and such successor. After the Administrative Agent’s resignation hereunder, the provisions of this Article and Section 9.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

95 DMSLIBRARY01:26808156.18 Each Lender acknowledges and agrees that the extensions of credit made hereunder are commercial loans and letters of credit and not investments in a business enterprise or securities. Each Lender further represents that it is engaged in making, acquiring or holding commercial loans in the ordinary course of its business and has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement as a Lender, and to make, acquire or hold Loans hereunder. Each Lender shall, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information (which may contain material, non-public information within the meaning of the United States securities laws concerning any Loan Party and its Affiliates) as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any related agreement or any document furnished hereunder or thereunder and in deciding whether or to the extent to which it will continue as a Lender or assign or otherwise transfer its rights, interests and obligations hereunder. ARTICLE IX. MISCELLANEOUS Section 9.01. Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy or electronic mail, as follows: (i) if to the Borrowers, to them at 100 North Point Center East, Suite 600, Alpharetta, Georgia 30022, Attention of the General Counsel (Telecopy No. (770) 569-4275); (ii) if to the Administrative Agent, to: (a) JPMorgan Chase Bank, N.A., Loan and Agency Services Group, 10 South Dearborn Street, Floor 07, Chicago, Illinois 60603-2300, Attention Darren Cunningham (Telecopy No. (844) 490-5663; E-mail jpm.agency.cri@jpmorgan.com), with a copy to JPMorgan Chase Bank, N.A., 3424 Peachtree Road NE, Floor 23, Atlanta, Georgia 30326, Attention of John Horst (Telecopy No. (404) 926-2579); and (b) JPMorgan Europe Limited, 25 Bank Street, Floor 6, Canary Wharf, London, United Kingdom E14 5JP, Attention to The Manager (Telecopy No.+44(0) 20 77772360; E-mail loan_and_agency_london@jpmorgan.com); (iii) if to JPMorgan Chase Bank, N.A., in its capacity as an Issuing Bank, to it at 10 South Dearborn Street, Floor 07, Chicago, Illinois 60603-2300, Attention of Pavithra Charles (Telecopy No. (312) 256-2608; E-mail Chicago.lc.agency.activity.team@jpmchase.com); (iv) if to Swingline Lender, to it at JPMorgan Chase Bank, N.A., Loan and Agency Services Group, 10 South Dearborn Street, Floor 07, Chicago, Illinois 60603-2300, Attention

96 DMSLIBRARY01:26808156.18 Darren Cunningham (Telecopy No. (888) 292- 9533; E-mail jpm.agency.servicing.4@jpmchase.com); and (v) if to any other Lender or Issuing Bank, to it at its address (or telecopy number) set forth in its Administrative Questionnaire. (b) Notices and other communications to the Lenders and the Issuing Bank hereunder may be delivered or furnished by using Electronic Systems pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or the Borrowers may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient. (c) Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. (d) Electronic Systems. (i) Each Loan Party agrees that the Administrative Agent may, but shall not be obligated to, make Communications (as defined below) available to the Issuing Banks and the other Lenders by posting the Communications on Debt Domain, Intralinks, Syndtrak, ClearPar or a substantially similar Electronic System. (ii) Any Electronic System used by the Administrative Agent is provided “as is” and “as available.” The Agent Parties (as defined below) do not warrant the adequacy of such Electronic Systems and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third- party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or any Electronic System. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrowers or the other Loan Parties, any Lender, the Issuing Bank or any other Person or entity for damages of any kind, including direct or indirect,

97 DMSLIBRARY01:26808156.18 special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of any Borrower’s, any Loan Party’s or the Administrative Agent’s transmission of communications through an Electronic System. “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to any Loan Document or the transactions contemplated therein which is distributed by the Administrative Agent, any Lender or any Issuing Bank by means of electronic communications pursuant to this Section, including through an Electronic System. Section 9.02. Waivers; Amendments. (a) No failure or delay by the Administrative Agent, the Issuing Bank or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Bank and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Loan Parties therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time. (b) Subject to Section 9.02(d) below, neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Loan Parties and the Required Lenders or by the Loan Parties and the Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender directly affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any date for the payment of any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender directly affected thereby, (iv) change Section 2.18(b) or Section 2.18(d) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) change any of the provisions of this Section or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender, (vi) release all or substantially all of the Loan Guarantors from their obligations under the Loan Guaranty (except as otherwise permitted herein or in the other Loan Documents), without the written consent of each Lender (other than any Defaulting Lender), or (vii) except as provided in clause (c) of this Section or in any Collateral Document, release all or substantially all of the Collateral, without the written consent of each Lender (other than any Defaulting Lender); provided further that no such agreement shall

98 DMSLIBRARY01:26808156.18 amend, modify or otherwise affect the rights or duties of the Administrative Agent, the Issuing Bank or the Swingline Lenders hereunder without the prior written consent of the Administrative Agent, the Issuing Bank or the Swingline Lenders, as the case may be. (c) The Lenders and the Issuing Bank hereby irrevocably authorize the Administrative Agent, at its option and in its sole discretion, (i) to release any Liens granted to the Administrative Agent by the Loan Parties on any Collateral upon the termination of all of the Commitments and payment and satisfaction in full in cash of all Secured Obligations in a manner satisfactory to each affected Lender, (ii) to release any Liens granted to the Administrative Agent by the Loan Parties on any Collateral constituting property being sold or disposed of if the Loan Party disposing of such property certifies to the Administrative Agent that the sale or disposition is made in compliance with the terms of this Agreement (and the Administrative Agent may rely conclusively on any such certificate, without further inquiry), (iii) to release any Liens granted to the Administrative Agent on all the Collateral of any Loan Guarantor, and to release any Loan Guarantor from its obligations under the Loan Guaranty, upon the sale or disposition of the Equity Interests of such Loan Guarantor if the U.S. Borrower certifies to the Administrative Agent that the sale or disposition is made in compliance with the terms of this Agreement (and the Administrative Agent may rely conclusively on any such certificate, without further inquiry), (iv) to release any Liens granted to the Administrative Agent by the Loan Parties on any Collateral constituting property leased to a Loan Party under a lease which has expired or been terminated in a transaction permitted under this Agreement, or (v) to release any Liens granted to the Administrative Agent by the Loan Parties on any Collateral as required to effect any sale or other disposition of such Collateral in connection with any exercise of remedies of the Administrative Agent and the Lenders pursuant to Article VII. Except as provided in the preceding sentence, the Administrative Agent will not release any Liens on Collateral without the prior written authorization of the Required Lenders; provided that, the Administrative Agent may in its discretion, release its Liens on Collateral valued in the aggregate not in excess of $10,000,000 during any calendar year without the prior written authorization of the Required Lenders (it being agreed that the Administrative Agent may rely conclusively on one or more certificates of the Borrowers as to the value of any Collateral to be so released, without further inquiry). Any such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the Loan Parties in respect of) all interests retained by the Loan Parties, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral. Any execution and delivery by the Administrative Agent of documents in connection with any such release shall be without recourse to or warranty by the Administrative Agent. (d) If, in connection with any proposed amendment, waiver or consent requiring the consent of “each Lender” or “each Lender directly affected thereby,” the consent of the Required Lenders is obtained, but the consent of other necessary Lenders is not obtained (any such Lender whose consent is necessary but not obtained being referred to herein as a “Non- Consenting Lender”), then the Borrowers may elect to replace a Non-Consenting Lender as a Lender party to this Agreement, provided that, concurrently with such replacement, (i) another bank or other entity which is acceptable to the Borrowers and the Administrative Agent shall agree, as of such date, to purchase for cash the Loans and other Obligations due to the Non- Consenting Lender pursuant to an Assignment and Assumption, to become a Lender for all purposes under this Agreement, to assume all obligations of the Non-Consenting Lender to be

99 DMSLIBRARY01:26808156.18 terminated as of such date, to comply with the requirements of clause (b) of Section 9.04, and provide each Class of the Commitments of such Non-Consenting Lender and (ii) the applicable Borrower shall pay to such Non-Consenting Lender in same day funds on the day of such replacement (1) all interest, fees and other amounts then accrued but unpaid to such Non- Consenting Lender by such Borrower hereunder to and including the date of termination, including without limitation payments due to such Non-Consenting Lender under Sections 2.15 and 2.17, and (2) an amount, if any, equal to the payment which would have been due to such Lender on the day of such replacement under Section 2.16 had the Loans of such Non- Consenting Lender been prepaid on such date rather than sold to the replacement Lender. (e) Notwithstanding anything to the contrary in this Agreement, upon the execution and delivery of all documentation required by Section 2.09 to be delivered in connection with an increase to the Commitments, the Administrative Agent, the Borrowers and the new or existing Lenders whose Commitments have been affected may and shall enter into an amendment hereof (which shall be binding on all parties hereto and the new Lenders) solely for the purpose of reflecting any new Lenders and their new Commitments and any increase in the Commitment of any existing Lender. (f) If the Administrative Agent and the Borrowers acting together identify any omission, mistake, typographical error or other defect in any provision of this Agreement or any other Loan Document, then the Administrative Agent and the Borrowers shall be permitted to amend, modify or supplement such provision to cure such omission, mistake, typographical error or other defect, and such amendment shall become effective without any further action or consent of any other party to this Agreement. Section 9.03. Expenses; Indemnity; Damage Waiver. (a) The U.S. Loan Parties shall jointly and severally pay (i) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable and documented out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all documented out-of-pocket expenses incurred by the Administrative Agent, the Issuing Bank or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent, the Issuing Bank or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement and the other Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit. (b) The U.S. Loan Parties shall jointly and severally indemnify the Administrative Agent, the Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses,

100 DMSLIBRARY01:26808156.18 including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document, or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by any Loan Party or any of its Subsidiaries, or any Environmental Liability related in any way to any Loan Party or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and non- appealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee, or a material breach by such Indemnitee of its obligations hereunder or under the Loan Documents (excluding any breach by such Indemnitee in its capacity as Administrative Agent). This Section 9.03(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims or damages arising from any non-Tax claim. (c) To the extent that the Borrowers fail to pay any amount required to be paid by it to the Administrative Agent, the Issuing Bank or the Swingline Lenders under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent, the Issuing Bank or the Swingline Lenders, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent, the Issuing Bank or the Swingline Lenders in their capacity as such. (d) To the extent permitted by applicable law, no party hereto shall assert, and each such party hereby waives, any claim against any other party hereto, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document, or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof; provided that, nothing in this clause (d) shall relieve any Loan Party of any obligation it may have to indemnify an Indemnitee against special, indirect, consequential or punitive damages asserted against such Indemnitee by a third party. (e) All amounts due under this Section shall be payable promptly after written demand therefor. Section 9.04. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and

101 DMSLIBRARY01:26808156.18 assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that (i) the Loan Parties may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Loan Parties without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more Persons (other than an Ineligible Institution) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment, participations in Letters of Credit and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of: (A) the Borrowers, provided that, the Borrowers shall be deemed to have consented to an assignment unless it shall have objected thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof; provided that no consent of the Borrowers shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default has occurred and is continuing, any other assignee; (B) the Administrative Agent, provided that no consent of the Administrative Agent shall be required for an assignment of (x) any Revolving Commitment to an assignee that is a Lender (other than a Defaulting Lender) with a Revolving Commitment immediately prior to giving effect to such assignment and (y) all or any portion of a Term Loan to a Lender, an Affiliate of a Lender or an Approved Fund; (C) the Issuing Bank, provided that no consent of the Issuing Bank shall be required for an assignment of all or any portion of a Term Loan; and (D) each Swingline Lender, provided that no consent of the Swingline Lender shall be required for an assignment of all or any portion of a Term Loan. (ii) Assignments shall be subject to the following additional conditions: (A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 or, in the case of a

102 DMSLIBRARY01:26808156.18 Term Loan, $1,000,000 unless each of the Borrowers and the Administrative Agent otherwise consent, provided that no such consent of the Borrowers shall be required if an Event of Default has occurred and is continuing; (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement, provided that this clause shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender’s rights and obligations in respect of one Class of Commitments or Loans; (C) the parties to each assignment shall execute and deliver to the Administrative Agent (x) an Assignment and Assumption or (y) to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to a Platform as to which the Administrative Agent and the parties to the Assignment and Assumption are participants), together with a processing and recordation fee of $3,500; and (D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more Credit Contacts to whom all syndicate-level information (which may contain material non-public information about the Borrowers, the Loan Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including Federal and state securities laws. For the purposes of this Section 9.04(b), the term “Approved Fund” and “Ineligible Institution” have the following meanings: “Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Ineligible Institution” means (a) a natural person, (b) a Defaulting Lender or its Lender Parent, (c) a company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person or relative(s) thereof or (d) any Borrower or any of its Affiliates; provided that, such company, investment vehicle or trust shall not constitute an Ineligible Institution if it (x) has not been established for the primary purpose of acquiring any Loans or Commitments, (y) is managed by a professional advisor, who is not such natural person or a relative thereof, having significant experience in the business of making or purchasing commercial loans, and (z) has assets greater than $25,000,000 and a significant part of its activities consist of making or purchasing commercial loans and similar extensions of credit in the ordinary course of its business. (iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and

103 DMSLIBRARY01:26808156.18 Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Section 2.15, Section 2.16, Section 2.17 and Section 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section. (iv) The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrowers, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount (and stated interest) of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrowers, the Administrative Agent, the Issuing Bank and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (v) Upon its receipt of (x) a duly completed Assignment and Assumption executed by an assigning Lender and an assignee or (y) to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to a Platform as to which the Administrative Agent and the parties to the Assignment and Assumption are participants), the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that if either the assigning Lender or the assignee shall have failed to make any payment required to be made by it pursuant to Section 2.05(c), Section 2.06(d) or Section 2.06(e), Section 2.07(b), Section 2.18(e) or Section 9.03(c), the Administrative Agent shall have no obligation to accept such Assignment and Assumption and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph. (c) Any Lender may, without the consent of the Borrowers, the Administrative Agent, the Issuing Bank or the Swingline Lenders, sell participations to one or more banks or other entities (a “Participant”), other than an Ineligible Institution, in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion

104 DMSLIBRARY01:26808156.18 of its Commitment and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged; (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations; and (C) the Borrowers, the Administrative Agent, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Each Borrower agrees that each Participant shall be entitled to the benefits of Section 2.15, Section 2.16 and Section 2.17 (subject to the requirements and limitations therein, including the requirements under Section 2.17(f) and Section 2.17(g) (it being understood that the documentation required under Section 2.17(f) shall be delivered to the participating Lender and the information and documentation required under Section 2.17(g) will be delivered to the Borrowers and the Administrative Agent)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Section 2.19 as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Section 2.15 or Section 2.17, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrowers’ request and expense, to use reasonable efforts to cooperate with the Borrowers to effectuate the provisions of Section 2.19(b) with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.18(d) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans, Letters of Credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. Notwithstanding anything in this Agreement to the contrary, any Participant that is a member of the Farm Credit System that (i) has purchased a participation from a selling Lender in the minimum amount of $10,000,000 on or after the Effective Date, (ii) is, by written notice to Parent and the Administrative Agent (“Voting Participant Notification”), designated by such

105 DMSLIBRARY01:26808156.18 selling Lender as being entitled to be accorded the rights of a voting participant hereunder (any bank that is a member of the Farm Credit System so designated being called a “Voting Participant”) and (iii) receives the prior written consent of Parent and the Administrative Agent to become a Voting Participant, shall be entitled to vote (and the voting rights of such selling Lender shall be correspondingly reduced), on a dollar for dollar basis, as if such participant were a Lender, on any matter requiring or allowing a Lender to provide or withhold its consent, or to otherwise vote on any proposed action. To be effective, each Voting Participant Notification shall, with respect to any Voting Participant, (i) state the full name, as well as all contact information required of assignee as set forth in Exhibit A hereto and (ii) state the dollar amount of the participation purchased. Notwithstanding the foregoing, each of the following members of the Farm Credit System shall be a Voting Participant without delivery of a Voting Participant Notification and without the prior written consent of the Borrower and the Administrative Agent: (i) United FCS, FLCA, dba FCS Commercial Group, (ii) Greenstone Farm Credit Services, FLCA, (iii) AgStar Financial Services, FLCA, (iv) Badgerland Financial, FLCA and (v) American AgCredit, FLCA. (d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including, without limitation, any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. Section 9.05. Survival. All covenants, agreements, representations and warranties made by the Loan Parties herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement and the other Loan Documents shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Section 2.15, Section 2.16, Section 2.17 and Section 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof. Section 9.06. Counterparts; Integration; Effectiveness; Electronic Execution. (a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire

106 DMSLIBRARY01:26808156.18 contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. (b) Delivery of an executed counterpart of a signature page of this Agreement by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Section 9.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. Section 9.08. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrowers against any of and all the Obligations of the Borrowers now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such Obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have. Section 9.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York. (b) Each Loan Party hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan, and of the United States District Court for the Southern District of New York sitting in the Borough of Manhattan, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for

107 DMSLIBRARY01:26808156.18 recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against any Loan Party or its properties in the courts of any jurisdiction. (c) Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law. Section 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. Section 9.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. Section 9.12. Confidentiality. Each of the Administrative Agent, the Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by

108 DMSLIBRARY01:26808156.18 any Governmental Authority (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to any Loan Party and its obligations, (g) with the consent of the applicable Loan Party or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, the Issuing Bank or any Lender on a non-confidential basis from a source other than any Loan Party. For the purposes of this Section, “Information” means all information received from any Loan Party relating to any Loan Party or its business, other than any such information that is available to the Administrative Agent, the Issuing Bank or any Lender on a non-confidential basis prior to disclosure by any Loan Party and other than information pertaining to this Agreement routinely provided by arrangers to data service providers, including league table providers, that serve the lending industry; provided that, in the case of information received from any Loan Party after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Section 9.13. Material Non-Public Information. (a) EACH LENDER ACKNOWLEDGES THAT INFORMATION AS DEFINED IN SECTION 9.12(a) FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING ANY LOAN PARTY AND ITS RELATED PARTIES OR THEIR RESPECTIVE SECURITIES, AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON- PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON- PUBLIC INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS. (b) ALL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND AMENDMENTS, FURNISHED BY ANY LOAN PARTY OR THE ADMINISTRATIVE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION ABOUT THE BORROWERS, THE LOAN PARTIES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES. ACCORDINGLY, EACH LENDER REPRESENTS TO THE BORROWERS AND THE ADMINISTRATIVE AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION

109 DMSLIBRARY01:26808156.18 THAT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW. Section 9.14. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender. Section 9.15. USA PATRIOT Act. Each Lender that is subject to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”) hereby notifies the Loan Parties that pursuant to the requirements of the Act, it is required to obtain, verify and record information that identifies the each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender to identify such Loan Party in accordance with the Act. Section 9.16. Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of each Borrower in respect of any such sum due from it to the Administrative Agent or the Lenders hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent may, in accordance with normal banking procedures, purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent from any Borrower in the Agreement Currency, such Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or the Person to whom such obligation was owing against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent in such currency, the Administrative Agent agrees to return the amount of any excess to such Borrower (or to any other Person who may be entitled thereto under applicable law).

110 DMSLIBRARY01:26808156.18 Section 9.17. Acknowledgements. The parties hereto agree that, on the Effective Date, the following transactions shall be deemed to occur automatically, without further action by any party hereto: (a) The Original Credit Agreement shall be deemed to be amended and restated in its entirety in the form of and pursuant to this Agreement. (b) All “Loans” outstanding under the Original Credit Agreement shall be deemed to be Revolving Loans under this Agreement. All issued and outstanding “Letters of Credit” issued pursuant to the Original Credit Agreement shall be deemed to be Letters of Credit issued under this Agreement. All other “Obligations” existing under the Original Credit Agreement shall be deemed to be outstanding under this Agreement and, in each case (i) are in all respects enforceable with only the terms thereof being modified as provided by this Agreement and (ii) shall in all respects be continuing after the Effective Date and shall be deemed to be Obligations governed by this Agreement. On the Effective Date, each Lender under the Original Credit Agreement that has a “Commitment” under the Original Credit Agreement shall receive payments from, or shall make payments to, the Administrative Agent such that each such Lender shall have funded its portion of its Commitment on the Effective Date. On the Effective Date, all outstanding “Commitments,” “Loans” and other outstanding advances under the Original Credit Agreement shall be reallocated among the Lenders (including any newly added Lenders) under this Agreement in accordance with such Lenders’ respective revised Applicable Percentages. (c) All references to the Original Credit Agreement or the “Credit Agreement” in the Existing Debt Documents executed in connection with the Original Credit Agreement, whether on the Original Credit Agreement’s “Effective Date” or at any time thereafter but prior to the Effective Date, shall be deemed to include references to this Agreement, as amended, restated, supplemented or otherwise modified from time to time. (d) Each Loan Party hereby acknowledges and agrees that each of the Existing Debt Documents that are not superseded by corresponding Loan Documents executed and delivered in connection with this Agreement to which such Loan Party is a party remains in full force and effect and hereby ratifies and reaffirms all of its respective repayment and performance obligations, contingent or otherwise, under each of such Existing Debt Documents to which it is a party and, to the extent such Loan Party guaranteed any of the Obligations as defined in the Original Credit Agreement pursuant to any of such Existing Debt Documents as security for such Obligations, such Loan Party, as the case may be, hereby ratifies and reaffirms such guaranty and agrees that such guaranty secures all of the Obligations under this Agreement and remain in full force and effect after giving effect to this Agreement. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under the Original Credit Agreement or any Existing Debt Document, nor constitute a waiver of any provision of the Original Credit Agreement or any other Existing Debt Document, except as specifically set forth therein or in a corresponding Loan Document.

111 DMSLIBRARY01:26808156.18 (e) Each party to this Agreement acknowledges and agrees that this Agreement and the documents executed and delivered in connection herewith do not constitute a novation, payment and reborrowing or termination of any of the Obligations under the Original Credit Agreement as in effect prior to the Effective Date or a novation or payment and reborrowing of any amount owing under the Original Credit Agreement as in effect prior to the Effective Date. Section 9.18. No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each Borrower acknowledges and agrees that: (i) (A) the arranging and other services regarding this Agreement provided by the Lenders are arm’s-length commercial transactions between such Borrower and its Affiliates, on the one hand, and the Lenders, on the other hand, (B) such Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) such Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) each of the Lenders is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for such Borrower or any of its Affiliates, or any other Person and (B) no Lender has any obligation to such Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) each of the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of such Borrower and its Affiliates, and no Lender has any obligation to disclose any of such interests to such Borrower or its Affiliates. To the fullest extent permitted by law, each Borrower hereby waives and releases any claims that it may have against each of the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. ARTICLE X. LOAN GUARANTY Section 10.01. Guaranty. Parent hereby agrees that it is liable for, and absolutely and unconditionally guarantees to the Secured Parties, the prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of the Secured Obligations and all costs and expenses including, without limitation, all court costs and attorneys’ and paralegals’ fees (including allocated costs of in-house counsel and paralegals) and expenses paid or incurred by the Secured Parties in endeavoring to collect all or any part of such Secured Obligations from, or in prosecuting any action against, each such other Borrower or any other guarantor of all or any part of such Secured Obligations (such costs and expenses, together with such Obligations, collectively the “Guaranteed Obligations”). Parent further agrees that its Guaranteed Obligations may be extended or renewed in whole or in part without notice to or further assent from it, and that it remains bound upon its guarantee notwithstanding any such extension or renewal. All terms of this Loan Guaranty apply to and may be enforced by or on behalf of any domestic or foreign branch or Affiliate of any Secured Party that extended any portion of the Guaranteed Obligations.

112 DMSLIBRARY01:26808156.18 Section 10.02. Guaranty of Payment. This Loan Guaranty is a guaranty of payment and not of collection. Parent waives any right to require any Secured Party to sue any Borrower, any other guarantor, or any other Person obligated for all or any part of the Guaranteed Obligations (each, an “Obligated Party”), or otherwise to enforce its payment against any collateral securing all or any part of the Guaranteed Obligations. Section 10.03. No Discharge or Diminishment of Loan Guaranty. (a) Except as otherwise provided for herein, the obligations of Parent hereunder are unconditional and absolute and not subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Guaranteed Obligations), including: (i) any claim of waiver, release, extension, renewal, settlement, surrender, alteration, or compromise of any of the Guaranteed Obligations, by operation of law or otherwise; (ii) any change in the corporate existence, structure or ownership of any Obligated Party; (iii) any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Obligated Party, or such Obligated Party’s assets or any resulting release or discharge of any obligation of any Obligated Party; or (iv) the existence of any claim, setoff or other rights which Parent may have at any time against any other Obligated Party, any Secured Party or any other Person, whether in connection herewith or in any unrelated transactions. (b) The obligations of Parent hereunder are not subject to any defense or setoff, counterclaim, recoupment, or termination whatsoever by reason of the invalidity, illegality, or unenforceability of any of the Guaranteed Obligations or otherwise, or any provision of applicable law or regulation purporting to prohibit payment by any Obligated Party, of its Guaranteed Obligations or any part thereof. (c) Further, the obligations of Parent hereunder are not discharged or impaired or otherwise affected by: (i) the failure of any Secured Party to assert any claim or demand or to enforce any remedy with respect to all or any part of the Guaranteed Obligations; (ii) any waiver or modification of or supplement to any provision of any agreement (including this Agreement, any Subsidiary Guaranty or any other Loan Document) relating to the Guaranteed Obligations; (iii) any release, non-perfection, or invalidity of any indirect or direct security (if any) for the obligations of Parent for all or any part of its Guaranteed Obligations or any obligations of any other guarantor of or other person liable for any of the Guaranteed Obligations; (iv) any action or failure to act by any Secured Party with respect to any collateral (if any) securing any part of its Guaranteed Obligations; or (v) any default, failure or delay, willful or otherwise, in the payment or performance of any of the Guaranteed Obligations, or any other circumstance, act, omission or delay that might in any manner or to any extent vary the risk of Parent or that would otherwise operate as a discharge of Parent as a matter of law or equity (other than the indefeasible payment in full in cash of the Guaranteed Obligations). Section 10.04. Defenses Waived. To the fullest extent permitted by applicable law, Parent hereby waives any defense based on or arising out of any defense of Parent or the unenforceability of all or any part of the Guaranteed Obligations from any cause, or the cessation from any cause of the liability of Parent, other than the indefeasible payment in full in cash of the Guaranteed Obligations. Without limiting the generality of the foregoing, Parent irrevocably waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be

113 DMSLIBRARY01:26808156.18 taken by any Person against any Obligated Party, or any other Person, and Parent confirms that it is not a surety under any state law and shall not raise any such law as a defense to its obligations hereunder. The Administrative Agent may, at its election, foreclose on any collateral (if any) held by it by one or more judicial or nonjudicial sales, accept an assignment of any such collateral in lieu of foreclosure or otherwise act or fail to act with respect to any collateral securing all or a part of the Guaranteed Obligations, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with any Obligated Party or exercise any other right or remedy available to it against any Obligated Party, without affecting or impairing in any way the liability of Parent under this Loan Guaranty except to the extent the Guaranteed Obligations have been fully and indefeasibly paid in full in cash. To the fullest extent permitted by applicable law, Parent waives any defense arising out of any such election even though that election may operate, pursuant to applicable law, to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Parent against any Obligated Party or any security. Section 10.05. Rights of Subrogation. Parent will not assert any right, claim or cause of action, including, without limitation, a claim of subrogation, contribution or indemnification that it has against any Obligated Party, or any collateral (if any), until each of the Loan Parties have fully performed all its obligations to the Secured Parties. Section 10.06. Reinstatement; Stay of Acceleration. If at any time any payment of any portion of the Guaranteed Obligations is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, or reorganization of any Loan Party or otherwise, Parent’s obligations under this Loan Guaranty with respect to that payment shall be reinstated at such time as though the payment had not been made and whether or not the Secured Parties are in possession of this Loan Guaranty. If acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy or reorganization of any Loan Party, all such amounts otherwise subject to acceleration under the terms of any agreement relating to the Guaranteed Obligations shall nonetheless be payable by Parent forthwith on demand by the Administrative Agent. Section 10.07. Information. Parent assumes all responsibility for being and keeping itself informed of each Loan Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that Parent assumes and incurs under this Loan Guaranty, and agrees that no Secured Party shall have any duty to advise Parent of information known to it regarding those circumstances or risks. Section 10.08. Termination. The Lenders may continue to make loans or extend credit to each Borrower based on this Loan Guaranty until five (5) days after it receives written notice of termination of this Loan Guaranty from Parent. Notwithstanding receipt of any such notice, Parent will continue to be liable to the Secured Parties for any of its Guaranteed Obligations created, assumed or committed to prior to the fifth (5th) day after receipt of the notice, and all subsequent renewals, extensions, modifications and amendments with respect to, or substitutions for, all or any part of such Guaranteed Obligations.

114 DMSLIBRARY01:26808156.18 Section 10.09. Taxes. Each payment of the Guaranteed Obligations will be made by each Loan Guarantor without withholding for any Taxes, unless such withholding is required by law. If any Loan Guarantor determines, in its sole discretion exercised in good faith, that it is so required to withhold Taxes, then such Loan Guarantor may so withhold and shall timely pay the full amount of withheld Taxes to the relevant Governmental Authority in accordance with applicable law. If such Taxes are Indemnified Taxes, then the amount payable by such Loan Guarantor shall be increased as necessary so that, net of such withholding (including such withholding applicable to additional amounts payable under this Section), the Administrative Agent, Lender or Issuing Bank (as the case may be) receives the amount it would have received had no such withholding been made. Section 10.10. Maximum Liability. Notwithstanding any other provision of this Loan Guaranty, the amount guaranteed by each Loan Guarantor hereunder shall be limited to the extent, if any, required so that its obligations hereunder shall not be subject to avoidance under Section 548 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law. In determining the limitations, if any, on the amount of any Loan Guarantor’s obligations hereunder pursuant to the preceding sentence, it is the intention of the parties hereto that any rights of subrogation, indemnification or contribution which such Loan Guarantor may have under this Loan Guaranty, any other agreement or applicable law shall be taken into account. Section 10.11. Liability Cumulative. The liability of Parent under this Article X is in addition to and shall be cumulative with all liabilities of each other Loan Party to the Secured Parties under this Agreement, the Loan Guarantors and the other Loan Documents to which each such Loan Party is a party or in respect of any obligations or liabilities of the other Loan Parties, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary. Section 10.12. Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this Loan Guaranty in respect of Swap Agreement Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 10.12 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 10.12, or otherwise under this Loan Guaranty, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 10.12 shall remain in full force and effect until the indefeasible payment in full in cash of the Guaranteed Obligations. Each Qualified ECP Guarantor intends that this Section 10.12 constitute, and this Section 10.12 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

27425929v4 Schedule 1.01: Permitted Investments 1. In the case of Permitted Investments made by Foreign Subsidiaries, readily marketable direct obligations of any sovereign government or any agency or instrumentality thereof which are unconditionally guaranteed by the full faith and credit of such government and which have an investment grade credit rating. 2. Short term money market mutual funds 3. Time deposits with Société Générale 4. Deposit accounts with Société Générale, Paris, Warsaw and Luxembourg 5. Cash and Time Deposit Accounts with BPI Bank in Philippines, 6. Cash and Time Deposit Accounts with Robinson bank, Philippines, 7. Cash and Time Deposits with Shanghai Pudong Development Bank, China 8. Cash and Time Deposits with Industrial and Commercial Bank, China 9. Cash and Time Deposit with China Construction Bank, China 10. Cash and Deposits with Barclays Bank, UK 11. Cash and Deposits with Royal Bank of Scotland, UK. 12. Other Bank Accounts that may be opened in EU, Brazil, China or UK as needed under normal course of business.

Schedule 2.01A: Commitment Schedule

Commitments

Lender	EUR Revolving Commitment*	U.S. Revolving Commitment	Revolving Commitment	Term Loan A-1 Commitment	Term Loan A-2 Commitment
JPMorgan Chase Bank, N.A.	$67,500,000.00	$86,250,000.00	$86,250,000.00	$15,000,000.00	$0.00
Bank of America, N.A.	$67,500,000.00	$86,250,000.00	$86,250,000.00	$15,000,000.00	$50,000,000.00
Fifth Third Bank, N.A.	$67,500,000.00	$86,250,000.00	$86,250,000.00	$15,000,000.00	$0.00
SunTrust Bank	$67,500,000.00	$86,250,000.00	$86,250,000.00	$15,000,000.00	$0.00
Citizens Bank, N.A.	$53,333,333.61	$68,148,148.50	$68,148,148.50	$11,851,851.50	$0.00
MUFG Union Bank, N.A.	$49,999,999.70	$63,888,888.50	$63,888,888.50	$11,111,111.50	$0.00
Citibank, N.A.	$49,999,999.69	$63,888,888.50	$63,888,888.50	$11,111,111.50	$0.00
AgFirst Farm Credit Bank	$0.00	$52,389,002.62	$52,389,002.62	$0.00	$139,704,006.98
Farm Credit Bank of Texas	$0.00	$11,305,498.69	$11,305,498.69	$0.00	$30,147,996.51
Farm Credit Services of Mid-America	$0.00	$11,305,498.69	$11,305,498.69	$0.00	$30,147,996.51

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27425929v4 Société Générale $26,666,667.00 $34,074,074.50 $34,074,074.50 $5,925,925.50 $0.00 Total $450,000,000.00 $650,000,000.00 $650,000,000.00 $100,000,000.00 $250,000,000.00 *Each Lender’s EUR Revolving Commitment, if any, is a sub-commitment of such Lender’s U.S. Revolving Commitment.

27425929v4 Schedule 2.01B: Swingline Commitments Swingline Commitments Lender Swingline Commitment JPMorgan Chase Bank, N.A. $50,000,000 Total: $50,000,000

27425929v4 Schedule 3.06: Disclosed Matters U. S. Operations None. Brazilian Operations Name Issue Imposto sobre Circulação de Mercadorias e Serviços, or ICMS, a form of value-added tax in Brazil, was assessed to our Brazilian subsidiary, SWM-B, in December of 2000. SWM-B received two assessments from the tax authorities of the State of Rio de Janeiro for unpaid ICMS taxes from January 1995 through November 2000, collectively the Assessment. The Assessment concerned the accrual and use by SWM-B of ICMS tax credits generated from the production and sale of certain non-tobacco related grades of paper sold domestically that are immune from the tax to offset ICMS taxes otherwise owed on the sale of products that are not immune. One of the two assessments related in part to tax periods that predated our acquisition of Pirahy and is covered in part by an indemnification from the sellers of Pirahy, or Assessment 1 (case number 2001.001.115144-5). The second assessment pertains exclusively to periods that SWM-B owned the Pirahy mill, or Assessment 2 (case number 2001.001.064544-6). Based on the foreign currency exchange rate at September 30, 2015, the Raw Materials Assessments totaled approximately $26 million, of which approximately $12 million is covered by the above-discussed indemnification. Alleged improper use of ICMS tax credits accrued on sales of ICMS immune products to reduce ICMS taxes on sales of non-immune products. SWM-B received three assessments from the tax authorities of the State of Rio de Janeiro for unpaid ICMS and Fundo Estadual de Combate à Pobreza (FECP) taxes on interstate purchases of electricity from May 2006 – November 2007, January 2008 – December 2010, and September 2011 – September 2013. All three assessments concerned the accrual and use by SWM-B of tax credits because SWM-B is an intensive electricity customer and thus not subject to this tax on electricity. In October and November 2014, a majority of the Conselho de Contribuintes sitting en banc ruled against SWM-B in each of the first and second electricity assessments. The State issued notices to SWM-B to pay approximately $3.0 million in the first electricity assessment Alleged improper use of ICMS and FECP tax credits by SWM- B as an intensive electricity customer

27425929v4 Name Issue and $6.0 million in the second electricity assessment, based on the foreign currency exchange rate at September 30, 2015. SWM-B filed separate challenges to these assessments in further court proceedings in the state judicial system, and different chambers of the court granted SWM-B preliminary injunctions against enforcement. SWM-B's challenge to the third electricity assessment (approximately $3.0 million as of September 30, 2015) remains pending at the first administrative level (Junta de Revisão Fiscal). SWM-B believes that both the Raw Materials Assessments and the Electricity Assessments will ultimately be resolved in its favor. No liability has been recorded in our consolidated financial statements for these assessments based on our evaluation of these matters under the facts and law as presently understood.

Schedule 3.12: Subsidiaries

Subsidiary	Record Owner	Percentage Interest Owned	Jurisdiction of Organization
Schweitzer-Mauduit Canada, ULC	SWM Luxembourg	100%	Canada
Schweitzer-Mauduit International China, Limited	SWM Luxembourg	100%	Hong Kong
China Tobacco Mauduit (Jiangmen) Paper Industry Company Ltd.	Schweitzer-Mauduit International China, Limited	50%	China
China Tobacco Schweitzer (Yunnan) Reconstituted Tobacco Co. Ltd	Schweitzer-Mauduit International China, Limited	50%	China
DelStar Technologies (Shanghai) Trading Corp. Ltd.	SWM Luxembourg	100%	China
DelStar Technologies (Suzhou) Co. Ltd.	SWM Luxembourg	100%	China
Schweitzer-Mauduit Spain, S.L.	SWM Luxembourg	100%	Luxembourg
Schweitzer-Mauduit do Brasil Indústria e Comércio de Papel Ltda.	SWM South (Lux)[1]	99.985%	Brazil
SWM Acquisition Corp. I	Schweitzer-Mauduit International, Inc.	100%	Delaware
DelStar, Inc.	SWM Acquisition Corp. 1	100%	Delaware
DelStar Holding Corp.	DelStar, Inc.	100%	Delaware
Coretec Tubing Corp.	DelStar Holding Corp.	100%	Delaware
U.S. Netting, Inc.	DelStar Holding Corp.	100%	Delaware
DelStar Technologies, Inc.	DelStar Holding Corp.	100%	Delaware
DelStar Air, Inc.	DelStar Holding Corp.	100%	Delaware
DelStar Electrostatic, Inc.	DelStar Air, Inc.	100%	Delaware
Schweitzer-Mauduit Holding S.A.S.	Schweitzer-Mauduit Spain, S.L.	100%	France

[1] Legal formalities for recording ownership still pending in Brazil. These equity interests are currently owned by SWM Luxembourg. To complete the equity interest transfer, SWM needs to register the interests with both the Brazil Board of Trade and Brazilian tax authorities.

27425929v4

Subsidiary	Record Owner	Percentage Interest Owned	Jurisdiction of Organization
Schweitzer-Mauduit Industries S.A.S.	Schweitzer-Mauduit Holding S.A.S.	100%	France
Schweitzer-Mauduit France S.A.S.	Schweitzer-Mauduit Industries S.A.S. Schweitzer-Mauduit Holding S.A.S. Schweitzer-Mauduit International, Inc.	94.3% 3.1% 2.6%	France
Schweitzer-Mauduit Developpements S.A.S.	Schweitzer-Mauduit France S.A.S.	100%	France
LTR Industries, S.A.S.	Schweitzer-Mauduit Developpements S.A.S.	100%	France
SWM Services S.A.S.	Schweitzer-Mauduit France S.A.S.	100%	France
Papeteries de Saint-Girons S.A.S.	Schweitzer-Mauduit France S.A.S.	100%	France
Papeteries de Malaucène S.A.S.	SWM Services S.A.S.	100%	France
Malaucène Industries S.N.C.	Papeteries de Malaucène S.A.S.	100%	France
PDM Industries S.A.S.	SWM Services S.A.S.	100%	France
SWM Holdco 1	Schweitzer-Mauduit International, Inc.	100%	Luxembourg
SWM Holdco 2	Schweitzer-Mauduit International, Inc.	100%	Luxembourg
SWM HoldCo 3	SWM HoldCo 1	100%	Luxembourg
SWM Luxembourg	Schweitzer-Mauduit International, Inc. SWM HoldCo 1 SWM HoldCo 2 SWM HoldCo 3 DelStar Technologies, Inc.	24.33% 12.11% 18.37% 40.60% 4.58%	Luxembourg
SWM GP Luxembourg	SWM Luxembourg	100%	Luxembourg

27425929v4

Subsidiary	Record Owner	Percentage Interest Owned	Jurisdiction of Organization
SWM LP Luxembourg SCSp	Ipopema 94 Fundusz Inwestycyjny Zamkniety Aktywow Niepublicznych SWM GP Luxembourg S.A.R.L.	99.9% 0.1%	Luxembourg
SWM South (Lux)	SWM Luxembourg	100%	Luxembourg
PDM Philippines Industries, Inc.	Schweitzer-Mauduit France S.A.S.	99.89%	Philippines
Luna Rio Landholding Corporation	PDM Philippines Industries, Inc.	40%	Philippines
Schweitzer-Mauduit RTL Philippines Inc.	SWM Luxembourg	99.9%	Philippines
SWM-Poland Sp. Zo.o.	SWM LP Luxembourg SCSp SWM Poland GP Sp z o. o.	99.9% 0.1%	Poland
DelStar Poland SWM Poland GP sp. Zz o.o. sp.j	SWM LP Luxembourg Scsp SWM Poland GP sp z o.o	99.9% 0.1%	Poland
SWM Poland GP Sp zo.o.	SWM Luxembourg	100%	Poland
Ipopema 94 Fundusz Inwestycyjny Zamkniety Aktywow Niepublicznych	SWM Luxembourg	100%	Poland
SWM RUS LLC	SWM Luxembourg	100%	Russia
DelStar International, Ltd.	SWM Luxembourg	100%	United Kingdom
Argotec Intermediate Holdings LLC	SWM-Argotec, LLC	100% of membership interests	Delaware
Argotec LLC	Argotec Intermediate Holdings LLC	100% of membership interests	Delaware

27425929v4

27425929v4 Subsidiary Record Owner Percentage Interest Owned Jurisdiction of Organization Argotec International Sales Corporation Argotec LLC 100% Massachusetts Argotec Stevens LLC Argotec LLC 100% of membership interests Delaware SWM-Argotec LLC DelStar Technologies, Inc. 100% of membership interests Delaware

27425929v4 Schedule 3.13: Material Agreements The following agreements may be Material Agreements: 1. Agreement for the Purchase of Goods dated as of April 1, 2015 between Philip Morris USA Inc. and Schweitzer-Mauduit International, Inc. This agreement, which expires December 31, 2019, covers sales of paper for low-ignition-propensity cigarettes and prohibits the pledge of inventory. 2. Framework Agreement for the Supply of Cigarette Papers dated as of January 1, 2014 between British American Tobacco (Investments) Limited and Schweitzer-Mauduit International, Inc. This agreement, which expires December 31, 2015 but is subject to extension, covers sales of conventional and LIP cigarette papers, conventional and porous plug wrap, and base tipping papers. These agreements are included only for the avoidance of doubt, and their inclusion on this schedule is not intended as an admission that they are, in fact, material.

Schedule 3.16: Insurance

Insurance Policies

Detailed Policy Information (By country and product)

2015 Policy Year **(All amounts in USD unless otherwise noted)**

Brazil								
Product Line	Coverage(s)	Named Insured(s)	Policy Number	Inception Date	Expiration Date	Lead Insurer	Limits & Sublimits	Deductibles
Casualty	General Liability	**Schweitzer Mauduit do Brasil**	087372013010351000 193	1-Jan-15	1-Jan-16	AIG Seguros Brasil SA	Casualty - Limit: Maximum Limit: 1,800,000.00: BRL Casualty - Limit: Premises Liability / Sudden Pollution Liability / Pollution Employer's Liability / Employer's Liability / Equipments moves / Now Owned Vehicles Liability / Products - National Territory: 0.00: Included Casualty - Limit: Moral Damage - Unique Amount: 0.00: Included Casualty - Limit: Damage Caused by Medical Malpractice: 0.00: Included Casualty - ---Sublimit: Medical Malpractice (Moral Damage): 0.00: Included Casualty - Limit: Products Liability: 0.00: Included	Casualty - Premises Liability (Per event) - Minimum R$ 2.500,00: 10.00: Percentage Casualty - Damage Caused By Medical Malpractice (Liability) - Minimum R$ 1.500,00: 20.00: Percentage Casualty - Products Liability (National Territory) - Minimum R$5.000,00: 10.00: Percentage Casualty - Sudden Pollution Liability - Minimum R$ 3.000,00: 10.00: Percentage Casualty - Pollution Employer's Liability - Minimum R$ 3.000,00: 10.00: Percentage Casualty - Employer's Liability - Minimum R$ 3.000,00: 10.00: Percentage Casualty - Equipments moves - Minimum R$ 3.500,00: 10.00: Percentage Casualty - Now Owned Vehicles Liability - Minimum R$ 1.000,00: 10.00: Percentage
Casualty	Automobile/Motor	**Schweitzer**	2034512	1-Jan-15	1-Jan-16	Tokio Marine	Casualty - Limit: Hull collision, fire, steal	Casualty - Car Glass - R$

27425929v4

27425929v4 Mauduit do Brasil Seguradora SA - based on FIPE: 100.00: Percentage Casualty - Limit: Auto liability - single limit: 1,500,000.00: BRLCasualty - Limit: Moral damages: 200,000.00: BRLCasualty - Limit: Car glass: 0.00: IncludedCasualty - Limit: death and disability due to accident: 5,000.00: BRL 90,00 for national vehicles and R$ 180,00 for imported vehicles: 90.00: BRL Financial Products Management Liability Schweitzer Mauduit do Brasil 087372015010310000 848 4-Jul-15 4-Jul-16 AIG Seguros Brasil SA Financial Products - Limit: Insured Person´s LiabilityExtradi - Side A: 100.00: Percentage Financial Products - Limit: Insured Organization´s Reimbursement - Side B: 100.00: Percentage Financial Products - Limit: Extradition Costs: 100.00: Percentage Financial Products - Limit: Moral Damages: 100.00: Percentage Financial Products - Limit: Investigation Costs: 100.00: Percentage Financial Products - Limit: Assets and Liberty: 100.00: Percentage Financial Products - Limit: Personal Guarantees: 100.00: Percentage Financial Products - Limit: New Subsidiaries: 100.00: Percentage Financial Products - Limit: Emergency Costs: 100.00: Percentage Financial Products - Limit: Employment Practices Liabilities: 100.00: Percentage Financial Products - Limit: Crisis management : 500,000.00: BRL Financial Products - Limit: Personal Image Protection: 100.00: Percentage Financial Products - Limit: Tributary Liability: 100.00: Percentage Financial Products - Limit: Aditional costs with specialists: 100.00: Percentage Financial Products: Zero Deductible Policy

27425929v4 Financial Products - Limit: Blocking / freezing of Insured’s assets: 100.00: Percentage Financial Products - Limit: Adjusters - Extraordinary Events: 100,000.00: BRL Financial Products - Limit: Option of utilization an International Policy: 100.00: Percentage Financial Products - Limit: Perpetual Extended Reporting Period for pensioner: 100.00: Percentage Financial Products - Limit: Perpetual Extended Reporting Period for Volunteer Dismissal: 100.00: Percentage Property Property Schweitzer Mauduit do Brasil 03.96.0001471 1-Jan-15 1-Jan-16 Allianz Seguros S/A. Property - Limit: Material Damage and Business Interruption: 570,160,000.00: BRL Property - Limit: Vinilona constructions: 5,875,000.00: BRL Property - Limit: Programs or Softwares: 58,750,000.00: BRL Property - Limit: New locations: 90.00: Days Property - Limit: Removal, Disposal and Cleaning of Contaminant or Pollutant in Earth or Water: 587,500.00: BRL Property - Limit: Robbery: 2,350,000.00: BRL Property - Limit: Gross Profit: 12.00: Months Property - Limit: Time Element Contingent: 587,850,000.00: BRL Property - Limit: Ingress / Egress: 235,000,000.00: BRL Property - Limit: auditors fee: 58,750.00: BRL Property - Limit: engineer projects, ALOP: 23,500,000.00: BRL Property - Material Damage: 235,000.00: BRL Property - Time Element: 5.00: Days Property - Earthquake / Flood / Windstorm / Programs or Softwares: 235,000.00: BRL Property - Flood: 9,400,000.00: BRL

Canada

Product Line	Coverage(s)	Named Insured(s)	Policy Number	Inception Date	Expiration Date	Lead Insurer	Limits & Sublimits	Deductibles
Casualty	Automobile/Motor	**Schweitzer Mauduit International Inc.**	AN2000025630	1-Jan-15	1-Jan-16	Manitoba Public Insurance Corporation, The	Casualty - Limit: Limit of Liability: 1,000,000.00: CAD	Casualty - Deductible: 0.00: CAD
Casualty	General Liability	**Schweitzer Mauduit International Inc.**	91-03802-01/02/03	1-Jan-15	1-Jan-16	Sentry Insurance a Mutual Company	Casualty - Limit: Limit of Liability: 2,000,000.00: CAD	Casualty - Deductible: 2,000.00: CAD
Casualty	Automobile/Motor	**Schweitzer Mauduit International Inc.**	AM1000402631	1-Jan-15	1-Jan-16	Manitoba Public Insurance Corporation	Casualty - Limit: Limit of Liability: 1,000,000.00: CAD	Casualty - Deducible: 0.00: CAD
Property	Property	**Schweitzer Mauduit International Inc.**	1000391	1-Jan-15	1-Jan-16	Factory Mutual Insurance Company	Property - Limit: Total Insured Values: 17,796,000.00: CAD	Property - Deductible: 103,000.00: CAD

China

Product Line	Coverage(s)	Named Insured(s)	Policy Number	Inception Date	Expiration Date	Lead Insurer	Limits & Sublimits	Deductibles
Casualty	Workers Compensation/ Employers Liability	**Schweitzer-Maudit International China**	101932524201510001 2	1-Jan-15	1-Jan-16	Huatai Property & Casualty Insurance Company Limited	Casualty - Limit: 1.Death 2. Bodily Injury 2.1 Permanent Disablement 2.2 Partial Permanent Disablement 2.3 Temporary Disablement36 months salary, Max. RMB1,000,000 per employee 48 months salary, Max. RMB1,350,000 per employee 48 months salary, Max. RMB1,350,000 per employee Maximum amount of Indemnity to be calculated by multiplying the percentages set forth in the Indemnity Scale of the Policy in respect of the injured part and extent of injury with the Indemnity Limit of 48	Casualty - Temporary Disablement: 5 days Others: Nil: 5.00: Days

27425929v4

27425929v4 months salary, Max. RMB1,350,000 per employee2.3 Temporary Disablement 80% salary of such employee during this period identified by doctor, subject to a maximum duration of 52 weeks, Indemnity of limit for weekly salary Not exceed RMB5,000.00 with first 5 days deductible: 36.00: Months Casualty General Liability Schweitzer- Maudit International China 101932501201510006 9 1-Jan-15 1-Jan-16 Huatai Property & Casualty Insurance Company Limited Casualty - Limit: General Aggregate Limit: 1,000,000.00: USD Casualty: Zero Deductible Policy Marine Cargo SWM China MGA0010948BR 1-Jan-15 1-Jan-16 Zurich General Insurance Co (China) Ltd Marine - Limit: sum insured: 12,262,660.00: CNY Marine - per occurrence: 30,657.00: CNY Property Property DelStar Technologies Suzhou Co., Ltd; DelStar Technologies (Shanghai) Trading Corp., Ltd 104590001031530003 4 1-Jan-15 1-Jan-16 Ping An Property & Casualty Insurance Company Of China, Ltd. Property - Limit: The Company’s maximum limit of liability in an Occurrence regardless of the number of Locations or coverages involved, including any insured TIME ELEMENT loss, will not exceed the Policy limit of liability of USD18,059,968 subject to the following provisions: please see attached policy: 18,059,968.00: USD Property - USD100,000 combined all coverages, per Occurrence.Exceptions to Policy Deductible(s) A. Computer Systems-Non Physical Damage2 Day Equivalent deductible subject to a minimum deductible of USD100,000, per Occurrence.B. Contingent Time Element LocationUSD100,000 per Occurrence. However when the loss results from earthquake, Wind and/or Flood such loss shall be subject to its respective deductible(s) and shall apply at each Contingent Time Element Location where the physical damage occurs as follows: 1) Earthquake: USD100,000, per Location

27425929v4 2) Flood: USD100,000, per Location 3) Wind: USD100,000, per Location C. Data, Programs or Software2 Day Equivalent deductible as respects loss or damage caused by the malicious introduction of a machine code or instruction, subject to a minimum deductible of USD100,000, per Occurrence.D. TransportationUSD10,000, per Occurrence: 100,000.00: USD

France

Product Line	Coverage(s)	Named Insured(s)	Policy Number	Inception Date	Expiration Date	Lead Insurer	Limits & Sublimits	Deductibles
Casualty	General Liability; Professional Liability	**SWM Services**; SCHWEITZER MAUDUIT FRANCE; Saint Girons Industries; LTR Industries; PDM Industries; SWM Russia; SWM China	7109851	1-Jan-15	1-Jan-16	AIG Europe Limited	Casualty - Limit: - public liability : combined single limit per loss for bodily injury, property damage & consequential loss: 30,000,000.00: EUR Casualty - ---Sublimit: - goods in care, custody & control: 2,000,000.00: EUR Casualty - ---Sublimit: - employer's gross negligence per loss / aggregate: 5,000,000.00: EUR Casualty - ---Sublimit: - sudden & accidental pollution per loss / aggregate: 1,500,000.00: EUR Casualty - ---Sublimit: - non consequential loss per loss: 15,000,000.00: EUR Casualty - Limit: - product liability : combined single limit in the aggregate for bodily injury, property damage & consequential loss (in the aggregate): 30,000,000.00: EUR Casualty - ---Sublimit: - non consequential loss including product recall and mantling/dismantling costs engaged by third parties: 15,000,000.00: EUR Casualty - ---Sublimit: - product recall and mantling/dismantling costs engaged by the Insured: 1,500,000.00: EUR Casualty - ---Sublimit: - professional liability (in the frame of technologies transfers) : 3,000,000.00: EUR	Casualty - goods in care, custody & control: 10,000.00: EUR Casualty - employer's gross negligence (per victim): 30,000.00: EUR Casualty - property damage & consequential loss: 5,000.00: EUR Casualty - non consequential loss including product recall and mantling/dismantling costs engaged by third parties: 10,000.00: EUR Casualty - product recall and mantling/dismantling costs engaged by the Insured: 10,000.00: EUR Casualty - sudden & accidental pollution: 10,000.00: EUR Casualty - professional liability (in the frame of technologies transfers) : 10,000.00: EUR
Employee Benefit	Accident & Health	**SWM Services**	12503609	1-Jan-15	1-Jan-16	Allianz IARD	Employee Benefit Services - Limit: Accidental death: 230,000.00:	Employee Benefit Services: Zero Deductible Policy

27425929v4

Services							EUREmployee Benefit Services - Limit: Accidental permanent total disablement: 230,000.00: EUREmployee Benefit Services - Limit: Public liability in a non-professional context abroad: 7,500,000.00: EUREmployee Benefit Services - Limit: Medical expenses abroad: 0.00: Unlimited LimitEmployee Benefit Services - Limit: Loss or theft of luggage: 5,000.00: EUR	
Environmental	Environmental	**SWM Services**; PDM Industries; LTR Industries; Saint Girons Industries; Malaucene Industries; SWM China; SWM Russia	7201040	1-Jan-15	31-Dec-15	AIG Europe Limited	Environmental - Limit: Environmental Impairment Liability / by occurrence : 5,000,000.00: EUR Environmental - Limit: Environmental Impairment Liability / in aggregate : 10,000,000.00: EUR Environmental - ---Sublimit: Environmental Liability (Damages to Biodiversity) / by occurrence and in aggregate: 2,500,000.00: EUR Environmental - ---Sublimit: Emergency Costs / by occurrence and in aggregate: 2,500,000.00: EUR Environmental - ---Sublimit: On-site Land and Water Clean up Costs / by occurrence and in aggregate: 2,500,000.00: EUR Environmental - ---Sublimit: On-site Premises Clean up Costs / by occurrence and in aggregate: 1,500,000.00: EUR Environmental - ---Sublimit: On-site Suffered Pollution / by occurrence and in aggregate : 750,000.00: EUR Environmental - ---Sublimit: Damages to employees goods : 750,000.00: EUR Environmental - ---Sublimit: Damages to entrusted goods: 750,000.00: EUR	Environmental - Each incident: 100,000.00: EUR
Financial	Management	**SCHWEITZE**	7902787	1-Jan-15	1-Jan-16	AIG Europe	Financial Products - Limit: - liability of	Financial Products - Nil,

27425929v4

Products	Liability	**R MAUDUIT FRANCE**				Limited	D&O - reimbursement of the policy holder - civil and criminal defense of directors and officers: 11,500,000.00: EUR	except for "non severable wrongful act" (faute non séparable) : based on each company's turnovers: 0.00: EUR
Marine	Cargo	**SWM Services**; PDM Industries; LTR Industries; Saint Girons Industries	72474	1-Jan-15	31-Dec-15	Helvetia Assurances SA	Marine - Limit: Max per conveyance: 1,250,000.00: EURMarine - Limit: Internal transports: 1,250,000.00: EURMarine - ---Sublimit: Used Equipment/Tools/Spare Parts shipped for repairs: 230,000.00: EURMarine - ---Sublimit: Importations from USA: 185,000.00: EURMarine - ---Sublimit: Importations from Japan: 100,000.00: EUR	Marine: Zero Deductible Policy
Property	Property	**Schweitzer Mauduit International Inc.**	FR230103	1-Jan-15	1-Jan-16	Factory Mutual Insurance Company	Property - Limit: Material Damage and Business Interruption: 840,924,159 EUR Property - Limit: Terrorism for locations in France and France territories: 768,029,933 EUR Property - Limit: Miscellaneous Unnamed Locations: 187,969,923 EUR Property - Limit: New locations: 90.00: Days Removal, Disposal and Cleaning of Contaminant or Pollutant in Earth or Water: 187,970,000 EUR Property - Limit: Flood 187,969,923 EUR Property - Limit: Gross Profit: 12.00: Months	Property - Material Damage: 75,188 EUR Property - Business Interruption: 5, 8 or 10 days according to risk location
Property	Property	**PDM Industries**	122801489	1-Jan-15	1-Jan-16	Covea Risks	Property - Limit: Fire - Water Damage: 156,540.00: EUR Property - Limit: Theft: 68,514.00: EUR Property - Limit: Glass Breakage: 13,704.00: EUR	Property: Zero Deductible Policy
Property	Property	**LTR**	MA 0703553	1-Jan-15	1-Jan-16	ALBINGIA	Property - Limit: MACHINERY BREAKDOWN: 432,827.00: EUR	Property - 10 % mini 250 EUR : 250.00: EUR

27425929v4

27425929v4 Property - 10 % MAXI 1000 EUR: 1,000.00: EUR Philippines Product Line Coverage(s) Named Insured(s) Policy Number Inception Date Expiration Date Lead Insurer Limits & Sublimits Deductibles Property Construction Schweitzer- Mauduit RTL Philippines, Inc. EN-CAR-RS-14- 0000002-04-D 1-Jan-15 1-Jan-16 Pioneer Insurance & Surety Corporation Property - Limit: Policy Limit of Liability (please refer to the attached policy schedule for the sublimits): 68,532,427.00: USD Property - Policy deductible per occurrence for Material Damage (please refer to the policy schedule for other specific Material Damage deductibles).: 5,000,000.00: USD Property - Policy deductible per occurrence for Time Element losses (please refer to the policy schedule for other specific Time Element deductibles).: 100,000.00: USD Poland

Product Line	Coverage(s)	Named Insured(s)	Policy Number	Inception Date	Expiration Date	Lead Insurer	Limits & Sublimits	Deductibles
Casualty	General Liability; Workers Compensation/ Employer Liability	**SWM Poland GP Sp. z o.o. Sp. j.**	PLCANA02101115	1-Jan-15	31-Dec-15	ACE European Group Ltd	Casualty - Limit: Sum insured | per occurrence and in aggregate: 3,483,700.00: PLN Casualty - ---Sublimit: for Employer's Liability | per occurrence and in aggregate: 348,370.00: PLN	Casualty - for pure financial losses| per occurrence: 5,000.00: USD
Property	Property	**Schweitzer Mauduit International Inc.**	FR230103	1-Jan-15	1-Jan-16	Factory Mutual Insurance Company	Property - Limit: Material Damage and Business Interruption: 110,944,000 USD Property - Limit: New locations: 90.00: Days Property - Limit: Gross Profit: 12.00: Months	Property - Material Damage: 100,000 USD Property - Business Interruption: 5 days

United Kingdom

Product Line	Coverage(s)	Named Insured(s)	Policy Number	Inception Date	Expiration Date	Lead Insurer	Limits & Sublimits	Deductibles
Casualty	Automobile/Motor	**DelStar International Ltd**	KH838361	23-Dec-14	31-Dec-15	Zurich Insurance Public Limited Company	Casualty - Limit: Third Party bodily injury: 50,000,000.00: GBP Casualty - Limit: Personal effects: 500.00: GBP Casualty - Limit: Medical expenses: 500.00: GBP Casualty - Limit: Uninsured Loss Recovery: 100,000.00: GBP	Casualty - AD, F&T and glass/windscreen: 500.00: GBP
Casualty	General Liability; Workers Compensation/ Employers Liability	**DelStar International Ltd**	UKCANC69284	1-Jan-15	31-Dec-15	ACE European Group Ltd	Casualty - Limit: Employers Liability limit: 10,000,000.00: GBP Casualty - Limit: Public/Products Liability limit: 1,000,000.00: USD	Casualty: Zero Deductible Policy
Environm ental	Environmental	**DelStar International**	37334050	23-Dec-14	22-Dec-24	Chubb Insurance	Environmental - Limit: Limit: 6,000,000.00: GBP	Environmental - Each pollution incident: 50,000.00: GBP

27425929v4

		Ltd				Company of Europe SE		
Property	Property	**Schweitzer Mauduit International Inc.**	FR230103	1-Jan-15	1-Jan-16	Factory Mutual Insurance Company	Property - Limit: Material Damage and Business Interruption: 164,278,000 USD Property - Limit: New locations: 90.00: Days Property - Limit: Gross Profit: 12.00: Months	Property - Material Damage: 100,000 USD Property - Business Interruption: 5 days

United States

Product Line	Coverage(s)	Named Insured(s)	Policy Number	Inception Date	Expiration Date	Lead Insurer	Limits & Sublimits	Deductibles
Casualty	Workers Compensation/ Employers Liability	**Schweitzer Mauduit International Inc.**	90-03802-01 00 051	1-Jan-15	1-Jan-16	Sentry	Part One (Statutory Limits - Applicable by State) Part Two (Employers Liability): $ 1,000,000	$500,000 per occurrence,
Casualty	Automobile/Motor	**Schweitzer Mauduit International Inc.**	90-03802-03 (AOS)	1-Jan-15	1-Jan-16	Sentry	Liability Combined Single Limit: 1,000,000.00: USD	Zero Deductible Policy
Casualty	General Liability	**Schweitzer Mauduit International Inc.**	90-03802-02	1-Jan-15	1-Jan-16	Sentry	Each Occurrence Limit (Bodily Injury and Property Damage Combined): 2,000,000.00: USD Products/Completed Operations Aggregate Limit: 4,000,000.00: USD General Aggregate Limit: 4,000,000.00: USD	Per Occurrence: 500,000.00: USD
Casualty	Umbrella & Excess Liability	**Schweitzer Mauduit International Inc.**	19961772	1-Jan-15	1-Jan-16	AIG	$ 25,000,000 Each Occurrence $ 25,000,000 Products-Completed Operations Aggregate	SIR - Where applicable : 10,000.00: USD

27425929v4

Casualty	Umbrella & Excess Liability	**Schweitzer Mauduit International Inc.**	XCQ G27636561	1-Jan-15	1-Jan-16	ACE	$ 25,000,000 Each Occurrence $ 25,000,000 Products-Completed Operations Aggregate	
Casualty	Multinational	**Schweitzer Mauduit International Inc.**	PHFD38653131-001	1-Jan-15	1-Jan-16	ACE	Each Occurrence: 2,000,000.00: USD General Aggregate: 4,000,000.00: USD	Employee Benefits Liability - Each Claim: 1,000.00: USD
Financial Products	Other FINPRO	**Schweitzer Mauduit International Inc.**	U711-85004 (K&R)	1-Jan-14	1-Dec-16	U.S. Specialty Insurance Company	Limit: Limits of Liability: Each Loss $10,000,000 Covered Hazards: Hazard 1 – Kidnap/Ransom Hazard 2 – Extortion Bodily Injury Hazard 3 – Detention Hazard 4 – Extortion Property Damage	Zero Deductible Policy
Financial Products	Other FINPRO	**Schweitzer Mauduit International Inc.**	01-879-31-06 (FIDUCIARY)	1-Dec-14	1-Dec-15	AIG	Each Claim: 10,000,000.00: USD	Securities Retention: 200,000.00: USD All Other Retention: 50,000.00: USD
Financial Products	Other FINPRO	**Schweitzer Mauduit International Inc.**	FDX9300010-01 (Excess Fiduciary)	1-Dec-14	1-Dec-15	Arch	Each Claim: 10,000,000.00: USD Aggregate: 10,000,000.00: USD	
Financial Products	Management Liability	**Schweitzer Mauduit International Inc.**	01-878-51-47 (D&O)	1-Dec-14	1-Dec-15	AIG	Each Claim : 10,000,000.00: USDEach Policy Period : 10,000,000.00: USD	Clauses 1 & 4 : 0.00: USDClause 2 (Non-Security): 1,000,000.00: USDClauses 2 & 3 (Security Only) : 1,000,000.00: USD
Financial Products	Management Liability	**Schweitzer Mauduit International Inc.**	DOX23678445 002 (D&O)	1-Dec-14	1-Dec-15	ACE America Insurance Co.	Each Claim: 10,000,000.00: USD Aggregate: 10,000,000.00: USD	

27425929v4

Financial Products	Management Liability	**Schweitzer Mauduit International Inc.**	192738-214 (D&O)	1-Dec-14	1-Dec-15	Liberty Mutual	Each Claim: 10,000,000.00: USD Aggregate: 10,000,000.00: USD	
Financial Products	Management Liability	**Schweitzer Mauduit International Inc.**	8234-3476 (D&O)	1-Dec-14	1-Dec-15	Federal Insurance Co. (Chubb)	Each Claim: 10,000,000.00: USD Aggregate: 10,000,000.00: USD	
Financial Products	Management Liability	**Schweitzer Mauduit International Inc.**	DOX9300043-00	1-Dec-14	1-Dec-15	ARCH Insurance Co.	Each Claim: 10,000,000.00: USD Aggregate: 10,000,000.00: USD	
Financial Products	Management Liability	**Schweitzer Mauduit International Inc.**	8209-3591 (D&O–Lead Side A DIC	1-Dec-14	1-Dec-15	Chubb	Aggregate Limit: 5,000,000.00: USD	Zero Deductible
Financial Products	Management Liability	**Schweitzer Mauduit International Inc.**	DOC6558426-03 (D&O - Side A DIC)	1-Dec-14	1-Dec-15	Zurich	Aggregate: 5,000,000.00: USD	
Financial Products	Management Liability	**Schweitzer Mauduit International Inc.**	01-879-31-08 (Side A DIC)	1-Dec-14	1-Dec-15	AIG	Each Claim: 10,000,000.00: USD Aggregate: 10,000,000.00: USD	
Marine	Cargo	**Schweitzer Mauduit International Inc.**	OC 5842633-07	1-Dec-14	1-Dec-15	Zurich	Any one conveyance, or in any one place at any one time except; : 2,000,000.00: USD	5,000.00: USD
Property	Property	**Schweitzer Mauduit International Inc.**	XH116	1-Jan-15	1-Jan-16	Factory Mutual Insurance Company	$2,000,000,000	Property Damage: USD100,000,

27425929v4

Property	Property	**Schweitzer Mauduit International Inc.**	3000015812 (Ancram, NY)	25-Jul-15	25-Jul-16	Homesite Insurance Company	Property - Limit: BUILDING: 500,000.00: USD Property - Limit: CONTENTS: 500,000.00: USD	Property - BUILDING: 5,000.00: USD Property - CONTENTS: 5,000.00: USD
Specialty	Product Recall	**Schweitzer Mauduit International Inc.**	G27542414 001	19-Dec-14	19-Dec-15	ACE	Each Claim: 2,000,000.00: USD Aggregate: 2,000,000.00: USD	$250,000
Surety	Commercial	**Schweitzer Mauduit International Inc.**	30822029	30-Nov-14	30-Nov-15	Travelers	Bond Amount: 50,000.00: USD	
Broker	Commissions	**Schweitzer Mauduit International Inc.**		1-Jun-15	30-May-16	Marsh	Global Allocated Commissions - U.S.	

Argotec Entities

Product Line and Coverage(s)	**Named Insured(s)**	**Policy Number**	**Policy Period**	**Lead Insurer**	**Limits and Sublimits**	**Deductibles**
Commercial Automobile Coverage	Argotec, LLC, Argotec Stevens, LLC, Argotec Inc., Wind Point Advisors, LLC, Wind Point Investors VII LP, Wind Point Partners VII-A LP, Wind Point Partners VII-B, LP, Wind Point Affiliates, LP	A 9099879	12/31/14 – 12/31/15	Selective Insurance Company of South Carolina	Compulsory Bodily Injury - $20,000/person, $40,000/accident; Personal Injury Protection - $8,000/person; Liability - $1,000,000/accident; Auto Medical Payments - $5,000/person; Uninsured Motorists - $250,000/person, $500,000/accident; Underinsured Motorists - $250,000/person, $500,000/accident; Physical Damage Comprehensive Coverage – actual cash value or cost of repair, whichever is less minus any applicable deductible; Physical Damage Specified Causes of Loss Coverage – actual cash value or cost of repair, whichever is less minus any applicable deductible; Physical Damage Collision Coverage – actual cash value or cost of	$500 deductible

27425929v4

					repair, whichever is less minus any applicable deductible	
Workers' Compensation and Employers' Liability	Argotec, LLC, Argotec Stevens, LLC, Argotec Inc., Wind Point Advisors, LLC, Wind Point Investors VII LP, Wind Point Partners VII-A LP, Wind Point Partners VII-B, LP, Wind Point Affiliates, LP	WC 9008602	12/31/14 – 12/31/15	Selective Insurance Company of South Carolina	Multi State Policy – Part 1: Workers' Compensation: MI and NJ statutory limits Part 2: Employers' Liability Insurance Limit: $500,000 Part 3: Other States Insurance: All states except ND, OH, WA & WY (limits are not provided)	
Workers' Compensation and Employers' Liability	Argotec LLC	WMZ-800-8006623-2014A	12/31/14 – 12/31/15	A.I.M. Mutual Insurance Company	Workers' Compensation: MA statutory limits Employers' Liability Insurance Limit: $500,000	
Private Company Protection, Crime Protection Plus	Argotec LLC	PHSD1005066	12/31/14 – 12/31/15	Philadelphia Indemnity Insurance Company	Private Company Protection: Aggregate: $5,000,000 each Policy Period: Part 1 – D&O Liability - $3,000,000; Part 2 – Employment Practices - $1,000,000; Part 3 – Fiduciary Liability - $1,000,000 Crime Protection Plus: $500,000 each for employee theft and client coverage, ERISA fidelity, forgery or alteration, or computer fraud and funds transfer fraud	Private Company Protection: Retentions - $100,000 for D&O Liability, $25,000 for Employment Practices, and no retention for Fiduciary Liability Crime Protection Plus: $5,000 deductible for employee theft and client coverage, forgery or alteration, or computer fraud and funds transfer fraud; no deductible for ERISA fidelity

27425929v4

27425929v4 Commercial General Liability Coverage, Commercial Inland Marine Coverage, Commercial Umbrella Coverage Argotec, LLC, Argotec Stevens, LLC, Argotec Inc., Wind Point Advisors, LLC, Wind Point Investors VII LP, Wind Point Partners VII-A LP, Wind Point Partners VII-B, LP, Wind Point Affiliates, LP S 2139605 12/31/14 – 12/31/15 Selective Insurance Company of South Carolina Commercial Liability Coverage: General aggregate limit - $2,000,000; Commercial Umbrella Coverage: $10,000,000 occurrence and aggregate limit Commercial Inland Marine Coverage: 1) Property in the custody of any Air or Common Carrier - $800,000; 3) All covered property in any one “loss,” disaster or catastrophe - $800,000 Commercial Inland Marine Coverage: $500 Commercial Output Program (Property) Argotec, LLC, Argotec Stevens, LLC, Argotec Inc., Wind Point Advisors, LLC, Wind Point Investors VII LP, Wind Point Partners VII-A LP, Wind Point Partners VII-B, LP, Wind Point Affiliates, LP S2139605 12/31/14- 12/31/15 Selective Insurance Company of South Carolina Blanket Building and BPP - $63,264,359 RC / Agreed Amount coverage $10,000 deductible Business Income with Extra Expense Coverage Blanket Limit: $13,000,000 24 hr Deductible Equipment Breakdown Included Earthquake - $1,000,000 10% deductible Flood - $1,000,000 $50,000 deductible BI Utility Services – Time Limit $1,000,000 24 hr deductible

Schedule 3.24: IP Activities

Patents (Registered)

OWNER	REGISTRATION NUMBER	COUNTRY/STATE	DESCRIPTION
SWM Luxembourg	EP0671505	Austria	Coated paper and process for making the same
SWM Luxembourg	EP0671505	Germany	Coated paper and process for making the same
SWM Luxembourg	PI9500813-6	Brazil	Coated paper and process for making the same
SWM Luxembourg	3804997	Japan	Coated paper and process for making the same
SWM Luxembourg.	E219894	Austria	Smoking article wrapper and method of making same for controlling ignition proclivity of a smoking article
SWM Luxembourg	2,231,390	Canada	Smoking article wrapper and method of making same for controlling ignition proclivity of a smoking article
SWM Luxembourg	69806286.8	Germany	Smoking article wrapper and method of making same for controlling ignition proclivity of a smoking article
SWM Luxembourg	EP0864259	European Patent Office	Smoking article wrapper and method of making same for controlling ignition proclivity of a smoking article
SWM Luxembourg	2179392	Spain	Smoking article wrapper and method of making same for controlling ignition proclivity of a smoking article
SWM Luxembourg	EP0864259	France	Smoking article wrapper and method of making same for controlling ignition proclivity of a smoking article
SWM Luxembourg	EP0864259	United Kingdom	Smoking article wrapper and method of making same for controlling ignition proclivity of a smoking article
SWM Luxembourg	2,231,484	Canada	Smoking article wrapper for controlling ignition proclivity of a smoking article without affecting smoking characteristics

27425929v4

SWM Luxembourg	PI9806627-7	Brazil	Smoking article wrapper and method of making same for controlling ignition proclivity of a smoking article
SWM Luxembourg	3910717	Japan	Smoking article wrapper and method of making same for controlling ignition proclivity of a smoking article
SWM Luxembourg.	208931	Mexico	Smoking article wrapper and method of making same for controlling ignition proclivity of a smoking article
SWM Luxembourg.	E239391	Austria	Smoking article wrapper for controlling ignition proclivity of a smoking article without affecting smoking characteristics
SWM Luxembourg	69814227.6	Germany	Smoking article wrapper for controlling ignition proclivity of a smoking article without affecting smoking characteristics
SWM Luxembourg	EP0870437	European Patent Office	Smoking article wrapper for controlling ignition proclivity of a smoking article without affecting smoking characteristics (Nationalize in AST, FRN, GB, GER AND SPN)
SWM Luxembourg	2193428	Spain	Smoking article wrapper for controlling ignition proclivity of a smoking article without affecting smoking characteristics
SWM Luxembourg	EP0870437	France	Smoking article wrapper for controlling ignition proclivity of a smoking article without affecting smoking characteristics
SWM Luxembourg	EP0870437	United Kingdom	Smoking article wrapper for controlling ignition proclivity of a smoking article without affecting smoking characteristics
SWM Luxembourg	3910716	Japan	Smoking article wrapper for controlling ignition proclivity of a smoking article without affecting smoking characteristics

27425929v4

SWM Luxembourg	PI9806628-5	Brazil	Smoking article wrapper for controlling ignition proclivity of a smoking article without affecting smoking characteristics
SWM Luxembourg	206814	Mexico	Smoking article wrapper for controlling ignition proclivity of a smoking article without affecting smoking characteristics
SWM Luxembourg	2,351,096	Canada	Paper wrapper for reduction of cigarette burn rate
SWM Luxembourg	E309.710	Austria	Paper wrapper for reduction of cigarette burn rate
SWM Luxembourg	PI0106822-9	Brazil	Paper wrapper for reduction of cigarette burn rate
SWM Luxembourg	60114931.9	Germany	Paper wrapper for reduction of cigarette burn rate
SWM Luxembourg	EP1166656	European Patent Office	Paper wrapper for reduction of cigarette burn rate
SWM Luxembourg	2253303	Spain	Paper wrapper for reduction of cigarette burn rate
SWM Luxembourg	EP1166656	Finland	Paper wrapper for reduction of cigarette burn rate
SWM Luxembourg	EP1166656	France	Paper wrapper for reduction of cigarette burn rate
SWM Luxembourg	EP1166656	Italy	Paper wrapper for reduction of cigarette burn rate
SWM Luxembourg	225017	Mexico	Paper wrapper for reduction of cigarette burn rate
SWM Luxembourg	E490.697	Austria	Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same
SWM Luxembourg	EP1333729	Belgium	Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same

27425929v4

27425929v4 SWM Luxembourg 2,427,830 Canada Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same SWM Luxembourg 2,643,086 Canada Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same SWM Luxembourg 2,643,087 Canada Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same SWM Luxembourg 2,643,090 Canada Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same SWM Luxembourg EP1333729 Switzerland Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same - at, be, ch, de, es, fi, fr, gb, gr, it, nl, pt, tr SWM Luxembourg 01818776.5 China Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same SWM Luxembourg 60143620.2 Germany Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same SWM Luxembourg EP1333729 European Patent Office Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same - AT, BE, CH, DE, ES, FI, FR, GB, GR, IT, NL, PT, TR

27425929v4 SWM Luxembourg EP2127543 European Patent Office Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same SWM Luxembourg E-574625 Austria Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same SWM Luxembourg EP2127543 Belgium Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same SWM Luxembourg EP2127543 Switzerland Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same SWM Luxembourg 60147115.6 Germany Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same SWM Luxembourg 2393891 Spain Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same SWM Luxembourg EP2127543 Finland Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same SWM Luxembourg EP2127543 France Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same SWM Luxembourg EP2127543 United Kingdom Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same

27425929v4 SWM Luxembourg 20120402877 Greece Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same SWM Luxembourg EP2127543 Italy Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same SWM Luxembourg EP2127543 Netherlands Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same SWM Luxembourg EP2127543 Portugal Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same SWM Luxembourg EP2127543 Turkey Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same SWM Luxembourg EP2127545 European Patent Office Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same SWM Luxembourg E-563659 Austria Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same SWM Luxembourg EP2127545 Belgium Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same SWM Luxembourg EP2127545 Switzerland Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same

27425929v4 SWM Luxembourg 60146787.6 Germany Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same SWM Luxembourg EP2127545 Spain Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same SWM Luxembourg EP2127545 Finland Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same SWM Luxembourg EP2127545 France Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same SWM Luxembourg EP2127545 United Kingdom Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same SWM Luxembourg 20120402168 Greece Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same SWM Luxembourg 71951BE/2012 Italy Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same SWM Luxembourg EP2127545 Netherlands Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same SWM Luxembourg EP2127545 Portugal Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same

27425929v4 SWM Luxembourg EP2127545 Turkey Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same SWM Luxembourg EP2127544 European Patent Office Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same SWM Luxembourg E-563658 Austria Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same SWM Luxembourg EP2127544 Belgium Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same SWM Luxembourg EP2127544 Switzerland Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same SWM Luxembourg 60146786.8 Germany Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same SWM Luxembourg 2388776 Spain Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same SWM Luxembourg EP2127544 Finland Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same SWM Luxembourg EP2127544 France Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same

27425929v4 SWM Luxembourg EP2127544 United Kingdom Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same SWM Luxembourg 20120402166 Greece Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same SWM Luxembourg 71952BE/2012 Italy Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same SWM Luxembourg EP2127544 Netherlands Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same SWM Luxembourg EP2127544 Portugal Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same SWM Luxembourg EP2127544 Turkey Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same SWM Luxembourg 2356358 Spain Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same SWM Luxembourg EP1333729 Finland Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same SWM Luxembourg EP1333729 France Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same

27425929v4 SWM Luxembourg EP1333729 United Kingdom Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same SWM Luxembourg 3074423 Greece Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same SWM Luxembourg 211777 India Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same SWM Luxembourg 253239 India Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same SWM Luxembourg 67800 BE/2011 Italy Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same SWM Luxembourg 3958685 Japan Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same SWM Luxembourg 279418 Mexico Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same SWM Luxembourg EP1333729 Netherlands Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same SWM Luxembourg EP1333729 Portugal Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same

SWM Luxembourg	EP1333729	Turkey	Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same - AT, BE, CH, DE, ES, FI, FR, GB, GR, IT, NL, PT, TR
SWM Luxembourg	2,464,421	Canada	Cigarette paper with reduced carbon monoxide delivery
SWM Luxembourg	4863603	Japan	Cigarette paper with reduced carbon monoxide delivery
SWM Luxembourg	281946	Mexico	Cigarette paper with reduced carbon monoxide delivery
SWM Luxembourg	E424122	Austria	Smoking articles with reduced ignition proclivity characteristics - AT, BE, BG, CH, CZ, DE, ES, FI, FR, GB, GR, HU, IT, NL, PT, TR
SWM Luxembourg	2003207620	Australia	Smoking articles with reduced ignition proclivity characteristics
SWM Luxembourg	EP1482815	Belgium	Smoking articles with reduced ignition proclivity characteristics
SWM Luxembourg	EP1482815	Bulgaria	Smoking articles with reduced ignition proclivity characteristics
SWM Luxembourg	2,467,767	Canada	Smoking articles with reduced ignition proclivity characteristics
SWM Luxembourg	EP1482815	Switzerland	Smoking articles with reduced ignition proclivity characteristics
SWM Luxembourg	03802006.8	China	Smoking articles with reduced ignition proclivity characteristics
SWM Luxembourg	EP1482815	Czech Republic	Smoking articles with reduced ignition proclivity characteristics
SWM Luxembourg	60326435.2	Germany	Smoking articles with reduced ignition proclivity characteristics
SWM Luxembourg	EP1482815	European Patent Office	Smoking articles with reduced ignition proclivity characteristics
SWM Luxembourg	2321597	Spain	Smoking articles with reduced ignition proclivity characteristics

27425929v4

SWM Luxembourg	EP1482815	Finland	Smoking articles with reduced ignition proclivity characteristics
SWM Luxembourg	EP1482815	France	Smoking articles with reduced ignition proclivity characteristics
SWM Luxembourg	EP1482815	United Kingdom	Smoking articles with reduced ignition proclivity characteristics
SWM Luxembourg	EP1482815	Greece	Smoking articles with reduced ignition proclivity characteristics
SWM Luxembourg	EP1482815	Hungary	Smoking articles with reduced ignition proclivity characteristics
SWM Luxembourg	ID0021335	Indonesia	Smoking articles with reduced ignition proclivity characteristics
SWM Luxembourg	69299BE/2009	Italy	Smoking articles with reduced ignition proclivity characteristics
SWM Luxembourg	4672261	Japan	Smoking articles with reduced ignition proclivity characteristics
SWM Luxembourg	5214702	Japan	Smoking articles with reduced ignition proclivity characteristics
SWM Luxembourg	10-0904826	Republic of Korea	Smoking articles with reduced ignition proclivity characteristics
SWM Luxembourg	259253	Mexico	Smoking articles with reduced ignition proclivity characteristics
SWM Luxembourg	314398	Mexico	Smoking articles with reduced ignition proclivity characteristics
SWM Luxembourg	EP1482815	Netherlands	Smoking articles with reduced ignition proclivity characteristics
SWM Luxembourg	532956	New Zealand	Smoking articles with reduced ignition proclivity characteristics
SWM Luxembourg	1-2004-501129	Philippines	Smoking articles with reduced ignition proclivity characteristics
SWM Luxembourg	EP1482815	Portugal	Smoking articles with reduced ignition proclivity characteristics
SWM Luxembourg	2313264	Russian Federation	Smoking articles with reduced ignition proclivity characteristics
SWM Luxembourg	EP1482815	Turkey	Smoking articles with reduced ignition proclivity characteristics

27425929v4

SWM Luxembourg	200610059510.1	China	Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same
SWM Luxembourg	1-2006-501890	Philippines	Smoking articles with reduced ignition proclivity characteristics
SWM Luxembourg	E-621614	Austria	Wrappers for smoking articles having reduced diffusion leading to reduced ignition proclivity characteristics
SWM Luxembourg	2008218307	Australia	Wrappers for smoking articles having reduced diffusion leading to reduced ignition proclivity characteristics
SWM Luxembourg	2,677,708	Canada	Wrappers for smoking articles having reduced diffusion leading to reduced ignition proclivity characteristics
SWM Luxembourg	200880005814.7	China	Wrappers for smoking articles having reduced diffusion leading to reduced ignition proclivity characteristics
SWM Luxembourg	CZ/EP 2134199	Czech Republic	Wrappers for smoking articles having reduced diffusion leading to reduced ignition proclivity characteristics
SWM Luxembourg	602008026062.3	Germany	Wrappers for smoking articles having reduced diffusion leading to reduced ignition proclivity characteristics
SWM Luxembourg	EP2134199	European Patent Office	AT, CZ, DE, ES, FI, FR, TR/HCK - wrappers for smoking articles having reduced diffusion leading to reduced ignition proclivity characteristics
SWM Luxembourg	EP2158817	European Patent Office	Wrappers for smoking articles having reduced diffusion leading to reduced ignition proclivity characteristics
SWM Luxembourg	E-586775	Austria	Wrappers for smoking articles having reduced diffusion leading to reduced ignition proclivity characteristics

27425929v4

SWM Luxembourg	EP2158817	Belgium	Wrappers for smoking articles having reduced diffusion leading to reduced ignition proclivity characteristics
SWM Luxembourg	EP2158817	Bulgaria	Wrappers for smoking articles having reduced diffusion leading to reduced ignition proclivity characteristics
SWM Luxembourg	EP2158817	Switzerland	Wrappers for smoking articles having reduced diffusion leading to reduced ignition proclivity characteristics
SWM Luxembourg	CZ/EP 2158817 T3	Czech Republic	Wrappers for smoking articles having reduced diffusion leading to reduced ignition proclivity characteristics
SWM Luxembourg	EP2158817	Germany	Wrappers for smoking articles having reduced diffusion leading to reduced ignition proclivity characteristics
SWM Luxembourg	ES2399169T3	Spain	Wrappers for smoking articles having reduced diffusion leading to reduced ignition proclivity characteristics
SWM Luxembourg	EP2158817	Finland	Wrappers for smoking articles having reduced diffusion leading to reduced ignition proclivity characteristics
SWM Luxembourg	EP2158817	France	Wrappers for smoking articles having reduced diffusion leading to reduced ignition proclivity characteristics
SWM Luxembourg	EP2158817	United Kingdom	Wrappers for smoking articles having reduced diffusion leading to reduced ignition proclivity characteristics
SWM Luxembourg	20130400483	Greece	Wrappers for smoking articles having reduced diffusion leading to reduced ignition proclivity characteristics
SWM Luxembourg	P20130147	Croatia	Wrappers for smoking articles having reduced diffusion leading to reduced ignition proclivity characteristics

27425929v4

SWM Luxembourg	E017628	Hungary	Wrappers for smoking articles having reduced diffusion leading to reduced ignition proclivity characteristics
SWM Luxembourg	67632BE/2013	Italy	Wrappers for smoking articles having reduced diffusion leading to reduced ignition proclivity characteristics
SWM Luxembourg	EP2158817	Lithuania	Wrappers for smoking articles having reduced diffusion leading to reduced ignition proclivity characteristics
SWM Luxembourg	EP2158817	Netherlands	Wrappers for smoking articles having reduced diffusion leading to reduced ignition proclivity characteristics
SWM Luxembourg	EP2158817	Poland	Wrappers for smoking articles having reduced diffusion leading to reduced ignition proclivity characteristics
SWM Luxembourg	EP2158817	Portugal	Wrappers for smoking articles having reduced diffusion leading to reduced ignition proclivity characteristics
SWM Luxembourg	EP2158817	Romania	Wrappers for smoking articles having reduced diffusion leading to reduced ignition proclivity characteristics
SWM Luxembourg	TR2013/01023T4	Turkey	Wrappers for smoking articles having reduced diffusion leading to reduced ignition proclivity characteristics
SWM Luxembourg	EP2134199	Spain	Wrappers for smoking articles having reduced diffusion leading to reduced ignition proclivity characteristics
SWM Luxembourg	EP2134199	Finland	Wrappers for smoking articles having reduced diffusion leading to reduced ignition proclivity characteristics
SWM Luxembourg	EP2134199	France	Wrappers for smoking articles having reduced diffusion leading to reduced ignition proclivity characteristics

27425929v4

SWM Luxembourg	IDP000034524	Indonesia	Wrappers for smoking articles having reduced diffusion leading to reduced ignition proclivity characteristics
SWM Luxembourg	10-1482806	Republic of Korea	Wrappers for smoking articles having reduced diffusion leading to reduced ignition proclivity characteristics
SWM Luxembourg	296153	Mexico	Wrappers for smoking articles having reduced diffusion leading to reduced ignition proclivity characteristics
SWM Luxembourg	1-2009-501509	Philippines	Wrappers for smoking articles having reduced diffusion leading to reduced ignition proclivity characteristics
SWM Luxembourg	TR201311549T4	Turkey	Wrappers for smoking articles having reduced diffusion leading to reduced ignition proclivity characteristics
SWM Luxembourg	105353	Ukraine	Wrappers for smoking articles having reduced diffusion leading to reduced ignition proclivity characteristics
SWM Luxembourg	2009/05444	South Africa	Wrappers for smoking articles having reduced diffusion leading to reduced ignition proclivity characteristics
SWM Luxembourg	2008272833	Australia	Smoking articles having reduced ignition proclivity characteristics
SWM Luxembourg	2013200653	Australia	Smoking articles having reduced ignition proclivity characteristics
SWM Luxembourg	200880023375.2	China	Smoking articles having reduced ignition proclivity characteristics
SWM Luxembourg	324030	Mexico	Smoking articles having reduced ignition proclivity characteristics
SWM Luxembourg	148410	Russian Federation	Smoking articles having reduced ignition proclivity characteristics
SWM Luxembourg	102374	Ukraine	Smoking articles having reduced ignition proclivity characteristics

27425929v4

SWM Luxembourg	107736	Ukraine	Smoking articles having reduced ignition proclivity characteristics
SWM Luxembourg	2009/07969	South Africa	Smoking articles having reduced ignition proclivity characteristics
SWM Luxembourg	2009215726	Australia	Treated aeas on a wrapper for reducing the ignition proclivity characteristics of a smoking article
SWM Luxembourg	321829	Mexico	Treated aeas on a wrapper for reducing the ignition proclivity characteristics of a smoking article
SWM Luxembourg	1-2010-501857	Philippines	Treated aeas on a wrapper for reducing the ignition proclivity characteristics of a smoking article
SWM Luxembourg	2503383	Russian Federation	Treated aeas on a wrapper for reducing the ignition proclivity characteristics of a smoking article
SWM Luxembourg	103019	Ukraine	Treated aeas on a wrapper for reducing the ignition proclivity characteristics of a smoking article
SWM Luxembourg	2010/05832	South Africa	Treated aeas on a wrapper for reducing the ignition proclivity characteristics of a smoking article
SWM Luxembourg	2966700	France	Method for producing articles of plant origin impregnated with a liquid plant substance

Patents (Applications)

OWNER	APPLICATION NUMBER	COUNTRY/STATE	DESCRIPTION
SWM Luxembourg	PI0115333-1	Brazil	Process for producing smoking articles with reduced ignition proclivity characteristics and products made according to same
SWM Luxembourg	PI0307111-1	Brazil	Smoking articles with reduced ignition proclivity characteristics
SWM Luxembourg	N/A	Canada	Smoking articles with reduced ignition proclivity characteristics

27425929v4

SWM Luxembourg	07777353.9	European Patent Office	Benefits of adding citrate or other burn additives to alginate during printing of brands on cigarette paper
SWM Luxembourg	PI0807557-3	Brazil	Wrappers for smoking articles having reduced diffusion leading to reduced ignition proclivity characteristics
SWM Luxembourg	12167125.9	European Patent Office	Wrappers for smoking articles having reduced diffusion leading to reduced ignition proclivity characteristics
SWM Luxembourg	2009-551002	Japan	Wrappers for smoking articles having reduced diffusion leading to reduced ignition proclivity characteristics
SWM Luxembourg	2009135276	Russian Federation	Wrappers for smoking articles having reduced diffusion leading to reduced ignition proclivity characteristics
SWM Luxembourg	1-2009-01731	Vietnam	Wrappers for smoking articles having reduced diffusion leading to reduced ignition proclivity characteristics
SWM Luxembourg	PI0812819-7	Brazil	Smoking articles having reduced ignition proclivity characteristics
SWM Luxembourg	2,688,276	Canada	Smoking articles having reduced ignition proclivity characteristics
SWM Luxembourg	N/A	Canada	Smoking articles having reduced ignition proclivity characteristics
SWM Luxembourg	201210380803.5	China	Smoking articles having reduced ignition proclivity characteristics
SWM Luxembourg	08781342.4	European Patent Office	Smoking articles having reduced ignition proclivity characteristics
SWM Luxembourg	W-00200903647	Indonesia	Smoking articles having reduced ignition proclivity characteristics
SWM Luxembourg	W-00201202695	Indonesia	Smoking articles having reduced ignition proclivity characteristics
SWM Luxembourg	2010-515271	Japan	Smoking articles having reduced ignition proclivity characteristics

27425929v4

SWM Luxembourg	2013-249558	Japan	Smoking articles having reduced ignition proclivity characteristics
SWM Luxembourg	2009-7025934	Republic of Korea	Smoking articles having reduced ignition proclivity characteristics
SWM Luxembourg	1-2009-502481	Philippines	Smoking articles having reduced ignition proclivity characteristics
SWM Luxembourg	2009147306	Russian Federation	Smoking articles having reduced ignition proclivity characteristics
SWM Luxembourg	2014106600	Russian Federation	Smoking articles having reduced ignition proclivity characteristics
SWM Luxembourg	1-2009-02736	Vietnam	Smoking articles having reduced ignition proclivity characteristics
SWM Luxembourg	1-2012-03113	Vietnam	Smoking articles having reduced ignition proclivity characteristics
SWM Luxembourg	PI0905963-6	Brazil	Treated aeas on a wrapper for reducing the ignition proclivity characteristics of a smoking article
SWM Luxembourg	2,715,495	Canada	Treated aeas on a wrapper for reducing the ignition proclivity characteristics of a smoking article
SWM Luxembourg	200980110275.8	China	Treated aeas on a wrapper for reducing the ignition proclivity characteristics of a smoking article
SWM Luxembourg	09712765.8	European Patent Office	Treated aeas on a wrapper for reducing the ignition proclivity characteristics of a smoking article
SWM Luxembourg	W-00201002829	Indonesia	Treated aeas on a wrapper for reducing the ignition proclivity characteristics of a smoking article
SWM Luxembourg	5165/CHENP/2010	India	Treated aeas on a wrapper for reducing the ignition proclivity characteristics of a smoking article
SWM Luxembourg	2010-547679	Japan	Treated aeas on a wrapper for reducing the ignition proclivity characteristics of a smoking article
SWM Luxembourg	2010-7018264	Republic of Korea	Treated aeas on a wrapper for reducing the ignition proclivity characteristics of a smoking article

27425929v4

SWM Luxembourg	N/A	Republic of Korea	Treated aeas on a wrapper for reducing the ignition proclivity characteristics of a smoking article
SWM Luxembourg	1-2010-02385	Vietnam	Treated aeas on a wrapper for reducing the ignition proclivity characteristics of a smoking article
SWM Luxembourg	2011322393	Australia	Method for producing articles of plant origin impregnated with a liquid plant substance
SWM Luxembourg	BR1120130105135	Brazil	Method for producing articles of plant origin impregnated with a liquid plant substance
SWM Luxembourg	2,814,816	Canada	Method for producing articles of plant origin impregnated with a liquid plant substance
SWM Luxembourg	201180052379.5	China	Method for producing articles of plant origin impregnated with a liquid plant substance
SWM Luxembourg	13-116989	Colombia	Method for producing articles of plant origin impregnated with a liquid plant substance
SWM Luxembourg	PCT/NA2013/000714	Egypt	Method for producing articles of plant origin impregnated with a liquid plant substance
SWM Luxembourg	11832116.5	European Patent Office	Method for producing articles of plant origin impregnated with a liquid plant substance
SWM Luxembourg	W-00201301730	Indonesia	Method for producing articles of plant origin impregnated with a liquid plant substance
SWM Luxembourg	225993	Israel	Method for producing articles of plant origin impregnated with a liquid plant substance
SWM Luxembourg	1189/KOLNP/2013	India	Method for producing articles of plant origin impregnated with a liquid plant substance
SWM Luxembourg	2013-535486	Japan	Method for producing articles of plant origin impregnated with a liquid plant substance

27425929v4

SWM Luxembourg	KE/P/2013/001806	Kenya	Method for producing articles of plant origin impregnated with a liquid plant substance
SWM Luxembourg	2013-7013686	Republic of Korea	Method for producing articles of plant origin impregnated with a liquid plant substance
SWM Luxembourg	MX/a/2013/004339	Mexico	Method for producing articles of plant origin impregnated with a liquid plant substance
SWM Luxembourg	PI2013001348	Malaysia	Method for producing articles of plant origin impregnated with a liquid plant substance
SWM Luxembourg	610003	New Zealand	Method for producing articles of plant origin impregnated with a liquid plant substance
SWM Luxembourg	1-2013-500815	Philippines	Method for producing articles of plant origin impregnated with a liquid plant substance
SWM Luxembourg	2013124366	Russian Federation	Method for producing articles of plant origin impregnated with a liquid plant substance
SWM Luxembourg	1301002250	Thailand	Method for producing articles of plant origin impregnated with a liquid plant substance
SWM Luxembourg	a201306660	Ukraine	Method for producing articles of plant origin impregnated with a liquid plant substance
SWM Luxembourg	1-2013-01625	Vietnam	Method for producing articles of plant origin impregnated with a liquid plant substance
SWM Luxembourg	2013/03122	South Africa	Method for producing articles of plant origin impregnated with a liquid plant substance
SWM Luxembourg	2013329037	Australia	Wrapper having reduced ignition proclivity characteristics
SWM Luxembourg	2,887,696	Canada	Wrapper having reduced ignition proclivity characteristics
SWM Luxembourg	N/A	China	Wrapper having reduced ignition proclivity characteristics

27425929v4

27425929v4 SWM Luxembourg 13785996.3 European Patent Office Wrapper having reduced ignition proclivity characteristics SWM Luxembourg N/A Japan Wrapper having reduced ignition proclivity characteristics SWM Luxembourg 2015-7011999 Republic of Korea Wrapper having reduced ignition proclivity characteristics SWM Luxembourg 2013147018 Russian Federation Wrappers for smoking articles having reduced diffusion leading to reduced ignition proclivity characteristics SWM Luxembourg PCT/US2014/069439 PCT Wrappers for smoking articles SWM Luxembourg PCT/US2014/018870 PCT Composition for making a tea beverage or herbal and vegetable broths SWM Luxembourg 14182429.2 European Patent Office Method for making reconstituted plant material using extrusion or molding processes and products so obtained

27425929v4 Schedule 5.12: Post Closing Matters Post Closing Deliverable Deadline to Deliver Insurance endorsements meeting the requirements set forth in Section 5.05 of the Credit Agreement November 12, 2015 Control Agreements as required pursuant to Section 3.5 of the Security Agreement December 12, 2015 Amendment to Bylaws of DelStar Holding Corp. and DelStar, Inc., in form and substance satisfactory to the Administrative Agent December 12, 2015 Delivery to the Administrative Agent of certificates (and stock powers executed in blank) of shares of entities that either: (i) were previously issued for which an original stock certificate is missing, or (ii) were required by the terms of their charter or organizational documents to have issued stock certificates but have not done so, in each case only for such entities listed on Schedule 7 of the Perfection Certificate that are pledging equity interests to Administrative Agent. In the case of equity interests for entities organized in the United States, December 31, 2015, or such later date as Administrative Agent may reasonably agree; and In the case of equity interests for entities organized under the laws of a foreign jurisdiction, January 31, 2016, or such later date as Administrative Agent may reasonably agree Delivery to the Administrative Agent of a recorded USPTO termination terminating the security interest of RBS Citizens, N.A. in certain trademarks owned by DelStar Technologies, Inc., in form and substance satisfactory to Administrative Agent December 12, 2015

Schedule 6.02: Existing Liens

DEBTOR: SCHWEITZER-MAUDUIT INTERNATIONAL, INC.

Jurisdiction	Secured Party	Filing Number	Filing Date	Collateral
Delaware Secretary of State	Safeco Credit Co. Inc. dba SAFELINE Leasing	6035355 7	1/23/06 (continued 12/2/10)	In lieu of continuation financing statements: Barrow County, GA - #007-2001-001055 recorded 2/26/01 – Collateral: lease transaction – Equipment – Hyster lift truck/Cascade roll clamp MA SOS - #200100193110 recorded 2/26/01 – Collateral: lease transaction – Equipment – Hyster lift truck/Cascade roll clamp
Delaware Secretary of State	U.S. Bancorp Business Equipment Finance Group	2010 4189332	11/30/10	Equipment
Delaware Secretary of State	NMHG Financial Services, Inc.	2012 1037359	3/19/12	Leased equipment including all proceeds and insurance proceeds thereof
Delaware Secretary of State	Deere Credit, Inc.	2012 2893206	7/27/12	Leased equipment including all attachments, accessories, components, repairs and improvements; all accounts, general intangibles, contract rights and chattel paper relating thereto; all proceeds, including insurance, sale, lease and rental proceeds, and proceeds of proceeds
Delaware Secretary of State	Coactiv Capital Partners, Inc.	2012 4235554	11/2/12	Equipment: Sharp copiers; Kyocera printers including all attachments and accessories
Delaware Secretary of State	CSI Leasing, Inc.	2013 1649392	4/30/13	Equipment leased pursuant to Equipment Schedule No. 3 to Master Lease 248836; all repairs, accessions, accessories and replacements (amended 11/20/13 to add serial numbers and specify collateral: Leibert UPS System 387639)

27425929v4

Jurisdiction	Secured Party	Filing Number	Filing Date	Collateral
Delaware Secretary of State	General Electric Capital Corporation	2014 4489787	11/6/14	Leased equipment including replacements, exchanges and substitutions therefor; attachments, accessories, accessions and additions thereto, insurance, lease, sublease and other proceeds thereof

DEBTOR: DELSTAR TECHNOLOGIES, INC.

Jurisdiction	Secured Party	Filing Number	Filing Date	Collateral
Delaware Secretary of State	Applied Industrial Technologies-TX LP	2007 0660893	2/21/07 (continued on 2/21/12)	PMSI in all acquired equipment consigned or shipped pursuant to that certain Consignment Agreement (amended 2/21/12 to change name of secured party to Applied Industrial Technologies, Inc.)
Delaware Secretary of State	U.S. Bancorp Business Equipment Finance Group	2011 0081516	1/7/11	Equipment: Floor finishers
Delaware Secretary of State	Advantage Group	2013 2570118	6/25/13	All equipment and personal property including furniture, fixtures and equipment subject to that certain Agreement Number LA#183019-002 dated 6/18/13 and subject to any and all existing and future schedules entered into pursuant to and incorporating said agreement
Delaware Secretary of State	Wells Fargo Bank, N.A.	2014 0223743	1/17/14	Equipment - 2013 Crown Forklifts with batteries and chargers and all equipment parts, accessories, substitutions, additions, accessions and replacements, installed in, affixed to, or used in conjunction therewith and the proceeds thereof together with all installment payments, insurance proceeds, other proceeds and payments due arising from or relating to said equipment
Delaware Secretary of State	Wells Fargo Bank, N.A.	2014 0223750	1/17/14	Equipment - 2013 Crown Forklifts with batteries and chargers and all equipment parts, accessories, substitutions, additions, accessions and replacements, installed in, affixed to, or used in conjunction therewith and the proceeds thereof

27425929v4

27425929v4 Jurisdiction Secured Party Filing Number Filing Date Collateral together with all installment payments, insurance proceeds, other proceeds and payments due arising from or relating to said equipment Delaware Secretary of State Wells Fargo Bank, N.A. 2014 2965259 7/25/14 Equipment – Factory Cat Floor Scrubber and all equipment parts, accessories, substitutions, additions, accessions and replacements thereto and the proceeds together with all installment payments, insurance proceeds and other proceeds and payment due and to become due relating to the equipment Delaware Secretary of State U.S. Bank Equipment Finance 2015 0549658 2/9/15 Equipment – copiers together with all replacements, parts, repairs, additions, accessions and accessories and all proceeds of the foregoing including insurance recoveries

27425929v4 Schedule 6.08: Existing Restrictions 1. Pursuant to a Supply Agreement between Schweitzer-Mauduit International, Inc. and Phillip Morris USA, SWMI is prohibited from causing any lien to exist upon inventory located at its Spotswood, New Jersey mill. SWM is required to represent and warrant that all products to be delivered to Philip Morris USA pursuant to such contract is free and clear from encumbrances. Additionally, some of the finished product at such location is warehoused by SWM but is the property of Phillip Morris USA. 2. The Lease Agreement dated July 21, 2015 between Willow Hill Road Solar, LLC and Schweitzer-Mauduit International, Inc. contemplates that Willow Hill Road Solar will construct, own and operate a solar power plant on real property owned by SWM, and prohibits SWM from causing any lien to exist upon the solar power plant. 3. There are multiple agreements with various customers concerning reconstituted tobacco pursuant to which these customers supply Schweitzer-Mauduit International, Inc. with tobacco feedstock for processing, and retain title to the tobacco feedstock while it is in Schweitzer- Mauduit International, Inc.’s possession.

DMSLIBRARY01:27285342.4 EXHIBIT A FORM OF ASSIGNMENT AND ASSUMPTION This Assignment and Assumption (the "Assignment and Assumption") is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the "Assignor") and [Insert name of Assignee] (the "Assignee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full. For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor's rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any letters of credit, guarantees, and swingline loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the "Assigned Interest"). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor. 1. Assignor: ______________________________ 2. Assignee: ______________________________ [and is an Affiliate/Approved Fund of [identify Lender]1 ] 3. Borrower(s): SCHWEITZER-MAUDUIT INTERNATIONAL, INC., a Delaware corporation, SWM HOLDCO 1, a Luxembourg private limited liability company (société à responsabilité limitée) and SWM LUXEMBOURG, a Luxembourg private limited liability company (société à responsabilité limitée) 4. Administrative Agent: JPMORGAN CHASE BANK, N.A., as the administrative agent under the Credit Agreement 5. Credit Agreement: Second Amended and Restated Credit Agreement, dated as of October 28, 2015, by and among SCHWEITZER-MAUDUIT 1 Select as applicable.

DMSLIBRARY01:27285342.4 INTERNATIONAL, INC., a Delaware corporation (“Parent” or “U.S. Borrower”), SWM HOLDCO 1, a Luxembourg private limited liability company (société à responsabilité limitée), having its registered office at 17, rue Edmond Reuter, L-5326 Contern, Grand-Duchy of Luxembourg, registered with the Luxembourg Register of Commerce and Companies (Registre de Commerce et des Sociétés, Luxembourg) under number B 182.478 and with a share capital of EUR 9,416,950 (“SWM HOLDCO 1”), SWM LUXEMBOURG, a Luxembourg private limited liability company (société à responsabilité limitée), having its registered office at 17, rue Edmond Reuter, L-5326 Contern, Grand-Duchy of Luxembourg, registered with the Luxembourg Register of Commerce and Companies (Registre de Commerce et des Sociétés, Luxembourg) under number B 180.186 and with a share capital of EUR 10,691,750 (“SWM Luxembourg” and, together with U.S. Borrower and SWM Holdco 1, the “Borrowers” and, individually, each a “Borrower”), the Lenders from time to time a party thereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent, and the other agents party thereto. 6. Assigned Interest: Facility Assigned2 Aggregate Amount of Commitment/Loans for all Lenders Amount of Commitment/Loans Assigned Percentage Assigned of Commitment/Loans3 $ $ % $ $ % $ $ % Effective Date: _____________ ___, 20___ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.] The Assignee agrees to deliver to the Administrative Agent a completed Administrative Questionnaire in which the Assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Borrowers, the Loan Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the Assignee's compliance procedures and applicable laws, including federal and state securities laws. The terms set forth in this Assignment and Assumption are hereby agreed to: ASSIGNOR [NAME OF ASSIGNOR] By: Title: 2 Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment (e.g., "Revolving Commitment," "Term Loan A-1," "Term Loan A-2," etc.) 3 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

DMSLIBRARY01:27285342.4 ASSIGNEE [NAME OF ASSIGNEE] By: Title: [Consented to and]4 Accepted: JPMORGAN CHASE BANK, N.A., as Administrative Agent By_________________________________ Title: [Consented to:]5 [NAME OF RELEVANT PARTY] By________________________________ Title: 4 To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement. 5 To be added only if the consent of the Borrowers and/or other parties (e.g. Swingline Lenders, Issuing Bank) is required by the terms of the Credit Agreement.

DMSLIBRARY01:27285342.4 ANNEX 1 SECOND AMENDED AND RESTATED CREDIT AGREEMENT SCHWEITZER-MAUDUIT INTERNATIONAL, INC. STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION 1. Representations and Warranties. 1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any collateral thereunder, (iii) the financial condition of the Borrowers, any of their Subsidiaries or Affiliates or any other Person obligated in respect of the Credit Agreement or (iv) the performance or observance by the Borrowers, any of their Subsidiaries or Affiliates or any other Person of any of their respective obligations under the Credit Agreement. 1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. 2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date. 3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Acceptance and adoption of the terms of this Assignment and Assumption by the Assignee

2 DMSLIBRARY01:27285342.4 and the Assignor by Electronic Signature or delivery of an executed counterpart of a signature page of this Assignment and Assumption by any Electronic System shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the laws of the State of New York.

DMSLIBRARY01:27285342.4 EXHIBIT B [RESERVED]

DMSLIBRARY01:27285342.4 EXHIBIT C FORM OF COMPLIANCE CERTIFICATE To: The Lenders Parties to the Credit Agreement Described Below This Compliance Certificate (this “Certificate”) is furnished pursuant to that certain Second Amended and Restated Credit Agreement, dated as of October 28, 2015 (as amended, restated, supplemented, modified, renewed or extended from time to time, the “Agreement”) by and among SCHWEITZER-MAUDUIT INTERNATIONAL, INC., a Delaware corporation (“Parent” or “U.S. Borrower”), SWM HOLDCO 1, a Luxembourg private limited liability company (société à responsabilité limitée), having its registered office at 17, rue Edmond Reuter, L-5326 Contern, Grand- Duchy of Luxembourg, registered with the Luxembourg Register of Commerce and Companies (Registre de Commerce et des Sociétés, Luxembourg) under number B 182.478 and with a share capital of EUR 9,416,950 (“SWM HOLDCO 1”), SWM LUXEMBOURG, a Luxembourg private limited liability company (société à responsabilité limitée), having its registered office at 17, rue Edmond Reuter, L-5326 Contern, Grand-Duchy of Luxembourg, registered with the Luxembourg Register of Commerce and Companies (Registre de Commerce et des Sociétés, Luxembourg) under number B 180.186 and with a share capital of EUR 10,691,750 (“SWM Luxembourg” and, together with U.S. Borrower and SWM Holdco 1, the “Borrowers” and, individually, each a “Borrower”), the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders, and the other agents party thereto. Unless otherwise defined herein, capitalized terms used in this Certificate have the meanings ascribed thereto in the Agreement. THE UNDERSIGNED HEREBY CERTIFIES THAT: 1. I am the duly elected of Parent; 2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of Parent and its Subsidiaries during the accounting period covered by the attached financial statements [for quarterly financial statements add: and such financial statements present fairly in all material respects the financial condition and results of operations of Parent and its consolidated Subsidiaries on a consolidated and consolidating basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes]; 3. The examinations described in paragraph 2 above did not disclose, except as set forth below, and I have no knowledge of, (i) the existence of any condition or event which constitutes a Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate or (ii) any change in GAAP or in the application thereof that has occurred since the date of the audited financial statements referred to in Section 3.04 of the Agreement; 4. Schedule I attached hereto sets forth financial data and computations evidencing the Borrowers’ compliance with Section 6.10 of the Agreement, all of which data and computations are true, complete and correct; 5. Schedule II hereto sets forth the computations necessary to determine the Applicable Rate commencing on the Business Day this Certificate is delivered; and 6. Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the (i) nature of the condition or event, the period during which it has existed and the action which the

DMSLIBRARY01:27285342.4 Borrowers have taken, are taking, or propose to take with respect to each such condition or event or (ii) the change in GAAP or the application thereof and the effect of such change on the attached financial statements: [Signature page follows immediately.]

DMSLIBRARY01:27285342.4 The foregoing certifications, together with the computations set forth in Schedule I and Schedule II hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this ____ day of ___________, _____. By: Name: Title:

DMSLIBRARY01:27285342.4 SCHEDULE I Compliance as of _______, ___ with Provisions of 6.10 of the Agreement

DMSLIBRARY01:27285342.4 SCHEDULE II Applicable Rate

DMSLIBRARY01:27285342.4 EXHIBIT D-1 [FORM OF] U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Second Amended and Restated Credit Agreement, dated as of October 28, 2015 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement”), by and among SCHWEITZER-MAUDUIT INTERNATIONAL, INC., a Delaware corporation (“Parent” or “U.S. Borrower”), SWM HOLDCO 1, a Luxembourg private limited liability company (société à responsabilité limitée), having its registered office at 17, rue Edmond Reuter, L- 5326 Contern, Grand-Duchy of Luxembourg, registered with the Luxembourg Register of Commerce and Companies (Registre de Commerce et des Sociétés, Luxembourg) under number B 182.478 and with a share capital of EUR 9,416,950 (“SWM HOLDCO 1”), SWM LUXEMBOURG, a Luxembourg private limited liability company (société à responsabilité limitée), having its registered office at 17, rue Edmond Reuter, L-5326 Contern, Grand-Duchy of Luxembourg, registered with the Luxembourg Register of Commerce and Companies (Registre de Commerce et des Sociétés, Luxembourg) under number B 180.186 and with a share capital of EUR 10,691,750 (“SWM Luxembourg” and, together with U.S. Borrower and SWM Holdco 1, the “Borrowers” and, individually, each a “Borrower”), the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders, and the other agents party thereto. Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of any of the Borrowers within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to any of the Borrowers as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Administrative Agent and the Borrowers with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrowers and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrowers and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF LENDER] By: Name: Title: Date: ________ __, 20[ ]

DMSLIBRARY01:27285342.4 EXHIBIT D-2 [FORM OF] U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Second Amended and Restated Credit Agreement, dated as of October 28, 2015 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement”), by and among SCHWEITZER-MAUDUIT INTERNATIONAL, INC., a Delaware corporation (“Parent” or “U.S. Borrower”), SWM HOLDCO 1, a Luxembourg private limited liability company (société à responsabilité limitée), having its registered office at 17, rue Edmond Reuter, L- 5326 Contern, Grand-Duchy of Luxembourg, registered with the Luxembourg Register of Commerce and Companies (Registre de Commerce et des Sociétés, Luxembourg) under number B 182.478 and with a share capital of EUR 9,416,950 (“SWM HOLDCO 1”), SWM LUXEMBOURG, a Luxembourg private limited liability company (société à responsabilité limitée), having its registered office at 17, rue Edmond Reuter, L-5326 Contern, Grand-Duchy of Luxembourg, registered with the Luxembourg Register of Commerce and Companies (Registre de Commerce et des Sociétés, Luxembourg) under number B 180.186 and with a share capital of EUR 10,691,750 (“SWM Luxembourg” and, together with U.S. Borrower and SWM Holdco 1, the “Borrowers” and, individually, each a “Borrower”), the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders, and the other agents party thereto. Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of any of the Borrowers within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to any of the Borrowers as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF PARTICIPANT] By: Name: Title: Date: ________ __, 20[ ]

DMSLIBRARY01:27285342.4 EXHIBIT D-3 [FORM OF] U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Second Amended and Restated Credit Agreement, dated as of October 28, 2015 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement”), by and among SCHWEITZER-MAUDUIT INTERNATIONAL, INC., a Delaware corporation (“Parent” or “U.S. Borrower”), SWM HOLDCO 1, a Luxembourg private limited liability company (société à responsabilité limitée), having its registered office at 17, rue Edmond Reuter, L- 5326 Contern, Grand-Duchy of Luxembourg, registered with the Luxembourg Register of Commerce and Companies (Registre de Commerce et des Sociétés, Luxembourg) under number B 182.478 and with a share capital of EUR 9,416,950 (“SWM HOLDCO 1”), SWM LUXEMBOURG, a Luxembourg private limited liability company (société à responsabilité limitée), having its registered office at 17, rue Edmond Reuter, L-5326 Contern, Grand-Duchy of Luxembourg, registered with the Luxembourg Register of Commerce and Companies (Registre de Commerce et des Sociétés, Luxembourg) under number B 180.186 and with a share capital of EUR 10,691,750 (“SWM Luxembourg” and, together with U.S. Borrower and SWM Holdco 1, the “Borrowers” and, individually, each a “Borrower”), the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders, and the other agents party thereto. Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of any of the Borrowers within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to any of the Borrowers as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W- 8BEN from each of such partner's/member's beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

DMSLIBRARY01:27285342.4 [NAME OF PARTICIPANT] By: Name: Title: Date: ________ __, 20[ ]

DMSLIBRARY01:27285342.4 EXHIBIT C-4 [FORM OF] U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Second Amended and Restated Credit Agreement, dated as of October 28, 2015 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement”), by and among SCHWEITZER-MAUDUIT INTERNATIONAL, INC., a Delaware corporation (“Parent” or “U.S. Borrower”), SWM HOLDCO 1, a Luxembourg private limited liability company (société à responsabilité limitée), having its registered office at 17, rue Edmond Reuter, L- 5326 Contern, Grand-Duchy of Luxembourg, registered with the Luxembourg Register of Commerce and Companies (Registre de Commerce et des Sociétés, Luxembourg) under number B 182.478 and with a share capital of EUR 9,416,950 (“SWM HOLDCO 1”), SWM LUXEMBOURG, a Luxembourg private limited liability company (société à responsabilité limitée), having its registered office at 17, rue Edmond Reuter, L-5326 Contern, Grand-Duchy of Luxembourg, registered with the Luxembourg Register of Commerce and Companies (Registre de Commerce et des Sociétés, Luxembourg) under number B 180.186 and with a share capital of EUR 10,691,750 (“SWM Luxembourg” and, together with U.S. Borrower and SWM Holdco 1, the “Borrowers” and, individually, each a “Borrower”), the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders, and the other agents party thereto. Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of any of the Borrowers within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to any of the Borrowers as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Administrative Agent and the Borrowers with IRS Form W- 8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner's/member's beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform any of the Borrowers and the Administrative Agent, and (2) the undersigned shall have at all times furnished any of the Borrowers and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

DMSLIBRARY01:27285342.4 [NAME OF LENDER] By: Name: Title: Date: ________ __, 20[ ]